UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Ensco plc

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Ensco plc 6 Chesterfield Gardens London, W1J 5BQ Phone: +44 (0) 20 7659 4660 www.enscoplc.com Company No. 7023598
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on 21 May 2018
The Annual General Meeting of Shareholders of Ensco plc ("Ensco," "we," "us," "our" or the "Company") will be held at the Serpentine Suite of the London Hilton on Park Lane, 22 Park Lane, London, W1K 1BE, United Kingdom, at 8:00 a.m. London time, on Monday 21 May 2018 (the "Meeting").
You will be asked to consider and to pass the resolutions below. Resolutions 11 and 12 will be proposed as special resolutions. All other resolutions will be proposed as ordinary resolutions.
ORDINARY RESOLUTIONS

1.	To re-elect, by way of separate ordinary resolutions, the eleven Directors named in the accompanying proxy statement to serve until the 2019 Annual General Meeting of Shareholders.

2.	To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2018.

3.
To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Meeting until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).

4.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.

5.	To approve the Ensco plc 2018 Long-Term Incentive Plan.

6.	To cast a non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2017 (excluding the Directors' Remuneration Policy).

7.	To cast a non-binding advisory vote to approve the compensation of our named executive officers.

8.	To cast a non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2017.

9.
To (i) approve the terms of the proposed purchase agreement or agreements providing for the purchase by the Company of up to 65.0 million shares for up to a maximum of $500.0 million in aggregate from one or more financial intermediaries and (ii) authorise the Company to make off-market purchases of shares pursuant to such agreement or agreements, the full text of which can be found in "Resolution 9" of the accompanying proxy statement. The authority conferred by "Resolution 9" will, unless varied, revoked or renewed by the shareholders prior to such time, expire five years after the date of the passing of this resolution.

10.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 10" of the accompanying proxy statement.
SPECIAL RESOLUTIONS

11.	To approve the general disapplication of pre-emption rights, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.

12.
To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in "Resolution 12" of the accompanying proxy statement.

Resolutions 1 through 10 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 10 will be approved if a simple majority of the votes cast are cast in favour thereof. Resolutions 11 and 12 will be proposed as special resolutions, which means, assuming a quorum is present, each of Resolutions 11 and 12 will be approved if 75% of the votes cast are cast in favour thereof.

With respect to the non-binding, advisory votes on Resolutions 6, 7 and 8, regarding the Directors' Remuneration Report, the compensation of our named executive officers and the U.K. statutory reports and accounts, the result of the vote will not require the Board of Directors or any committee thereof to take any action. However, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, the Board of Directors will carefully consider the outcome of the advisory votes on Resolutions 6, 7 and 8.
Please review the proxy statement accompanying this notice for more complete information regarding the Meeting and the full text of the resolutions to be proposed at the Meeting.
By Order of the Board of Directors,
Michael T. McGuinty
Senior Vice President, General Counsel and Secretary

30 March 2018

YOUR VOTE IS IMPORTANT. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS INCLUDED WITH THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR THE PROXY CARD INCLUDED WITH THE PROXY MATERIALS.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding our 2017 fiscal performance, please review our annual report on Form 10-K for the period ended 31 December 2017. This proxy statement, our 2017 annual report and a proxy card are first being sent or distributed to shareholders on or about 9 April 2018.
2018 Annual General Meeting of Shareholders

Time and Date:        8:00 a.m. London time
Place:            Serpentine Suite of the London Hilton on Park Lane, 22 Park Lane, London,
W1K 1BE, United Kingdom
Meeting Date:        21 May 2018
Record Date:        26 March 2018
Voting Cutoff Date:    3:00 p.m. Eastern Time on 18 May 2018
11:59 p.m. Eastern Time on 15 May 2018 for shares held in the Ensco Savings Plan
Voting Matters and Board Recommendations

Re-election of Directors	FOR each Nominee
Ratify KPMG LLP (U.S.) as U.S. Independent Auditors	FOR
Appoint KPMG LLP (U.K.) as U.K. Statutory Auditors	FOR
Authorise the U.K. Statutory Auditors' Remuneration	FOR
Approve the Ensco plc 2018 Long-Term Incentive Plan	FOR
Advisory Vote to Approve the Directors' Remuneration Report	FOR
Advisory Vote to Approve Named Executive Officer Compensation	FOR
Advisory Vote to Approve the U.K. Statutory Accounts	FOR
Authorise Share Repurchase Program	FOR
Authorise the Board of Directors to Allot Shares	FOR
Special Resolution to Approve the General Disapplication of Pre-emption Rights	FOR
Special Resolution to Approve the Disapplication of Pre-emption Rights in connection with an acquisition or specified capital investment	FOR

Board Nominees

Name	Age	Director Since	Principal Occupation	Committees	Independent (Yes/No)

J. Roderick Clark	67	2008	Former President and Chief Operating Officer of Baker Hughes Incorporated (Retired)	Compensation	Yes
Roxanne J. Decyk	65	2013	Former Executive Vice President of Global Government Relations for Royal Dutch Shell plc (Retired)	Compensation	Yes
Mary E. Francis CBE	69	2013	Former Senior Civil Servant in British Treasury and Prime Minister's Office (Retired)	Audit; Nominating and Governance	Yes
C. Christopher Gaut	61	2008	Chairman of Forum Energy Technologies, Inc.	Nominating and Governance	Yes
Jack E. Golden	69	2017	Managing Partner of Edgewater Energy LLC		Yes
Gerald W. Haddock	70	1986	President and Founder of Haddock Enterprises, LLC	Audit; Nominating and Governance	Yes
Francis S. Kalman	70	2011	Former Executive Vice President of McDermott International, Inc. (Retired)	Audit; Compensation	Yes
Keith O. Rattie	64	2008	Former Chairman, President and Chief Executive Officer of Questar Corporation and Former Chairman of QEP Resources (Retired)	Audit	Yes
Paul E. Rowsey, III	63	2000	Former Chief Executive Officer of Compatriot Capital, Inc. (Retired)	Nominating and Governance	Yes
Carl G. Trowell	49	2014	President and Chief Executive Officer of Ensco plc		No
Phil D. Wedemeyer	68	2017	Former Partner of Grant Thornton LLP (Retired)		Yes
2017 Business Overview

During 2017, Ensco and its peers in the offshore drilling industry continued to face headwinds from an unprecedented industry downturn. Depressed oil prices as compared to 2014 highs have caused:

•	Significant decline in the demand for offshore drilling services as many of our customers' projects became uneconomical;

•
Substantial reduction to customer capital expenditures for offshore projects and cancelled or deferred existing drilling programs, resulting in drilling contract cancellations, fewer market tenders and scarce new drilling contracts; and

•	Oversupply of rigs, which combined with the above, has resulted in significantly reduced day rates and utilisation across the offshore drilling sector.
Onshore drillers experienced better stock price performance due to improved commodity prices during 2017, but the offshore drilling sector continues to lag. Commodity prices have not improved enough to support the offshore activity levels needed to absorb the existing oversupply of rigs, resulting in continued pressure on offshore day rates.
Recent contract awards have demonstrated a customer preference for high-specification rigs contracted with established well-capitalised offshore drilling companies. As a result, we are positioning ourselves to capitalise on the eventual recovery by:

•	Maintaining a high-quality rig fleet;

•	Focusing on technology and innovation;

•	Expanding our global footprint; and

•	Strengthening our financial position.

During 2017, we continued to improve our capital management flexibility, enhance our fleet, reduce expenses and invest in initiatives that will enhance our operational and safety performance. Our emphasis on operational excellence, sustainable cost control, management systems, capital management and liquidity, human capital, service efficiency and strategic execution led to strong operational results for the year. For further details about our 2017 operational and financial achievements, see "Compensation Discussion and Analysis- Executive Summary - 2017 Business Achievements."
Executive Compensation Philosophy

Our executive compensation philosophy is based on the principle that the creation of long term shareholder value is the most important measure of executive officer performance. The business objectives against which we measure our performance include:

•	financial performance;

•	creation of and preservation of a strong balance sheet;

•	industry leading safety performance;

•	operational efficiency;

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability; and

•	strategic and opportunistic enhancement of our rig fleet.
We believe that achievement of these business objectives will contribute to growth in shareholder value over time. We stress the importance of these objectives through the structure of our executive compensation program by placing the majority of executive pay at risk and subjecting a significant portion of each executive officer's potential compensation to specific annual and long-term performance requirements.
Share Repurchase Program

As a U.K. Company, we are governed by the U.K. Companies Act 2006 (the "Companies Act"). Under the Companies Act, the Company is only permitted to undertake "off-market" share repurchases (meaning that any share repurchases must be effected by way of a purchase agreement rather than on a stock exchange), as our Class A ordinary shares ("shares") are only listed on the NYSE which is not a recognised investment exchange for U.K. purposes. The Companies Act also requires that the terms of any off-market purchase contract must be approved by our shareholders before the Company may undertake share purchases pursuant to such agreement. The Board of Directors (the "Board" or the "Directors") has authorised the repurchase of up to 65.0 million of our shares for up to a maximum of $500.0 million in aggregate (subject to shareholder approval) and our proposed Resolution 9 would give the Directors the power to implement such share repurchase program in accordance with U.K. law. The share repurchase program would give us added flexibility to return capital to shareholders over the coming years in the event investment opportunities do not meet our return criteria. The Board confirms that the authority to purchase shares under the share repurchase program will only be exercised after careful consideration of prevailing financial market conditions, the overall position of the Company and other potential uses of free cash flow, including investment in our fleet and dividend increases. The share repurchase program, if approved, will be valid for up to five years and may be discontinued by the Board at any time. Any Class A ordinary shares purchased pursuant to the share repurchase program will be cancelled. The share repurchase program will replace the share repurchase program that was approved by shareholders at the 2013 annual general meeting of shareholders and which will expire prior to the Meeting.

Allotment of Shares

Under the Companies Act, we cannot issue new shares (other than in certain limited circumstances) without first obtaining approval from our shareholders. The Companies Act provides that this approval grants authority to the Board to allot shares in the Company and to grant rights to subscribe for or convert any security of the Company into shares of the Company. Without the grant of authority from shareholders described in Resolution 10, the Board would be unable to issue any new shares without obtaining specific prior approval from our shareholders. Prior shareholder authorisation for the issue of new shares is required as a matter of U.K. law and it is customary for public limited companies incorporated under the laws of England and Wales to seek a general authority to issue new shares on an annual basis.
Disapplication of Pre-emption Rights

Under the Companies Act, our shareholders have pre-emption rights to subscribe for any ordinary shares we issue for cash in proportion to their existing shareholdings, which means we must offer shareholders the right to purchase any shares we intend to issue for cash. Our proposed Resolutions 11 and 12 would give the Directors the power to issue ordinary shares (or sell any ordinary shares which the Company elects to hold in treasury) for cash without first offering them to existing shareholders. Approval of these Resolutions would provide the Directors with flexibility to pursue strategic transactions, raise capital and finance growth with equity. Prior shareholder authorisation for the issue of new shares for cash on a non-pre-emptive basis is required as a matter of U.K. law and it is customary for public limited companies incorporated under the laws of England and Wales to seek a general authority to disapply pre-emption rights and an authority to disapply pre-emption rights in connection with an acquisition or specified capital investment on an annual basis.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING
1.   What is a proxy statement and what is a proxy?

A proxy statement is a document that the U.S. Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. The person designated is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers as proxies for the Meeting, Carl G. Trowell and Michael T. McGuinty.
2.   Why did I receive these proxy materials?

We are providing this meeting notice, proxy statement, proxy card and 2017 annual report and U.K. statutory accounts (the "proxy materials") in connection with the solicitation by our Board of proxies to be voted at our Meeting. The proxies also may be voted at any continuations, adjournments or postponements of the Meeting. This proxy statement contains information you may use when deciding how to vote in connection with the Meeting. All shareholders as of the close of business on 26 March 2018 are entitled to receive notice of, attend and vote at the Meeting or, subject to our Articles of Association, any adjournment or postponement of the Meeting. A list of all shareholders of record entitled to vote at the Meeting is on file at our principal executive offices, 6 Chesterfield Gardens, 3rd Floor, London, W1J 5BQ, United Kingdom, and will be available for inspection at the Meeting. Changes to entries on the register after this time will be disregarded in determining the rights of any person to attend or vote at the Meeting.
3.   Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Meeting.
4. Why did I not receive the Notice by mail or e-mail?

If you elected to receive proxy materials by mail or e-mail for any of your holdings in the past, you were automatically enrolled using the same process for all your holdings this year. If you would like to change the method of delivery, please follow the instructions set forth in the answer to Question 7.
5. How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide shareholders access to our proxy materials for the Meeting over the Internet. The proxy materials for the Meeting are available at www.proxyvote.com. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker or the Notice.

6. Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2017 annual report and U.K. statutory accounts, by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted at www.proxyvote.com.
7. Can I choose the method in which I receive future proxy materials?

There are three methods in which shareholders of record and beneficial owners may receive future proxy materials or notice thereof:

•	Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most shareholders.

•
E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please visit www.investordelivery.com to enroll or, if voting electronically at www.proxyvote.com, follow the instructions to enroll for electronic delivery after you vote.

•
Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. If you are voting electronically at www.proxyvote.com, follow the instructions to enroll for paper copies by mail after you vote.

If you are a beneficial owner, you should consult the directions provided by your broker, bank, trust or other nominee with respect to how you receive your proxy materials and how to vote your shares.
If there are multiple shareholders residing at the same address, we will send one set of proxy materials per household. However, you may inform us as to whether you wish to receive one set of proxy materials per household or one set of proxy materials per person in the future by calling or emailing as set forth above.
8. Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote.
9.   When and where is the Meeting and who may attend?

The Meeting will be held on 21 May 2018 at 8:00 a.m. London time at the Serpentine Suite of the London Hilton on Park Lane, 22 Park Lane, London, W1K 1BE, United Kingdom. All Ensco shareholders of record and beneficial owners as of the close of business on 26 March 2018 may attend the Meeting.

10.   What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered in your name on the books and records of Computershare Trust Company, N.A., our transfer agent, you are a "shareholder of record." Accordingly, we sent the Notice directly to you.
If your shares are held for you in the name of your broker, bank, trust or other nominee as custodian, your shares are held in "street name," and you are considered the "beneficial owner." Either the Notice or the proxy materials have been forwarded to you by your broker, bank, trust or other holder of record, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee on how to vote your shares by using the voting instruction card included in the mailing.
11.   How do I attend the Meeting? What do I need to bring?

Shareholders of Record: If you are a shareholder of record at the close of business on 26 March 2018 and plan to attend the Meeting, please bring the Notice to the Meeting as your proof of ownership of Ensco shares.
Beneficial Owners: If you are a beneficial owner and plan to attend the Meeting, you will need to bring evidence of your ownership of Ensco shares as of 26 March 2018 in the form of a recently dated letter from your broker, bank, trust or other nominee and a photo ID as proof of your identity. If you wish to vote at the Meeting, you must also bring a legal proxy as described in the answer to Question 17.
Note to All Meeting Attendees: Please note that no cameras, recording equipment, laptops, tablets, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will be permitted in the Meeting, and security measures will be in effect to ensure the safety of attendees. In all cases, you will need a photo ID to gain admission.
12.   What are my voting choices for each of the resolutions to be voted on at the Meeting?

You may vote "for" or "against" or you may elect to "abstain" with respect to each resolution. We have majority voting for the election of directors. Under our Articles of Association, when a quorum is present, a nominee seeking election to a directorship shall be elected if a majority of the votes cast are cast in favour of the resolution to elect or re-elect the director.
Resolutions 1 through 10 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 10 will be approved if a majority of the votes cast are cast in favour thereof. Resolutions 11 and 12 will be proposed as special resolutions, which means, assuming a quorum is present, each of Resolutions 11 and 12 will be approved if 75% of the votes cast are cast in favour thereof. With respect to the non-binding advisory votes on Resolutions 6, 7 and 8, the result of the vote will not require our Board or any committee thereof to take any action. However, our Board values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, our Board will carefully consider the outcome of the advisory votes on Resolutions 6, 7 and 8.

13. What are our Board's recommendations on how I should vote my shares?

Our Board recommends that you vote your shares as follows:

Resolutions 1a.-1k.	FOR each of the ordinary resolutions to re-elect the Directors of the Company.
Resolution 2	FOR the ordinary resolution to ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2018.
Resolution 3	FOR the ordinary resolution to appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006.
Resolution 4	FOR the ordinary resolution to authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
Resolution 5	FOR the ordinary resolution to approve the Ensco plc 2018 Long-Term Incentive Plan.
Resolution 6	FOR the non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2017.
Resolution 7	FOR the non-binding advisory vote to approve the compensation of our named executive officers.
Resolution 8	FOR the non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2017.
Resolution 9	FOR the ordinary resolution to approve the share repurchase program.
Resolution 10	FOR the ordinary resolution to authorise the Board to allot shares.
Resolution 11	FOR the special resolution to approve the general disapplication of pre-emption rights.
Resolution 12	FOR the special resolution to approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment.
14.   Are there any other matters to be acted upon at the Meeting?

We do not know of any other matters to be presented or acted upon at the Meeting. If any matters not set forth in the Meeting notice included in the proxy materials are properly brought before the Meeting, the persons named in the accompanying proxy will vote on them in accordance with their best judgement.
15.   Who is entitled to vote at the Meeting?

You are entitled to vote if you owned shares as of the close of business on the record date, 26 March 2018. If you are a beneficial owner of Company shares, you must have a legal proxy from the shareholder of record to vote your shares at the Meeting. Each share is entitled to one vote, and there is no cumulative voting.
As of 26 March 2018, we had 437,273,819 shares outstanding. Governing laws as well as our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of, attend and vote at the Meeting and any continuations, adjournments or postponements thereof. In accordance with the Company's Articles of Association, voting on all resolutions will be conducted on a poll and not on a show of hands.

16.   What is the quorum required to hold the Meeting? What are the effects of abstentions and broker non-votes at the Meeting?

For purposes of the Meeting, shareholders present in person or by proxy who represent at least a majority of shares entitled to vote at the Meeting will constitute a quorum. Abstentions and shares held by a broker or its nominee that are voted on any matter are included in determining the number of votes present or represented at the Meeting and are counted for quorum purposes.
An abstention occurs when a shareholder abstains from voting (either in person or by proxy) on one or more of the proposals. Broker non-votes occur when a broker, bank, trust or other nominee returns a proxy but does not have authority to vote on a particular proposal. In determining the number of votes cast for the Resolutions in this proxy statement, broker non-votes do not count as votes cast, and therefore have no effect on vote outcomes. Abstentions count as votes cast only for Resolution 5, which requires stockholder approval under New York Stock Exchange ("NYSE") rules. For Resolution 5, an abstention has the practical effect of a vote against the Resolution. For all other Resolutions, abstentions do not count as votes cast, and therefore do not affect the vote outcome.
17.   How do I vote?

Shareholders of Record: If you are a shareholder of record, you may vote your shares in person at the Meeting or appoint another person as your proxy to exercise any or all of your rights to attend and to speak and vote at the Meeting. You may appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares held by you). Such proxy need not be a shareholder of record.
To be valid, any proxy card or other instrument appointing a proxy must be received (completed, dated and signed) before 3:00 p.m. Eastern Time on 18 May 2018 (the "share voting cutoff time") by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or by submission via the Internet by going to www.proxyvote.com and following the instructions provided.
Please sign the proxy card exactly as your name appears on the card. If shares are owned jointly, each joint owner should sign the proxy card. If a shareholder is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorised person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory's full title and provide a certificate or other proof of appointment.
The return of a completed proxy card will not prevent a shareholder from attending and voting at the Meeting.
Beneficial Owners: If you are a beneficial owner, your broker, bank, trust or other nominee will arrange to provide materials and instructions for voting your shares. If you wish to attend the Meeting, you will need to bring evidence of your share ownership in the form of a recently-dated letter from your broker, bank, trust or other nominee and a photo ID as proof of your identity. Upon verification of such evidence, you will be admitted to the Meeting at the invitation of the Chairman. In order to vote at the Meeting, you must obtain a legal proxy from your broker, bank, trust or other shareholder of record and present it to the inspectors of election with your ballot. Please note that you may not vote shares held in street name by returning a proxy card or voting instruction card directly to the Company or by voting at the Meeting unless you provide a legal proxy.
Employees: If you are a current or former Ensco employee who holds shares in the Ensco Savings Plan, you will receive voting instructions from the trustee of the plan for shares allocated to your account. If you fail to give voting instructions to the trustee, your shares will be voted by the trustee in the same proportion and direction as shares held by the trustee for which voting instructions were received. To allow sufficient time for voting by the trustee and administrator of the Ensco Savings Plan, your voting instructions for shares held in the plan must be received by 11:59 p.m. Eastern Time on 15 May 2018.

18.   What can I do if I change my mind after I vote?

Shareholders of Record: If you are a shareholder of record, you may revoke your proxy or otherwise change your vote by doing one of the following:

•
sending a written notice of revocation to our secretary at the registered office and headquarters of the Company, which must be received before the share voting cutoff time, 3:00 p.m. Eastern Time on 18 May 2018, stating that you would like to revoke your proxy;

•
by completing, signing and dating another proxy card and returning it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 in time to be received before the share voting cutoff time, in which case your later-submitted proxy will be recorded and your earlier proxy revoked;

•	if you voted electronically, by returning to www.proxyvote.com and changing your vote before the share voting cutoff time. Follow the same voting process, and your original vote will be superseded; or

•	by attending the Meeting and voting in person, though simply attending the Meeting without voting will not revoke your proxy or change your vote.

•
Beneficial Owners: If you are a beneficial owner, you can revoke your voting instructions or otherwise change your vote by following the instructions provided by your broker or other nominee before the applicable deadline. You may also vote in person at the Meeting if you obtain a legal proxy as described in the answer to Question 17.

19.   What if I do not specify a choice for a resolution in my proxy?

If you sign and return your proxy card appointing the persons designated by the Board as your proxies without indicating how you want your shares to be voted, your shares will be voted FOR the resolutions or otherwise in accordance with our Board's recommendations by the persons designated as your proxies in Question 1.
20.   Will my shares be voted if I do not provide my proxy or instruction form?

If you are a shareholder of record and do not provide a proxy, you must attend the Meeting in order to vote. If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted if you do not provide voting instructions. Brokerage firms have the authority under the NYSE rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. For example, the ratification of the selection of independent auditors is considered a routine matter, and the brokerage firm can vote for or against this resolution at its discretion, but the election of directors is not considered routine for these purposes.
21.   What does it mean if I receive more than one Notice?

If you received multiple Notices, it means that you hold your shares in different ways (trust, custodial accounts, joint tenancy) or in multiple accounts. Each Notice you receive should be voted.
22.   Who will pay for the cost of this proxy solicitation?

We will bear the cost of this proxy solicitation. In addition to solicitation by mail, some of our directors, officers and employees may solicit proxies in person or by telephone for no additional compensation. We will also ask shareholders of record who are brokerage firms, custodians and fiduciaries to forward proxy materials to the beneficial owners of such shares and upon request we will reimburse such shareholders of record for the customary costs of forwarding the proxy materials. We have retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies and anticipate that this will cost us approximately $15,000 plus certain out-of-pocket expenses.

23. Who will count the votes?

Broadridge Financial Solutions, Inc. will count the votes and submit them to our inspectors of election. The inspectors of election will be present at the Meeting.
24.   When will Ensco announce the voting results?

We will report the final results in a Current Report on Form 8-K filed with the SEC shortly after the Meeting.

25.	Does Ensco have a policy about Directors' attendance at the Meeting?

It is our policy that directors should attend annual general meetings of shareholders barring extenuating circumstances. All incumbent directors attended the 2017 Annual General Meeting of Shareholders, except Jack E. Golden and Phil D. Wedemeyer, who were both appointed as directors after the 2017 Annual General Meeting.
26.   What can I do if I have audit concerns?

Under Section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company's accounts (including the auditor's report and the conduct of the audit) that are to be laid before the Meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with Section 527 of the Companies Act. Where the Company is required to place a statement on a website under Section 527 of the Companies Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business that may be dealt with at the Meeting includes any statement that the Company has been required to publish on a website under Section 527 of the Companies Act.
27.   Who should I contact if I have additional questions?

If you have any further questions about voting or attending the Meeting, please contact our proxy solicitor, D.F. King. Shareholders may call toll-free at 1-866-342-2676, and banks and brokers may call collect at 1-212-269-5550. D.F. King may be reached by email at ensco@dfking.com.
Shareholders who have general queries about the Meeting also can call Ensco at 1-713-789-1400 and ask for the Investor Relations department. No other methods of communication will be accepted. You may not use any electronic address provided either in this proxy statement or any related documents (including the proxy materials) to communicate with the Company for any purposes other than those expressly stated.

OWNERSHIP OF VOTING SECURITIES
The following tables show amounts and percentages of our Class A ordinary shares (the only class of our securities outstanding and eligible to vote) owned beneficially as of 15 March 2018 by (i) each person or group known by us to beneficially own more than 5% of our outstanding shares; (ii) each of our directors; (iii) our named executive officers identified in the 2017 Summary Compensation Table (the "Named Executive Officers" or "NEOs"); and (iv) all of our current directors and executive officers as a group.
Beneficial Ownership Table

	Beneficial Ownership(1)
Name of Beneficial Owner	Amount		Percentage
BlackRock, Inc.	48,257,622	(2)	11.10%
55 East 52nd Street
New York, New York 10022
The Vanguard Group	37,417,813	(3)	8.58%
100 Vanguard Blvd.
Malvern, Pennsylvania 19355
Capital International Investors	35,569,664	(4)	8.10%
11100 Santa Monica Boulevard, 16th Floor
Los Angeles, California 90025
FMR LLC	35,095,104	(5)	7.98%
245 Summer Street
Boston, Massachusetts 02210
Named Executive Officers:
Carl G. Trowell	1,061,666		—%	(6)
President and Chief Executive Officer, Director
Jonathan Baksht	86,370		—%	(6)
Senior Vice President and Chief Financial Officer
P. Carey Lowe (2)	560,185		—%	(6)
Executive Vice President and Chief Operating Officer
Steven J. Brady	319,364		—%	(6)
Senior Vice President—Eastern Hemisphere
Gilles Luca	333,914		—%	(6)
Senior Vice President—Western Hemisphere
Independent Directors
J. Roderick Clark	41,029		—%	(6)
Director
Roxanne J. Decyk	21,393		—%	(6)
Director
Mary E. Francis CBE	11,847		—%	(6)
Director
C. Christopher Gaut	44,715		—%	(6)
Director
Jack E. Golden	77,500		—%	(6)
Director
Gerald W. Haddock	48,412		—%	(6)
Director
Francis S. Kalman	43,399		—%	(6)
Director
Keith O. Rattie	36,860		—%	(6)
Director
Paul E. Rowsey, III	62,670		—%	(6)
Director, Non-Executive Chairman of the Board
Phil D. Wedemeyer	71,023		—%	(6)
Director
All current directors and executive officers as a group (17 persons) (7)	3,152,082		—%	(6)

____________________

(1)	As of 15 March 2018, there were 437,273,819 shares outstanding. Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all shares.

(2)
Based on the Schedule 13G/A filed on 8 February 2018, BlackRock, Inc. ("BlackRock") may be deemed to be the beneficial owner of 48,257,622 shares. BlackRock reports sole voting power over 46,948,974 shares and sole dispositive power over 48,257,622 shares.

(3)
Based on the Schedule 13G/A filed on 8 February 2018, The Vanguard Group ("Vanguard") may be deemed to be the beneficial owner of 37,417,813 shares. Vanguard reports sole voting power over 470,942 shares, shared voting power over 99,404 shares, sole dispositive power over 36,882,594 shares and shared dispositive power over 535,219 shares.

(4)
Based on the Schedule 13G/A filed on 14 February 2018, Capital International Investors ("Capital") may be deemed the beneficial owners of 35,569,664 shares. Capital reports sole voting power over 31,907,699 shares and sole dispositive power over 35,569,664 shares.

(5)
Based on the Schedule 13G filed on 13 February 2018, FMR, LLC ("FMR") may be deemed to be the beneficial owner of 35,095,104 shares. FMR reports sole voting power over 5,215,968 shares and sole dispositive power over 35,095,104 shares.

(6)	Ownership is less than 1% of our shares outstanding.

(7)
The number of shares beneficially owned by all current directors and executive officers as a group includes 7,839 shares that may be acquired within 60 days of 15 March 2018 by exercise of stock options.

RESOLUTIONS 1a. - 1k.

1.	ORDINARY RESOLUTIONS TO RE-ELECT EACH OF THE FOLLOWING DIRECTORS:
1a.    J. RODERICK CLARK
1b.    ROXANNE J. DECYK
1c.    MARY E. FRANCIS CBE
1d.    C. CHRISTOPHER GAUT
1e.    JACK E. GOLDEN
1f.        GERALD W. HADDOCK
1g.    FRANCIS S. KALMAN
1h.    KEITH O. RATTIE
1i.        PAUL E. ROWSEY, III
1j.        CARL G. TROWELL
1k.    PHIL D. WEDEMEYER
AS DIRECTORS OF THE COMPANY FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2019.
Each of the Board nominees is an incumbent director and has been nominated by our Board for re-election at the Meeting. We have majority voting for the election of directors. A nominee seeking election will be elected if a simple majority of the votes cast are cast in favour of the resolution to elect the director nominee. In determining the number of votes cast, shares that abstain from voting or are not voted will not be treated as votes cast. Each director nominee will be considered separately. You may cast your vote for or against each nominee or abstain from voting your shares in connection with one or more of the nominees.
The Board recommends that shareholders vote FOR each nominee standing for election as director.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR each nominee.

Nominees

J. Roderick Clark; age 67; Former President and Chief Operating Officer of Baker Hughes Incorporated (Retired)
Mr. Clark has been one of our directors since 2008. He served as President and Chief Operating Officer of Baker Hughes Incorporated from 2004 through January 2008. Before becoming President and Chief Operating Officer, he served as Vice President, Marketing and Technology. Mr. Clark joined Baker Hughes Incorporated during 2001 as President of Baker Petrolite. He formerly served as President and Chief Executive Officer of Consolidated Equipment Companies Inc. He also formerly served as President of Sperry-Sun, a Halliburton company. Mr. Clark has held financial, operational and leadership positions with FMC Corporation, Schlumberger and Grace Energy Corporation. Mr. Clark serves as a director and a business consultant/advisor for Sammons Enterprises, Inc. He also serves as a trustee of the Dallas Theological Seminary. He holds Bachelor of Arts and Master of Business Administration degrees from the University of Texas. Mr. Clark currently serves as Chairman of our Compensation Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Clark should serve as a director include his 32 years of experience in the oilfield services industry serving global markets, his drilling industry experience, his service as an executive officer of a Fortune 500 company, his corporate governance, compliance and risk management experience and his board and audit committee service for a public company engaged in tanker shipping operations.
Roxanne J. Decyk; age 65; Former Executive Vice President of Global Government Relations for Royal Dutch Shell plc (Retired)
Ms. Decyk has been one of our directors since 2013. She retired as Executive Vice President of Global Government Relations for Royal Dutch Shell plc, a global oil and gas company, in December 2010, after serving in that position since 2009. From 2008 until 2009, Ms. Decyk served as Corporate Affairs and Sustainable Development Director of Royal Dutch Shell plc, from 2005 to 2009, she served on the Executive Committee and from 2005 to 2008, she also served as Corporate Affairs Director. Prior thereto, Ms. Decyk was Senior Vice President - Corporate Affairs and Human Resources of Shell Oil Company and Vice President of Corporate Strategy of Shell International Limited. She has served as a director of Orbital ATK (formerly Alliant Techsystems Inc.) since 2010 and a director of Weatherford International plc since September 2017. She was previously a director of Petrofac Limited from 2011 until May 2015, Snap-on Incorporated from 1993 until June 2014 and Digital Globe from 2014 to 2017. She earned a Bachelor of Arts degree from the University of Illinois at Urbana-Champaign in English literature and a Juris Doctorate from Marquette University Law School. Ms. Decyk currently serves on our Compensation Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Ms. Decyk should serve as a director include her experience in various executive leadership positions for international, integrated energy companies, significant strategy experience, knowledge of the demands and expectations of our core customers, significant experience in human resources and particularly executive compensation, experience as a board member for public companies and expertise in global government affairs.
Mary E. Francis CBE; age 69; Former Senior Civil Servant in British Treasury and Prime Minister's Office (Retired)
Ms. Francis has been one of our directors since 2013. She is a former senior civil servant in the British Treasury and the Prime Minister's office and was subsequently Director General of the Association of British Insurers. Since 2013, Ms. Francis has been a non-executive director of the Swiss Re Group, having been appointed to the Board of Directors of Swiss Reinsurance Company Ltd. in October 2012. Ms. Francis is expected to retire from the board of Swiss Reinsurance Company Ltd. in April 2018. Ms. Francis was appointed to the Boards of Directors of Barclays PLC and Barclays Bank PLC in October 2016. She served on the Board of Directors of Centrica plc, an integrated energy company, between 2004 and 2014, and was Senior Independent Director from 2006. From 2005 to 2012, she served as a non-executive director of Aviva plc, and from 2009 to 2012, she served as a non-executive director of Cable & Wireless Communications Plc. She is also a former non-executive director of the Bank of England, Alliance & Leicester plc and St. Modwen Properties PLC and is a Senior Adviser to the International Relations Institute, Chatham House. She earned a Master of Arts in History from Newnham College, University of Cambridge. Ms. Francis currently serves on our Audit Committee and our Nominating and Governance Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Ms. Francis should serve as a director include her experience as a director for various British and international public companies, experience as the chairman of board committees for several public companies, expertise in matters of corporate governance, and experience in senior positions within the U.K. government.
C. Christopher Gaut; age 61; Chairman of Forum Energy Technologies, Inc.
Mr. Gaut has been one of our directors since 2008. He is the Chairman of Forum Energy Technologies, Inc., a publicly traded global provider of manufactured equipment and products to the energy industry. He previously served as Executive Chairman of Forum Energy Technologies, Inc. from May 2017 to December 2017 and as Chairman and Chief Executive Officer from August 2010 to May 2017. Mr. Gaut previously served as a Managing Director of SCF Partners, a Houston, Texas based private equity firm that engages in investment and acquisition of energy service companies. Prior to joining SCF Partners, he served as President of Halliburton Company's Drilling and Evaluation Division from January 2008 until April 2009. Mr. Gaut also previously served as Executive Vice President and Chief Financial Officer of Halliburton Company, one of the world's largest providers of products and services to the energy industry. He was appointed to the board of directors of Key Energy Services in December 2016 and EOG Resources, Inc. in October 2017. Mr. Gaut holds a Bachelor of Arts degree in Engineering Sciences from Dartmouth College and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania. Mr. Gaut currently serves on our Nominating and Governance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Gaut should serve as a director include his vast experience in the drilling and oilfield services industries, having served in executive positions with and on the board of directors of several companies in the energy service sector, and his strong background in finance, operations and investments in the global energy sector.
Jack E. Golden; age 69; Managing Director of Edgewater Energy LLC
Mr. Golden became a director in October 2017 in connection with our acquisition of Atwood Oceanics, Inc. where he served as a director since 2009. Mr. Golden is managing partner of Edgewater Energy LLC, a Texas-based oil and gas company. Previously, Mr. Golden was employed by BP p.l.c. from 1982 through his retirement in 2005, where he served in various executive capacities including Group Vice President - Exploration and Production. As Group Vice President - Exploration and Production, he directed significant portions of BP's global exploration and production operations. Mr. Golden also serves as a director of Cobalt International Energy, Inc., a publicly-traded independent exploration and production company.  He also serves as a director of two private companies, Sand Hill Petroleum and Edgemarc Energy. Mr. Golden has a Bachelor of Science and a Master of Science in Physics from Texas A&M University and a PhD in Physics from Kansas State University.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Golden should serve as a director include his vast years of public company oil and gas exploration and production company management experience and his extensive experience serving on other boards of directors.
Gerald W. Haddock; age 70; President and Founder of Haddock Enterprises, LLC
Mr. Haddock has been one of our directors since 1986. In 2000, he founded Haddock Enterprises, LLC, an entrepreneurial development company concentrating in private investments and transactions, including oil and gas and real estate, located in Fort Worth, Texas, and has served as its President since that time. Mr. Haddock formerly served as President and Chief Operating Officer of Crescent Real Estate Equities Company from 1994 to 1996 and as President and Chief Executive Officer of Crescent Real Estate Equities Company from 1996 to 1999. During 2005, Mr. Haddock joined the Board of Directors of Meritage Homes Corporation. In addition, he was named Chairman of its Nominating and Corporate Governance Committee during 2006 and was appointed to its Audit Committee in 2009. In November 2017, Mr. Haddock joined the Board of Directors of Union Acquisition Corp., a special purpose acquisition corporation. Mr. Haddock holds Bachelor of Business Administration and Juris Doctorate degrees from Baylor University. He also received a Master of Laws in Taxation degree from New York University and a Master of Business Administration degree from Dallas Baptist University. Mr. Haddock currently serves on our Audit Committee and our Nominating and Governance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Haddock should serve as a director include his experience and expertise in financial, business and legal matters with significant involvement in corporate governance, financial and tax matters, his knowledge and expertise in international tax and business activities, his service as a Chief Executive Officer and President of a publicly-traded real estate company and his extensive service on our Board and on other public company boards, including service on audit, executive compensation, nominating and corporate governance committees.

Francis S. Kalman; age 70; Former Executive Vice President of McDermott International, Inc. (Retired)
Mr. Kalman became a director in 2011 in connection with our acquisition of Pride International, Inc., where he served as a director since 2005. Mr. Kalman served as Executive Vice President of McDermott International, Inc. from 2002 until his retirement in 2008 and as Chief Financial Officer from 2002 until 2007. From 2000 to 2002, he was Senior Vice President and Chief Financial Officer of Vector ESP, Inc., from 1999 to 2000, he was a principal of Pinnacle Equity Partners, LLC, from 1998 to 1999, he was Executive Vice President and Chief Financial Officer of Chemical Logistics Corporation and from 1996 to 1997, he was Senior Vice President and Chief Financial Officer of Keystone International, Inc. Mr. Kalman currently serves as a senior advisor to a private investment subsidiary of Tudor, Pickering, Holt & Co., LLC, which specialises in direct investments in upstream, midstream and oilfield service companies. He also serves on the Board of Directors, the Audit Committee and the Nominating and Governance Committee of Weatherford International plc. Mr. Kalman was previously a principal of Ancora Partners, LLC, a private equity group, which was liquidated in 2014. Mr. Kalman holds a Bachelor of Science degree in Accounting from Long Island University. Mr. Kalman currently serves on our Audit Committee and our Compensation Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Kalman should serve as a director include experience in executive leadership and strategic planning for various international energy service companies, experience in accounting, auditing and financial reporting for global organisations and financial expertise generally in the oil and gas industry.
Keith O. Rattie; age 64; Former Chairman, President and Chief Executive Officer of Questar Corporation and Former Chairman of QEP Resources (Retired)
Mr. Rattie has been one of our directors since 2008. Mr. Rattie previously served as President of Questar Corporation, a natural gas focused energy company, from February 2001 until July 2010, Chief Executive Officer from May 2002 until July 2010 and Chairman from May 2003 until July 2010. He previously served as Non-Executive Chairman of Questar from July 2010 to July 2012. Mr. Rattie continued to serve as a director of Questar until May 2014. He previously served as Non-Executive Chairman of QEP Resources from July 2010 to July 2012. He previously served as Vice President and Senior Vice President of Coastal Corporation, a diversified energy company. Prior to joining Coastal Corporation, he spent 19 years with Chevron Corporation in various engineering and management positions, including as General Manager of Chevron's international gas unit. He serves as a director of Select Energy Services, Inc., a NYSE-listed oilfield services company. Mr. Rattie chairs the Nominating and Governance Committee, and also serves on the Audit Committee of Select Energy Services, Inc. Mr. Rattie previously served on the board of EP Energy, an independent oil and gas exploration and production company with operations in the U.S. Mr. Rattie is a former chairman of the Board of the Interstate Natural Gas Association of America. He holds a Bachelor of Science degree in Electrical Engineering from the University of Washington and a Master of Business Administration degree from St. Mary's College. Mr. Rattie currently serves as Chairman of our Audit Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rattie should serve as a director include his extensive background and experience in the energy industry, his prior and current engineering and management positions, his experience as a chief executive officer in general and with respect to management, stewardship, investor and stakeholder relationships in particular and his knowledge of global equity markets.
Paul E. Rowsey, III; age; 63; Former Chief Executive Officer of Compatriot Capital, Inc. (Retired)
Mr. Rowsey was appointed Non-Executive Chairman of our Board in 2015, and has served as a director since 2000. In September 2017, he retired as the President and Chief Executive Officer of Compatriot Capital, Inc., a real estate investment and operating company, where he was employed since 2011. Prior to joining Compatriot, he was a founder and the managing partner of E2M Partners, LLC, a sponsor and manager of private real estate equity funds and an affiliate of Compatriot. He serves as a member of the Board of Directors of Powdr Corporation, one of the largest alpine skiing and outdoor sports companies in the United States, based in Park City, Utah, KDC Holdings, a national real estate investment and development firm based in Dallas, Texas, and JLB Partners, LLC, a multi-family housing development firm based in Dallas, Texas. Mr. Rowsey is a 1977 magna cum laude graduate of Duke University with a degree in management science and a 1980 cum laude graduate of Southern Methodist University School of Law. Mr. Rowsey also serves as the Chairman of our Nominating and Governance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rowsey should serve as a director include his expertise in financial, business and legal matters, his extensive negotiating experience in complex business transactions and his general business acumen.

Carl G. Trowell; age 49; President and Chief Executive Officer of the Company
Mr. Trowell joined Ensco in June 2014 as President and Chief Executive Officer. He is also a member of the Board. Prior to joining Ensco, Mr. Trowell was President of Schlumberger Integrated Project Management (IPM) and Schlumberger Production Management (SPM) businesses that provide complex oil and gas project solutions ranging from field management, well construction, production and intervention services to well abandonment and rig management. He was promoted to this role after serving as President - Schlumberger WesternGeco Ltd. where he managed more than 6,500 employees with operations in 55 countries. Mr. Trowell began his professional career as a petroleum engineer with Shell before joining Schlumberger where he held a variety of international management positions including Geomarket Manager for North Sea operations and Global Vice President of Marketing and Sales. He has a strong background in the development and deployment of new technologies and has been a member of several industry advisory boards in this capacity. Mr. Trowell is on the advisory board of Energy Ventures, a venture capital company investing in oil and gas technology. In August 2016, Mr. Trowell became a non-executive director of Ophir Energy plc. Mr. Trowell has a PhD in Earth Sciences from the University of Cambridge, a Master of Business Administration from The Open University and a Bachelor Science degree in Geology from Imperial College London.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Trowell should serve as a director include his international experience and perspective, his extensive experience in executive leadership and strategic planning for international companies in the global oil and gas industry, his engineering and management positions, and his strong background in the development and deployment of new technologies.
Phil D. Wedemeyer; age 68; Former Partner of Grant Thornton LLP (Retired)
Mr. Wedemeyer became a director in October 2017 in connection with our acquisition of Atwood Oceanics, Inc. where he served as a director since 2011. In July 2011, Mr. Wedemeyer retired as a partner from Grant Thornton LLP, an international accounting firm, where he had served since August 2007. From May 2003 to July 2007, Mr. Wedemeyer served in various capacities with the Public Company Accounting Oversight Board, including serving as the Director, Office of Research and Analysis, from August 2005 to July 2007 and as a Deputy Director, Division of Registration and Inspection, from March 2004 to August 2005. Prior to his service with the PCAOB, Mr. Wedemeyer spent more than 31 years at Arthur Andersen SC, an international accounting firm, including 22 years as a partner. Mr. Wedemeyer currently serves as a director of Trinity Steel Fabricators, a privately-held fabricator of steel structures and vessels; and as a director, member of the compensation committee, chairman of the audit committee and designated financial expert of Willbros Group, Inc., an energy infrastructure construction and maintenance company. He also previously served as a member of the Deloitte Audit Quality Advisory Council and the Auditing Standards Board of the AICPA, and is a licensed Certified Public Accountant. Mr. Wedemeyer serves as a member of the Board of Directors of HighGround Advisors, an investment and trust services company serving the nonprofit sector. Mr. Wedemeyer previously served as a director of Powell Industries, Inc., a provider of packaged solutions for the control, monitoring, and distribution of electrical power and other critical processes; Horizon Offshore, Inc., a former provider of marine construction services that was acquired by Cal Dive International, Inc.; and HMS Income Fund, Inc., a business development company. Mr. Wedemeyer has a Bachelor in Business Administration degree in Accounting from Baylor University.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Wedemeyer should serve as a director include his service on other publicly-traded company boards, including on audit and compliance committees, and his extensive public accounting experience, including his more than 30 years of public accounting firm experience, his service with the PCAOB and his service on the Auditing Standards Board of the AICPA.

RESOLUTIONS 2, 3 AND 4

2.	AN ORDINARY RESOLUTION TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT OF KPMG LLP (U.S.) AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING 31 DECEMBER 2018.

3.
AN ORDINARY RESOLUTION TO APPOINT KPMG LLP (U.K.) AS OUR U.K. STATUTORY AUDITORS UNDER THE U.K. COMPANIES ACT 2006 (TO HOLD OFFICE FROM THE CONCLUSION OF THE MEETING UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY).

4.	AN ORDINARY RESOLUTION TO AUTHORISE THE AUDIT COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITORS' REMUNERATION.
Our Audit Committee has appointed the U.S. accounting firm KPMG LLP (U.S.) to serve as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2018. KPMG LLP (U.S.) has served as our U.S. independent registered public accounting firm since the fiscal year ended 31 December 2002, having been duly appointed by the Board or by the Audit Committee each year in conformity with then-applicable rules. Our Audit Committee has also appointed KPMG LLP (U.K.), to serve as our statutory auditors under the Companies Act. KPMG LLP (U.K.) has served as our statutory auditors since our 2015 annual general meeting of shareholders. Prior to that time, KPMG Audit Plc, a subsidiary of KPMG LLP (U.K.), served as our statutory auditors since our re-registration as a public limited company in December 2009. We are asking our shareholders to authorise the Audit Committee to determine KPMG LLP (U.K.)'s remuneration as statutory auditors in accordance with the Audit Committee's procedures and applicable law. Representatives of KPMG LLP (U.S.) and KPMG LLP (U.K.) are expected to be present at the Meeting and available to make a statement and/or respond to questions, as appropriate.
The Board recommends that shareholders vote FOR the ordinary resolution to ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2018; FOR the ordinary resolution to appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company); and FOR the ordinary resolution to authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolutions 2, 3 and 4.
Independent Auditor Pre-approval Policies and Procedures

Consistent with SEC rules and policies regarding auditor independence, the Audit Committee has responsibility for appointing and approving the compensation and overseeing the work of our U.S. independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our U.S. independent registered public accounting firm.
Under the policy, we submit an itemised listing of all services to the Audit Committee for which pre-approval is requested. Such listing includes a description of each proposed service, the associated estimated fees and other terms of the engagement. To the extent any such service is a non-audit service, the submission includes an explanation as to why such service qualifies as a permitted non-audit service and why providing such service would not impair the independence of our U.S. independent registered public accounting firm or our U.K. statutory auditors.

Fees and Services

The aggregate fees (excluding value added taxes) billed to us for the fiscal years ended 31 December 2017 and 2016 by KPMG LLP (U.S.) and its affiliates (including KPMG LLP (U.K.)) were as follows (in thousands):

	2017	2016
Audit Fees(1)	$2,783	$2,978
Tax Fees(2)	932	986
	$3,715	$3,964
 ____________________

(1)
Includes fees for the audit of our annual consolidated financial statements and audit of the effectiveness of our internal control over financial reporting included in our annual report on Form 10-K, reviews of condensed consolidated financial statements included in our quarterly reports on Form 10-Q, the audit of our U.K. statutory accounts, audits of certain subsidiary statutory accounts, attestation services and procedures conducted in connection with debt or equity transactions and consents to incorporate KPMG LLP (U.S.)'s reports into registration statements filed with the SEC for each respective year.

(2)	Represents fees for tax compliance and other tax-related services.
Our Audit Committee pre-approved the services provided during 2017 and 2016 described above, in accordance with our Audit Committee's policy and the pre-approval requirements of the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act"). Accordingly, there were no services for which the de minimus exception, as defined in Section 202 of the Sarbanes-Oxley Act, was applicable. Our Audit Committee has considered whether the provision of non-audit services by KPMG LLP (U.S.) were compatible with maintaining KPMG LLP (U.S.)'s independence and has determined that the provision of such non-audit services does not undermine KPMG LLP (U.S.)'s independence.

CORPORATE GOVERNANCE
Corporate Governance Guidelines

We have adopted a Corporate Governance Policy, which includes governance guidelines that assist the Board and its committees in the exercise of their responsibilities under applicable law and the listing standards of the NYSE. These governance guidelines provide a framework for the Company's governance and the Board's activities, covering such matters as Board membership criteria, director independence, Board meetings, Board structure, Board access to management and independent advisors, limitations on outside directorships, conflicts of interest, director compensation, shareholder communications to the Board, director attendance at shareholder meetings, evaluation of Board and Chief Executive Officer performance, management succession planning, risk oversight, share ownership guidelines and other corporate governance practices and principles. The Ensco Corporate Governance Policy (the "Corporate Governance Policy") is available in the Governance section under About on our website (www.enscoplc.com). Paper copies also are available upon request without charge. Such requests should be directed to our Investor Relations Department at 5847 San Felipe, Suite 3300, Houston, Texas 77057.
Governance Practices

Our ethics, governance and compliance practices address all NYSE content requirements, including an annual evaluation of the Board and its committees and annual reviews of the committee charters, as reflected in our Code of Business Conduct ("Ethics Policy") and our Corporate Governance Policy. Our governance practices provide that the independent directors conduct regular executive sessions without management, chaired by our non-executive Chairman of the Board, and a formal annual evaluation of our Chief Executive Officer's performance. The Board fulfilled these requirements during 2017.
Director Nominations

Our Nominating and Governance Committee, with direct input from the Chairman of the Board and other Board members, is primarily responsible for identifying and screening candidates for nomination to Board membership. Additionally, when and as deemed appropriate, we may retain the services of a third party to identify, evaluate or assist the Nominating and Governance Committee and Board in evaluating potential director nominees. Our Board is responsible for nominating individuals to serve on our Board.
Pursuant to our Corporate Governance Policy, candidates nominated for election or re-election to our Board should possess the following qualifications:

•	personal characteristics:

•	highest personal and professional ethics, integrity and values,

•	an inquiring and independent mind, and

•	practical wisdom and mature judgement;

•	experience at the policy-making level in business, government or education;

•
expertise that is useful to our Company and complementary to the background and experience of other Board members (e.g., previous executive and board experience, an international perspective, capital intensive cyclical business experience and knowledge of the global oil and gas industry are considered to be desirable);

•	willingness to devote the required amount of time to perform the duties and responsibilities of Board membership;

•	commitment to serve on the Board over a period of several years to develop knowledge about our principal operations;

•	willingness to represent the best interests of all shareholders and objectively appraise management performance; and

•	no involvement in activities or interests that create a conflict with the director's responsibilities to us and our shareholders.

The Nominating and Governance Committee will evaluate the qualifications of each director candidate, including nominees recommended by shareholders, against these criteria in making recommendations to our Board concerning director nominations. The Nominating and Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of our Board at a given point in time and periodically reviews and updates the criteria listed above as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken favourably into account in considering individual candidates. The Nominating and Governance Committee may identify potential director candidates from a number of sources, including recommendations from directors, management, shareholders and executive recruiting firms retained for such purpose.
The Nominating and Governance Committee will consider director nominations timely made by shareholders pursuant to the requirements of our Articles of Association referred to in the "Information Concerning Shareholder Proposals for the 2019 Annual General Meeting of Shareholders" section of this proxy statement. Any such nomination also must comply with the other provisions contained in our Articles of Association relating to nominations of persons for election to the Board. We did not receive any nominations for director made by any person or group beneficially owning more than 5% of our shares by the date specified in Article 46.2 of our Articles of Association.
Director Independence

The Ensco Corporate Governance Policy states that at least a majority of the Board shall be independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards. Except with respect to their directorships and as set forth below, we do not have any business or other relationships with our independent directors. Only independent directors serve on the Board's standing committees. In this regard, our Board has affirmatively determined that all director nominees and directors (with the exception of Mr. Trowell) are independent and have no material relationship with us. Accordingly, a substantial majority of our Board currently is independent as defined above.
As respects the independence determination relating to Mr. Gaut, our Board made its determination with knowledge that he serves as Chairman of Forum Energy Technologies, Inc. ("Forum"), a publicly traded global provider of manufactured equipment and products to the energy industry, and that he previously served as Executive Chairman of Forum Energy Technologies, Inc. from May 2017 to December 2017 and as Chairman and Chief Executive Officer from August 2010 to May 2017. Forum has certain business relationships with Ensco, primarily involving oilfield services and equipment, and Ensco paid Forum $1,667,259, $932,830 and $2,063,978 during 2017, 2016 and 2015, respectively. Our Board concluded that this relationship has not and will not affect the independence of Mr. Gaut and that he is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
As respects the independence determination relating to Mr. Kalman, our Board made its determination with knowledge that he has served on the Board of Directors of Weatherford International plc ("Weatherford"), a publicly traded global provider of products and services to the energy industry, since June 2013. As respects the independence determination relating to Ms. Decyk, our Board made its determination with knowledge that she has served on the Board of Directors of Weatherford since September 2017. Weatherford has certain business relationships with Ensco, primarily involving oilfield services and equipment, and Ensco paid Weatherford $8,067,401, $1,999,482 and $2,280,104 during 2017, 2016 and 2015, respectively. Our Board concluded that these relationships have not and will not affect the independence of Mr. Kalman and Ms. Decyk and that each of them is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
As respects the independence determination relating to Ms. Francis, our Board made its determination with knowledge that she has served on the Board of Directors of Swiss Re ("Swiss Re"), a publicly traded global insurance provider, since April 2013. Swiss Re is one of several insurance providers for Ensco. The total premium paid to Swiss Re via our broker was $60,000 for our 2017/2016 policy period, $65,000 for our 2016/2015 policy period and $344,262 for our 2015/2014 policy period. Our Board concluded that this relationship has not and will not affect the independence of Ms. Francis and that she is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
Our Corporate Governance Policy provides that a director who changes his or her principal occupation shall promptly notify the Board of the change and submit a pro-forma letter of resignation to the Board. Under this policy, the other directors shall then meet in private session, determine whether the change of occupation impacts the director's independence or creates a conflict of interest and decide whether to accept or reject the pro-forma resignation.

Each of our directors has prepared a Director Declaration of Interest, disclosing existing or potential conflicts of interest, in conformity with U.K. law, custom and practice. The declarations are prepared and reviewed by the Board at least annually. The Board conducted an annual review of Director Declarations of Interest during its February 2018 Board meeting.
Board Structure

Mr. Rowsey serves as our Chairman of the Board, and Mr. Trowell serves as our President and Chief Executive Officer. The Board believes a separation of the Chairman and Chief Executive Officer best serves the objectives of the Board's oversight of management, the Board's ability to carry out its roles and responsibilities on behalf of the shareholders, and the Company's overall corporate governance. The Board believes the separation of the Chairman and Chief Executive Officer roles also allows Mr. Trowell to focus on operating and managing the Company and leverages the Chairman's experience and perspectives. The Board has authority to modify this structure to best address the Company's circumstances and advance the best interests of shareholders as and when appropriate.
The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors, independent evaluation of, and communication with, members of senior management and oversight of the Company's operational, fiscal and risk management activities. These governance practices are reflected in our Corporate Governance Policy and the standing committee charters, all of which are available on our website.
Relevant provisions of the Corporate Governance Policy include:

•
Independent directors meet at regularly scheduled executive sessions outside the presence of the Chief Executive Officer and other Company personnel at each regular Board meeting and may convene additional executive sessions during any Board meeting or by notice of a special Board meeting, which any two directors may cause to be called.

•	Independent directors have open access to Ensco's management and independent advisors, such as attorneys or auditors.

•	Independent directors are encouraged to suggest items for inclusion in the agenda for Board meetings and are free to raise subjects that are not on the meeting agenda.

•
The Chairman leads executive sessions of the independent directors and serves as the interface between the independent directors and the Chief Executive Officer in communicating the matters discussed during executive sessions. The Board believes that this structure facilitates full and frank discussions among all independent directors.

•	The Chairman also:

◦	manages the process by which Board meeting agendas and meeting schedules are approved;

◦	advises the Chief Executive Officer as to the quality, quantity and timeliness of the information submitted to the Board by the Company's management;

◦	develops the agendas for executive sessions of the Board's independent directors;

◦	serves as principal liaison between the independent directors and the Chief Executive Officer in respect of Board issues; and

◦	participates in recommendations regarding recruitment of new directors, management succession planning and annual Board performance and Chief Executive Officer evaluations.
Board Meetings and Committees

The Board met six times during the year ended 31 December 2017. The Board has three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. During 2017, each incumbent director attended at least 75% of the aggregate meetings held by the Board and the committees of which he or she was a member.

Our Board has affirmatively determined that all director nominees and directors (with the exception of Mr. Trowell) are independent, as the term is defined by SEC rules and the Corporate Governance Standards of the NYSE ("NYSE Corporate Governance Standards"), and have no material relationships with us. The independent directors conducted executive sessions without management during each of the four regular quarterly meetings of the Board. Only independent directors serve on the Board's standing committees.
Audit Committee

We have established and maintain an Audit Committee, which operates under a charter, in accordance with the rules promulgated under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Audit Committee appoints our U.S. independent auditors to examine, review and audit our consolidated financial statements, reviews the general scope of services to be rendered by the independent auditors and pre-approves and authorises payment of the associated fees, reviews our financial condition and results of operations and makes inquiries as to the adequacy of our internal controls over financial reporting. Our Audit Committee met eight times during 2017. The Audit Committee currently consists of Chairman Rattie, Ms. Francis and Messrs. Haddock and Kalman, all of whom meet the independence criteria for audit committee members prescribed by the SEC and NYSE. None of the members of our Audit Committee serve on more than three public company audit committees.
Our Board has determined that each of the four members of the Audit Committee meets the requisite SEC criteria to qualify as an audit committee financial expert, is financially literate and has accounting or related financial management expertise as defined in the NYSE Corporate Governance Standards. In making recommendations and determinations regarding audit committee financial experts, our Board and the Audit Committee considered the relevant academic and professional experience of the Audit Committee members.
Compensation Committee

The principal functions of our Compensation Committee, as set forth in its charter, are to review and approve executive compensation, including matters regarding our various benefit plans, independently or in conjunction with our Board, as appropriate. During 2017, the Compensation Committee met five times. The Compensation Committee currently consists of Chairman Clark, Ms. Decyk and Mr. Kalman, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee.
Nominating and Governance Committee

The principal functions of our Nominating and Governance Committee, as set forth in its charter, are to select, identify and screen candidates for nomination to our Board, to recommend the composition of committees of our Board, to recommend our slate of officers and to oversee and recommend matters of corporate governance, independently or in conjunction with our Board, as appropriate. During 2017, the Nominating and Governance Committee met four times. The Nominating and Governance Committee currently consists of Chairman Rowsey, Mr. Haddock, Mr. Gaut and Ms. Francis, all of whom meet the independence criteria prescribed by the NYSE for service on a nominating committee.
Director Attendance at the Meetings of Shareholders

The Ensco Corporate Governance Policy provides that, barring extenuating circumstances, all members of the Board shall attend our annual general meetings of shareholders and also are encouraged to attend any and all other general meetings that may be duly convened. All incumbent directors serving on the Board at the time of the 2017 Annual General Meeting of Shareholders attended the meeting.

Code of Business Conduct

Our Ethics Policy applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Ethics Policy addresses all NYSE content requirements and includes provisions addressing conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of our assets and compliance with our policies and with laws, rules and regulations, including laws addressing insider trading, antitrust and anti-bribery, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. No waivers of the provisions of our Ethics Policy have been requested or granted since the Ethics Policy was first issued on 1 November 2002.
Our Ethics Policy provides for confidential and anonymous submission of reports of non-compliance with our standards, policies, practices and procedures to a management committee and also establishes a means for submission of reports of accounting, auditing or other business irregularities by any employee or other person directly to our Board.
Shareholder Communications

We have a process by which shareholders, employees and other interested parties may communicate directly with our Board, any committee of the Board, the non-executive directors as a group or any individual director. This process, which is available on our website (www.enscoplc.com), provides a means for submission of such interested parties' communications. Such communications may be submitted by mail, addressed as follows: Ensco, 1415 South Voss Rd., Suite 110, P.O. Box 135, Houston, Texas 77057. Mail so addressed will be forwarded directly to the relevant then-presiding standing Board committee chairs and will not be screened by management.
Hotline Reports and Investigations

We have a telephonic and web-based Hotline system to encourage reporting of possible wrongdoing, violations of our Ethics Policy, or other issues that threaten our reputation (the "Hotline"). The Hotline is managed by an independent third party to protect employee privacy and includes the ability to report concerns anonymously. Any Hotline inquiries are investigated and addressed by a Company management committee working under the direction of, and reporting regularly to, the Audit Committee.
Risk Management Oversight

The Board and its committees are actively involved in the oversight of risks that could impact our Company. At each regular meeting, the Board reviews the Company's financial condition and results of operations. The Board annually approves a capital budget, with subsequent approval required for any significant variations. On a quarterly basis, the General Counsel reports to the Board on legal matters that may have a significant impact on the Company's financial statements. The Board also receives periodic reports regarding the Company's insurance program and is apprised of all material variations in coverage or premium cost in connection with each annual insurance renewal.
On behalf of the Board, the Audit Committee plays a significant role in oversight of risks associated with the Company's financial performance, internal and external audit functions, legal and tax contingencies and other exposures. The Company's independent auditors, the Director of Internal Audit and the Chief Compliance Officer report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. Hotline reports and related investigations conducted pursuant to our Ethics Policy are reviewed in executive session of the Audit Committee with the Chief Compliance Officer. On a quarterly basis, the Vice President-Tax submits a report to the Audit Committee on tax matters that may have a significant impact on the Company's financial statements.
The Nominating and Governance Committee and the Compensation Committee also have roles in risk management. In consultation with its compensation consultants, the Compensation Committee establishes performance goals for the Company's various compensation plans that are intended to drive behaviour that does not encourage or result in any material risk of adverse consequences to the Company and/or its shareholders. The committees and the Board also are actively involved in succession planning both from a general standpoint and with respect to a potential emergency situation that might impact the ability of our President and Chief Executive Officer to continue the performance of his functions and responsibilities.
We maintain an enterprise risk management program designed to identify significant risks to us. Our Treasury and Risk Management Departments are responsible for implementing the program, which involves the identification of risks within and facing the Company, the assessment of existing and required mitigation plans for those risks and ongoing monitoring of both. On a quarterly basis, these departments assess risk trends, identify new potential risks and review mitigation plans with a cross-functional Enterprise Risk Committee. The Enterprise Risk Committee reports its results to the Board periodically. The Board reviews the identified risks, mitigation plans and monitoring reports.
Governance Transparency

Our Board, its standing committees and management are committed to continually pursuing best practices of corporate governance, accountability and transparency. The Governance section of our website (www.enscoplc.com/about/governance/corporate-documents) contains the Audit Committee Charter, the Nominating and Governance Committee Charter, the Compensation Committee Charter, the Corporate Governance Policy and the Ethics Policy. Additional data available in the Governance section of our website includes information on the composition and functions of the Board and its committees as well as instructions for submission of Hotline reports and submission of general shareholder communications to our Board. Additionally, our website has a link to our public filings with the SEC, including equity ownership reports by our directors and executive officers required under Section 16 of the Exchange Act.
Shareholder Outreach Program

We frequently communicate with shareholders through earnings conference calls, presentations at industry conferences, meetings and phone calls. Additionally, with respect to corporate governance, we reach out to governance specialists at our top 20 shareholders (representing more than 65% of shares outstanding) regarding proposals in our proxy and offer the opportunity to speak with certain non-executive directors about corporate governance and executive compensation. Our outreach program is in addition to other ways shareholders can communicate with management or the Board, as summarised above in "Governance Transparency."
Related Party Transactions

In accordance with our Audit Committee Charter, except with respect to compensatory arrangements with our directors or officers that fall within the purview of the Compensation Committee, the Audit Committee is responsible for reviewing and approving the terms and conditions of all proposed transactions between our Company, including any of our subsidiaries or affiliates, and any of our directors or officers, or relatives or affiliates of any such directors or officers, to ensure that such related party transactions are fair and are in our overall best interest. There were no related party transactions required to be reported for 2017.
Compensation Committee Interlocks and Insider Participation

During 2017, Ms. Decyk and Mr. Clark served on our Compensation Committee. During 2017, Mr. Gaut served on our Compensation Committee through 23 May 2017, at which time Mr. Kalman was appointed to the Compensation Committee. No member of the Compensation Committee is involved in a relationship requiring disclosure as an interlocking director/executive officer or under Item 404 of Regulation S-K as promulgated under the U.S. Securities Act of 1933, as amended.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors of Ensco plc (the "Company") is composed of four independent directors who satisfy the requirements of independence as established by Section 10A of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange listing standards. The Audit Committee is governed by a written Charter adopted by the Board of Directors. The Governance section of the Company's website (www.enscoplc.com/about/governance/corporate-documents) contains the Audit Committee Charter. To fulfill its responsibilities, the Audit Committee of the Company met eight times during the 2017 fiscal year.
Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm reports directly to the Audit Committee.
The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.
The Audit Committee has recommended, and the Board of Directors, in the exercise of its business judgement, has approved, inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended 31 December 2017, to be filed with the U.S. Securities and Exchange Commission (the "SEC"). The recommendation was based upon the Audit Committee's review, the exercise of its business judgement, the discussions referred to above and reliance upon the Company's management and independent registered public accounting firm.
Submitted by the Audit Committee:
Keith O. Rattie, Chairman
Mary E. Francis CBE
Gerald W. Haddock
Francis S. Kalman
22 February 2018
In accordance with the recommendation of our Audit Committee, our Board approved inclusion of the audited consolidated financial statements in our annual report on Form 10-K for the year ended 31 December 2017, and all of our directors acknowledged such approval by signing the annual report on Form 10-K as filed with the SEC on 28 February 2018.
The U.K. statutory auditor is responsible for conducting the statutory audit of the Company's U.K. statutory accounts in accordance with the requirements of the U.K. Companies Act 2006.

COMPENSATION COMMITTEE REPORT
The functions of the Compensation Committee of the Board, among others, are to review and approve executive officer compensation and employee compensation matters, including matters regarding the Company's various benefit plans, and to continually assess the effectiveness of these programs in consideration of the stated compensation strategy, independently or in conjunction with the Board, as appropriate. The Compensation Committee operates independently of management and in consultation with its compensation consultant.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") for the year ended 31 December 2017 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that CD&A be included in the Company's proxy statement on Schedule 14A for the Meeting to be filed with the SEC.
Submitted by the Compensation Committee:
J. Roderick Clark, Chairman
Roxanne J. Decyk
Francis S. Kalman
23 March 2018
In accordance with the recommendations of the Compensation Committee, our Board approved inclusion of CD&A in this proxy statement on 23 March 2018.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This CD&A describes our compensation practices and the executive compensation policies, decisions and actions of our Compensation Committee (the "Compensation Committee"). This CD&A focuses on compensation earned during 2017 by our Chief Executive Officer, Chief Financial Officer and the other executive officers listed as named executive officers ("NEOs") in our Summary Compensation Table. Our 2017 NEOs were as follows:

NEO	Title
Carl G. Trowell	President and Chief Executive Officer ("CEO")
Jonathan Baksht	Senior Vice President and Chief Financial Officer ("CFO")
P. Carey Lowe	Executive Vice President and Chief Operating Officer ("COO")
Steven J. Brady	Senior Vice President, Eastern Hemisphere
Gilles Luca	Senior Vice President, Western Hemisphere
Executive Summary

2017 Business Overview
During 2017, Ensco and its peers in the offshore drilling industry continued to face headwinds from an unprecedented industry downturn. Depressed oil prices as compared to 2014 highs have caused:

•	Significant decline in the demand for offshore drilling services as many of our customers' projects became uneconomical;

•
Substantial reduction to customer capital expenditures for offshore projects and cancelled or deferred existing drilling programs, resulting in drilling contract cancellations, fewer market tenders and scarce new drilling contracts; and

•	Oversupply of rigs, which combined with the above, has resulted in significantly reduced day rates and utilisation across the offshore drilling sector.
Onshore drillers experienced better stock price performance due to improved commodity prices during 2017, but the offshore drilling sector continues to lag. Commodity prices have not improved enough to support the offshore activity levels needed to absorb the existing oversupply of rigs, resulting in continued pressure on offshore day rates.

As illustrated in the chart below, there has been a significant divergence since late 2015 in stock price performance between offshore drilling and other oilfield services companies, including onshore drilling.

Stock Price Versus Oil Price Performance

140
120
100
80
60
40
20
Dec 2014
Jun 2015
Dec 2015
Jun 2016
Dec 2016
Jun 2017
Dec 2017
Offshore Drilling(1)
Onshore Drilling(2)
Other Oilfield Services(3)
E&P(4)
Brent Crude

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(1)	Consists of: Diamond Offshore Drilling, Inc.; Ensco plc; Noble Corporation plc; Rowan Companies plc; SeaDrill Ltd.; and Transocean Ltd.

(2)	Consists of: Helmerich & Payne, Inc.; Nabors Industries Ltd.; Parker Drilling Company; Patterson-UTI Energy, Inc.; Pioneer Energy Services Corp.; and Precision Drilling Corp.

(3)
Consists of: Archrock, Inc.; Baker Hughes, a GE Company; Core Laboratories N.V.; Halliburton Company; Helix Energy Solutions Group, Inc.; McDermott International, Inc.; National Oilwell Varco, Inc.; Oceaneering International, Inc.; Oil States International, Inc.; RPC, Inc.; Schlumberger Limited; SEACOR Holding Inc.; TechnipFMC plc; and Weatherford International plc.

(4)	Consists of the Dow Jones U.S. Exploration & Production Index group of companies.
Recent contract awards have demonstrated a customer preference for high-specification rigs contracted with established well-capitalised offshore drilling companies. As a result, we are positioning ourselves to capitalise on the eventual recovery by:

•	Maintaining a high-quality rig fleet;

•	Focusing on technology and innovation;

•	Expanding our global footprint; and

•	Strengthening our financial position.

The ability to maintain high-quality executive leadership is critical to executing on these plans, and competition for that talent spans oil and gas industry sectors. It is therefore crucial that Ensco be able to provide executive compensation packages that are competitive with those provided by other similarly complex and global companies across the oil and gas industry. The market-driven divergence in stock price performance between offshore drilling and other oil and gas industry companies has made this competition for talent that much more challenging for Ensco. As an offshore driller, Ensco is confronted with the increased risk of losing experienced executive talent due to the reduced value of the equity-based portion of its compensation package.
The Compensation Committee remains focused on maintaining an executive compensation program that attracts and retains the caliber of executives who will continue to deliver industry-leading operational excellence and best position Ensco for the market recovery. Additionally, the Compensation Committee remains focused on maintaining an executive compensation program that provides the right balance of incentives to produce short-term strategic and financial results that drive sustainable long-term growth in shareholder value.
Result of 2017 Advisory Vote on Executive Compensation
The Compensation Committee values shareholders' input on the design of our executive compensation program. At our 2017 Annual General Meeting of Shareholders held on 22 May 2017, we received 216,618,126 votes in favour of our executive compensation program for total support of 94.2% of the votes cast.
The Compensation Committee believes that our programs are structured to deliver realised pay that is commensurate with performance. We have adopted multiple compensation governance "best practices," as presented below.
Based on the strong level of shareholder support for our programs expressed through our 2017 vote and the Compensation Committee's views on our current approach to executive compensation, we did not make structural or philosophical changes to our programs during 2017. We did make changes to the Ensco Cash Incentive Plan ("ECIP") measures as described below and the form of payment of our performance units under our long-term incentive program from stock to cash to help manage dilution of shareholder value through equity-based compensation.
2017 Business Achievements
During 2017, we continued to improve our capital management flexibility, enhance our fleet, reduce expenses and invest in initiatives that will enhance our operational and safety performance. Our emphasis on operational excellence, sustainable cost control, management systems, capital management and liquidity, human capital, service efficiency and strategic execution led to strong operational results for the year.
The following includes highlights of our 2017 achievements(1):

Operational Excellence	Focus on operational efficiencies, key safety metrics and avoiding loss of revenue due to downtime:
	•	Full year fleet-wide operational utilisation of 98.6%, which adjusts for uncontracted days and planned downtime, resulting from minimal unplanned downtime for our Floaters and Jackups;
	•	Most rig years awarded for new contracts of any offshore driller, winning 15% of new contract rig years during 2017 - double the number of rig years won by the next closest independent competitor;
•
Best-ever performance in total recordable incident rate ("TRIR") of 0.14, an industry-wide metric that measures safety, surpassing last year's record of 0.26 and outperforming the 2017 International Association of Drilling Contractors (IADC) offshore industry average rate by more than 60%;

	•	Best-ever total lost time incident rate performance at 0.04, a 20% improvement over our record set last year of 0.05 and significantly better than the IADC offshore industry average rate of 0.10; and
•
Voted #1 in total customer satisfaction for an eighth consecutive year in the independent survey conducted by EnergyPoint Research with top ratings in 12 of 18 categories, including performance and reliability, job quality and safety and environment.

Strategic Execution	Focus on high-grading our fleet, innovative fleet enhancements and fleet management:
•
Successfully completed the acquisition of Atwood, significantly enhancing capabilities of our rig fleet, improving our ability to meet future customer demand with the highest-specification assets, and providing projected annual run rate synergies of $60 million for 2018 and $80 million for 2019;

	•	Filed 10 additional patents for innovative technology that are expected to improve the drilling process and enhance the marketability of our rigs; and
	•	Successfully reactivated a preservation stacked drillship on time and within our previously committed cost range.

Capital Management and Liquidity	Improved our financial flexibility and liquidity:
	•	Refinanced $650 million of near-term debt maturities through an exchange offer transaction with a combination of cash on hand and new senior notes maturing in 2024;
	•	Repurchased an additional $194 million of near-term debt maturities through open market purchases;
•
Extended the maturity date of our revolving credit facility by two years with $2.0 billion of capacity through September 2019, declining to $1.3 billion and $1.2 billion through September 2020 and 2022, respectively; and

•
Ended the year with a strong $2.9 billion liquidity position, composed of $885 million of cash and short-term investments and a fully available $2.0 billion revolving credit facility, with a net debt to total capitalisation ratio of 30.7%.

Sustainable Cost Control	Cost management contributed approximately $75 million in annualised savings:
	•	Reduced our vendor costs by more than $45 million in 2017; and
	•	Achieved more than $30 million of savings through improved efficiency of equipment inventory consumption and rationalising minor upgrade project work-scopes and related capital expenditures.

Other Strategic Goals	•
Redefined, simplified and standardised our management systems continuing our multi-year initiative to enable improved efficiency, procedural adherence and self-verification, which contributed to strong safety and operational results in 2017; and

	•	Improved human capital management by taking actions to foster diversity, performance and succession management and competency management.
____________________

(1)	On 6 October 2017, we completed our acquisition of Atwood Oceanics, Inc. ("Atwood"). Performance results described in the above table exclude Atwood's results.
2017 Compensation Highlights
Below are highlights of the compensation-related decisions that impacted our NEOs during 2017:

•	NEO base salaries remained frozen for the third consecutive year: In February 2017, the Compensation Committee decided, for the third year in a row, to freeze base salary merit increases for our NEOs.

•
ECIP performance measures shifted to emphasise key operational performance measures: In February 2017, the Compensation Committee decided, for the third year in a row, to freeze ECIP target bonus opportunity percentages for our NEOs notwithstanding the Company having achieved superior results in the prior years. The ECIP provides annual cash bonus incentives to participating employees based on the achievement of short-term and medium-term performance goals. In light of the Company's focus on increasing backlog in 2017 and the expected continuing challenging market conditions, the Compensation Committee elected to replace earnings per share (EPS) with Backlog Days as an ECIP performance measure. Additionally, the weightings for Floaters and Jackups downtime goals were increased by 5% each with an offsetting decline to the weighting for EBITDA. These changes to the 2017 ECIP metrics and weightings were made with the objective of placing focus on improving operational performance and winning new contracts for our rigs. While some of these measures may conflict with the goal of maximising EBITDA over the short term, they are critical to maintaining strong customer relationships and to ensuring the long-term health and sustainability of the business, which will enable Ensco to emerge from the current downturn better positioned to succeed.

•
Annual formula-derived ECIP bonuses for 2017 performance paid out at 127% of target: We achieved safety performance and Backlog Days in excess of our maximum goals. We achieved above-target performance for Floaters downtime and strategic team goals ("STGs") and above-threshold performance for EBITDA, Jackup downtime and Days Sales Outstanding ("DSO"). Safety achievements were the best in the Company's history.

•
Long-term performance units paid out at 58% of target: With respect to performance units granted in 2015 with a three-year performance period ended 31 December 2017, we achieved a rank of 8 out of 9 performance peer group companies in relative Total Shareholder Return ("TSR") performance and a rank of 4 out of 9 performance peer group companies in Return on Capital Employed ("ROCE") performance. After giving effect to the decline in our share price over the three-year performance period, the realisable value of these awards as of the end of 2017 was less than 12% of the original grant date value.

•
2017 performance unit grants shifted from equity to cash: For 2017 grants of performance unit awards, we retained the same performance measures used in 2016 (TSR and ROCE) but shifted from performance unit awards settled in shares or cash to performance unit awards settled in cash in order to help manage dilution of shareholder value through equity-based compensation.

•
Retention awards approved: In February 2017, the Compensation Committee approved cash-based retention awards for our NEOs in order to address competitive pressures driven by the current downturn and to help ensure stability in our senior management team through this critical period. Based upon this evaluation, the Compensation Committee determined that cash retention grants equal to between 1.0x and 1.5x current annual salary per year for two years would provide an appropriate retention incentive. The first half of those awards vested on 31 December 2017 and was paid in January 2018. Each NEO will earn the second half of the retention award if such executive remains employed with the Company through 31 December 2018. Further discussion of these awards and the Compensation Committee's rationale is provided below under "Components of 2017 Compensation."

2017 Ensco Cash Incentive Plan ("ECIP") Payout (percent of target)			2015 - 2017 Performance Unit Payout (percent of target)

Measures	Performance Level		Measure	Performance Level
EBITDA(1)	$519,850	Above threshold	TSR (relative)	8 of 9	Threshold performance
Backlog Days(2)	7,901	Above maximum	ROCE (relative)	4 of 9	Above target performance
DSO(2)	69	Above threshold
Safety (TRIR)(2)	0.14	Above maximum
Downtime - Floaters(2)	1.93%	Above target
Downtime - Jackups(2)	1.60%	Above threshold
Strategic Goals	2.51	Exceeded expectations
____________________

(1)
EBITDA excludes net losses of $86.7 million relating to the Atwood acquisition, inclusive of transaction costs, and the settlement of an outstanding customer dispute relating to performance of drilling services beginning in mid-2011 through May 2012.  As a result of the adjustments, the percent of target earned for EBITDA was increased from 69.4% to 98.3%.

(2)	Performance results described in the above table exclude Atwood's results.
Throughout this CD&A, we use the terms "compensation peer group" and "performance peer group" and derivations thereof. As discussed below, these peer groups are reviewed with our independent compensation consultant annually to ensure they remain reasonable representations of our competitors for equity market capital (performance peers) and talent (compensation peers). For a complete description of our compensation peer group companies and the rationale for their selection, see "Compensation Benchmarking" below in this CD&A. For a list of our performance peer group companies and the rationale for their selection, see "Long-Term Incentives" below in this CD&A.

2017 CEO Pay At-A-Glance
Although target compensation for our CEO has remained unchanged since he joined the Company in 2014, the vast majority of CEO pay is variable and linked to drivers of operational and financial performance as well as stock price fluctuations that influence shareholder value. The chart below shows the elements of CEO total direct compensation (base salary, annual cash bonus and target grant date value of annual equity grants) for the past three years. The ultimate realised value of equity awards is influenced by stock price fluctuations and achievement versus performance goals.
Components of Total Direct Compensation ($000)

$6,623
$2,500
$2,500
$850
$773
2015
Target (1)
$2,508
$388
$1,347
$773
2015
Realised (1)
$6,623
$2,500
$2,500
$850
$773
2016
Target (1)
$2,139
$401
$116
$850
$773
2016
Realised (1)
$6,623
$2,500
$2,500
$850
$773
2017
Target (1)
$4,918
$1,604
$299
$1,159
$1,083
$773
2017
Realised (1)
Base Salary (2)
ECIP (2)
Retention (3)
Performance Units (4)
Restricted Stock (4)

____________________

(1)	Components of target and realised pay are defined below:

Definitions of Pay	Base Salary	ECIP	Performance Units	Restricted Stock
Target	Actual paid	Target Opportunity	Grant date (target) value of units granted during year	Grant date value of shares granted during year
Realised	Actual paid	Actual Paid for prior year performance	Market value of shares vested for performance through the end of the year	Market value of shares that vested during the year

(2)
Mr. Trowell is a U.K. citizen and resides in the U.K. and as such his base salary and ECIP awards are paid in GBP. However, for disclosure purposes, his base salary and ECIP awards have been converted to USD, using the exchange rate of 1.288, which was the average rate during 2017.

(3)	Value shown reflects the payout of the first 50% of Mr. Trowell's 2017 one-time retention award, converted from GBP to USD at the same 1.288 exchange rate used for base salary and ECIP.

(4)
Mr. Trowell's hire date was 2 June 2014. For 2017, he was subject to three restricted stock equity award vesting events that were earned for 2017 in addition to a performance award payout for the 2015 - 2017 performance unit awards. For 2016, he was subject to two restricted stock equity award vesting events that were earned for 2016 in addition to a performance award payout for the 2014 - 2016 performance unit awards. For 2015, Mr. Trowell was subject to only one equity award vesting event that was earned for 2015 and did not receive a performance award payout.

When evaluating the need for retention awards due to the impact of this extended downturn in the offshore oil and gas sector, the Compensation Committee considered the significantly reduced value of equity incentive awards that have been granted to our NEOs over the past three years and the resulting reduction in total retention value. In particular, the Compensation Committee noted the reduction in the value of Mr. Trowell's equity-based compensation over his full tenure. As shown in the table below, Mr. Trowell's total realised and realisable equity-based compensation through the end of 2017 was cumulatively 31% of the grant date value of the original awards. The purpose of the retention grant was not to make the NEOs whole for the loss of equity value, but rather to protect Ensco from the recruitment of its management team. The retention awards were therefore made in cash rather than stock.

CEO Equity-Based Compensation: 2014 to 2017

							Total Equity Value		Realised plus Realisable Equity Value as a Percent of Grant Value
	Target Grant Date Value of Equity Awards		Realised and Realisable Value of Earned/Vested & Outstanding Shares				Grant Date Value of Equity	31-Dec-17 Realised + Realisable Equity Value
	Restricted Shares	Performance Units	Restricted Shares		Performance Unit Awards
			Vested (1)	Unvested (2)	Vested (3)	Unvested (4)
2014 New Hire	$4,000,000	$—	$467,721	$—	$—	$—	$4,000,000	$467,721	12%
2014 Annual	$2,500,000	$2,500,000	$634,483	$—	$171,934	$—	$5,000,000	$806,417	16%
2015 Annual	$2,500,000	$2,500,000	$534,910	$171,904	$236,353	$—	$5,000,000	$943,167	19%
2016 Annual	$2,500,000	$2,500,000	$755,568	$901,192	$—	$1,351,788	$5,000,000	$3,008,548	60%
2017 Annual	$2,500,000	(5)	$—	$1,534,283	$—	$—	$2,500,000	$1,534,283	61%

Total							$21,500,000	$6,760,136	31%

Decline in Total Realised plus Realisable Equity Value

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Grant Date Value
12%
16%
19%
60%
61%
31%
2014 new hire
2014 annual
2015 annual
2016 annual
2017 annual
TOTAL 2014 - 2017
Percent of Grant Date Value Lost
Percent of Grant Date Value Realisable

____________________
(1) Realised value of vested restricted shares is the number of shares granted times the stock price at vesting.
(2) Realisable value of unvested restricted shares is the number of shares granted times the stock price at 31 December 2017.
(3) Realised value of performance unit awards reflects actual number of shares earned times stock price at vesting for 2014 and 2015 awards. Shares from the 2014 award were earned at 37.5% of target and shares from the 2015 award were earned at 58% of target.
(4) Realisable value of 2016 performance unit awards is the target number of shares times the stock price at 31 December 2017.
(5) Excludes performance unit awards granted in 2017 that are denominated and settled in cash.

Best Practices: Characteristics of Our Programs
Below are highlights of our 2017 practices and policies that serve as the foundation to our executive compensation program. We believe the following items promote good corporate governance and are in the best interests of our shareholders and NEOs:

What We Do		What We Don't Do
Vast majority of officer pay at-risk, based on annual financial performance and growth in long-term shareholder value	✓	Single-trigger change-in-control severance benefits or vesting of equity awards	x
50% of officers' long-term incentive plan awards subject to achievement of specific performance criteria relative to our performance peer group	✓	Permit the pledging or hedging of Company stock	x
Executive and director share ownership guidelines	✓	Permit buyouts of underwater stock option awards	x
Minimum holding periods for stock and options until share ownership guidelines are met	✓	Permit repricing of stock option awards	x
Compensation clawback that applies to equity awards	✓	Permit share/option recycling	x
Independent compensation consultant	✓	Excise tax gross-ups	x
Annual risk assessments	✓	Guarantees for salary increases	x
What Guides Our Program

Compensation Philosophy Overview
Our executive compensation philosophy is based on the principle that the creation of long term shareholder value is the most important measure of executive officer performance. The business objectives against which we measure our performance include:

•	financial performance;

•	creation of and preservation of a strong balance sheet;

•	industry leading safety performance;

•	operational efficiency;

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability; and

•	strategic and opportunistic enhancement of our rig fleet.
We believe that achievement of these business objectives will drive growth in shareholder value over time. We stress the importance of these objectives through the structure of our executive compensation program by placing the majority of executive pay at risk and subjecting a significant portion of each NEO's potential compensation to specific annual and long-term performance requirements.

NEO Target Total Direct Compensation for 2017(1)
CEO	Other NEOs

Variable components represent opportunities to earn/realise value in the future depending upon individual performance and Company financial and stock price performance.
____________________

(1)	The term Total Direct Compensation and the table above exclude 2017 retention awards which are one-time awards addressing the unique circumstances caused by unprecedented market conditions.
2017 Target Pay Mix
In support of our philosophy that executive performance should be measured (and rewarded) based on the creation of shareholder value and in continued support of our business objectives, we designed our executive compensation programs to accomplish the following primary goals:

•	Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives;

•
Pay for performance by providing competitive pay opportunities that result in realised pay which increases when we have strong financial performance and declines when we have poor financial performance; and

•	Ensure alignment with shareholders through an emphasis on long-term equity-based compensation and share ownership guidelines.
Executive officer compensation is composed of three principal components: base salary, cash bonus and long-term incentives, each of which contributes to the accomplishment of our compensation program goals. We refer to the three principal components as Total Direct Compensation ("TDC").

Principal Components of Executive Compensation Program		Primary Goals of our Executive Compensation Program
		Attract/ Retain/ Motivate	Pay for Performance	Shareholder Alignment
Base Salary	• Salary is an essential factor in attracting and retaining qualified personnel	✓
Annual Cash Bonus
• Provided to executive officers through the ECIP
• Awards are tied to achievement of specific annual financial, operational, safety and Strategic Team Goals, all of which contribute to the creation of shareholder value
		✓	✓	✓
Long-term incentives
• Provided through a combination of:
○ Restricted shares
○ Performance unit awards
• Promotes alignment with shareholders by tying the majority of executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes
		✓	✓	✓

In addition to the components listed above, compensation for our NEOs during 2017 included cash-based retention grants which vest in equal parts over two years based upon continued employment with the Company. These grants were a one-time award outside of our annual compensation program. The Compensation Committee considers these awards critical to ensuring stability among our senior management team through an unprecedented downturn and to avoiding the significant costs and damage to shareholder value that could result from unplanned executive departures. These retention awards are therefore aligned with the interests of our shareholders. See "Components of 2017 Compensation - Retention Awards" for further information.
2017 Target Total Direct Compensation
We generally target the 50th percentile, or median, of our competitive market for base salaries and target incentive opportunities. However, the Compensation Committee believes that realised executive officer compensation generally should:

•	Exceed the market median during periods of exemplary performance relative to our compensation peer group companies; and

•	Fall below the market median during periods of poor performance relative to our compensation peer group companies.
Based upon a review of our executive compensation program performed by our independent compensation consultant, Pearl Meyer & Partners, LLC ("Pearl Meyer") in October 2017, we found that target TDC for our NEOs as a group fell just below the market median.
Various factors may affect the relationship between target TDC and the market reference point for individual executives, including: retention concerns; tenure and job responsibilities; year-over-year volatility of market data; internal equity considerations; and differences in the strategic value of individual positions.
No changes were made to 2017 NEO TDC target levels as a result of this review. However, due to concerns about retention of critical talent, the Compensation Committee did approve one-time cash-based retention grants during 2017.
The Compensation Committee annually reviews the mix of base salary, cash bonus and long-term incentives. It does not target a fixed percentage allocation among the compensation elements, but generally aims to provide the majority of NEO compensation opportunities in the form of incentive compensation with an emphasis on long-term incentives as shown in the executive summary.
Compensation Methodology and Process
Role of the Compensation Committee's Consultant
In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programs, our Compensation Committee relies on outside experts to assist in its deliberations. During 2017, the Compensation Committee received independent compensation advice and data from Pearl Meyer.
Pearl Meyer was engaged by the Compensation Committee to provide counsel regarding:

•	Compensation philosophy and practices;

•	Peer group composition;

•	Compensation program design;

•	Short-term and long-term incentive plan administration; and

•	Competitive compensation analysis for executive officers and non-executive directors.
With respect to non-executive director compensation, Pearl Meyer reviewed the Company's philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation and non-executive director equity award programs. In connection with these reviews, Pearl Meyer provided the Compensation Committee comparative market assessments of executive and non-executive director compensation levels, including information relative to compensation trends and prevailing practices.

In addition to providing the Compensation Committee with information regarding compensation trends in the general marketplace, compensation practices of other companies in the drilling and oilfield services industries and regulatory compliance developments, Pearl Meyer also evaluated certain data that our Human Resources department submitted to the Compensation Committee regarding incentive compensation calculations for awards payable under the ECIP and the 2012 Long-Term Incentive Plan ("LTIP").
The Compensation Committee meets regularly in executive session with Pearl Meyer outside the presence of management. Pearl Meyer did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive and non-executive director compensation consulting.
The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent in providing executive compensation consulting services. The Compensation Committee monitors the independence of its compensation consultant on a periodic basis.
Role of Management
The Compensation Committee also received data regarding compensation trends, issues and recommendations from management. In determining compensation for our executive officers other than the CEO, our CEO reviews market compensation information, including data provided to the Compensation Committee by Pearl Meyer, and individual performance factors and recommends compensation adjustments to the Compensation Committee.
Compensation Benchmarking
We compete for executive-level talent with oilfield service companies, as well as with other industries and professions. To provide guidance to the Compensation Committee, comparative salary data is obtained from several sources, including Pearl Meyer, industry-specific surveys and compensation peer group company proxy statements. Each year, Pearl Meyer reviews with the Compensation Committee the composition of the compensation and performance peer groups.
Our compensation peer group, which was approved by the Compensation Committee for 2017 in consultation with Pearl Meyer, was composed of 12 drilling and oilfield services companies of comparable overall size and historical financial performance. The compensation peer group for 2017 was the same as our compensation peer group for 2016.
The Compensation Committee, in consultation with Pearl Meyer, reviews the compensation peer group annually to ensure that it provides an appropriate reference point in terms of the business focus and financial size of the companies in the group.
We have selected the companies in our peer group with input from Pearl Meyer based upon a rigorous evaluation of business mix, global footprint and relative financial size (primarily but not exclusively in terms of revenues and market capitalisation). Included in the group are our closest direct competitors in the offshore drilling market along with several other comparably-sized oilfield services and drilling companies with similar global scale and at least some exposure to the offshore oil and gas market.
Given the complexity of our business, both in terms of our global footprint and our focus on the capital intensive offshore oil and gas market, we believe that it is critical to evaluate the competitiveness of our pay programs relative to this group as opposed to a generic group of oilfield services companies whose business may be restricted to (or primarily focused on) the onshore U.S./North American market.

2017 Compensation Peer Group Companies

Ticker	Company Name	Primary Business	Financial Size Statistics
			2017 Fiscal Year Revenues ($MM)	December 2017 Market Cap ($MM)

BHGE	Baker Hughes, A GE Company(1)	Global Oilfield Services	$17,259	$13,547
FTI	FMC Technologies(1)	Global Oilfield Services	$15,057	$14,604
NOV	National Oilwell Varco, Inc.	Global Oilfield Services	$7,304	$13,689
WFT	Weatherford International plc	Global Oilfield Services	$5,699	$4,139
MDR	McDermott International, Inc.	Global Oilfield Services	$2,985	$1,869
RIG	Transocean Ltd.	Offshore Drilling	$2,731	$4,178
OII	Oceaneering International, Inc.	Global Oilfield Services	$1,922	$2,078
SPN	Superior Energy Services, Inc.	Global Oilfield Services	$1,874	$1,474
HP	Helmerich & Payne, Inc.	Onshore & Offshore Drilling	$1,789	$7,020
DO	Diamond Offshore Drilling, Inc.	Offshore Drilling	$1,451	$2,551
RDC	Rowan Companies plc	Offshore Drilling	$1,283	$1,977
NE	Noble Corporation plc	Offshore Drilling	$1,207	$1,107

	75th Percentile		$6,100	$8,652
	MEDIAN		$2,326	$3,345
	25th Percentile		$1,704	$1,950

ESV	Ensco plc		$1,843	$2,589
	Percentile ranking		33%ile	46%ile
_____________________

(1)
Financial data shown for BHGE and FTI reflect post-merger financial size for both companies. Compensation data that was used for benchmarking NEO compensation at Ensco reflected NEO compensation at both companies prior to merger consummation.

CEO Compensation
The Compensation Committee charter provides for the CEO's base salary, cash bonus, long-term incentive equity and performance based compensation to be reviewed and approved by the Compensation Committee in consultation with and concurrence by all independent directors. Accordingly, our independent directors oversee and are actively engaged in the setting of the principal components of CEO compensation.
The base salary for our CEO is reviewed annually, consistent with our salary administration policy for all executive officers as discussed above. The Compensation Committee considers adjustments to base salary based upon an evaluation of our CEO's contributions to our progress in achieving certain business objectives and by reference to the median salary paid to the CEOs of our compensation peer group companies.

Components of 2017 Compensation

Base Salary
Our Compensation Committee generally designates the 50th percentile of our compensation peer group companies as a target for base salary because it believes our NEOs should receive a base salary that approximates the base salaries of their counterparts in the compensation peer group and other drilling and oilfield service companies.
The Compensation Committee elected not to increase salaries for our NEO positions in 2017.

NEO	2016 Salary	2017 Salary	Percent Change
Mr. Trowell (1)	£600,000	£600,000	—%
Mr. Baksht	$510,000	$510,000	—%
Mr. Lowe	$620,000	$620,000	—%
Mr. Brady	$490,000	$490,000	—%
Mr. Luca	$450,000	$450,000	—%
____________________

(1)
Mr. Trowell is a U.K. citizen and resides in the U.K. and as such his base salary and ECIP awards are paid in GBP. However, for disclosure purposes in the Summary Compensation Table, his base salary has been converted to USD using the exchange rate of 1.288 and 1.360 for 2017 and 2016, respectively, which represents the average exchange rate over each of the respective years

In February 2018, the Compensation Committee elected not to increase salaries for our NEO positions in 2018, which will be the fourth consecutive year the Compensation Committee elected to freeze base salary merit increases.
2017 Ensco Cash Incentive Plan (ECIP)
A significant portion of NEO bonus compensation is tied to the performance of the executives as a group. Performance is measured against pre-established annual financial goals and non-financial goals, including safety performance and strategic team goals.
Annual cash bonus opportunities for our NEOs are provided through the ECIP, a primary objective of which is to create a strong link between annual cash bonus awards and achievement of specific short-term and medium-term goals and objectives. The ECIP performance measures are established so that emphasis is placed on measures that management has the ability to impact and control.
Annual formula-derived cash bonuses for 2017 performance were earned at 127% reflecting high achievement across our ECIP performance measures. Specifically, we achieved above-target performance for Floaters downtime and STGs and above-threshold performance for EBITDA, Jackup downtime and DSO. We also achieved safety performance and Backlog Days in excess of our maximum goals.
2017 Target Award Opportunities
The ECIP uses a performance band around our targeted goals in order to determine annual payments. For 2017, the Compensation Committee approved a range of performance at threshold, target and maximum levels for each of the performance measures in the plan. If the threshold for the year is not met, no bonus will be paid for that component. Payments are calculated using straight-line interpolation for performance between threshold and target and between target and maximum for each component, with a maximum opportunity established at two times target (as shown in the table below).
The target opportunities shown below were intended to approximate the 50th percentile for target annual incentive opportunities in the competitive market data. In February 2017, the Compensation Committee decided, for a third year in a row, to freeze target bonus opportunities for our NEOs as a percentage of salary notwithstanding the Company having achieved superior results in the prior years.

NEO	2017 Target Opportunity (% of salary)
	Threshold (0.5x target)	Target	Maximum (2.0x target)
Mr. Trowell	55%	110%	220%
Mr. Baksht	40%	80%	160%
Mr. Lowe	45%	90%	180%
Mr. Brady	40%	80%	160%
Mr. Luca	40%	80%	160%
Financial and Operational Performance Measures
The Compensation Committee administered the ECIP bonus awards for 2017 through the application of pre-established performance measures. Bonus payouts were formula-derived and based upon achievement of the following pre-established performance measures and weightings:

Performance Measure	Weighting
EBITDA	30%
Backlog Days	10%
DSO	10%
Safety (TRIR)	10%
Downtime - Floaters	10%
Downtime - Jackups	10%
STGs	20%
TOTAL	100%
In light of the Company's focus on increasing backlog in 2017 and the expected continuing challenging market conditions, our Compensation Committee elected to replace EPS with Backlog Days as an ECIP performance measure. Additionally, the weightings for the Floaters and Jackups downtime metrics were increased for 2017 by 5% each with an offsetting decline to the weighting for EBITDA. These changes to the 2017 ECIP metrics and weightings were made with the objective of placing focus on improving operational performance and winning new contracts for our rigs. While some of these measures may conflict with the goal of maximising EBITDA over the short term, they are critical to maintaining strong customer relationships and to ensuring the long-term health and sustainability of the business, which will enable Ensco to emerge from the current downturn better positioned to succeed.
A description of the achievement for each of the 2017 performance measures is set forth below. The combined weighted percentage of target earned for all of these measures was 127%.
The ECIP performance results described below exclude Atwood's results.
Earnings Before Interest, Taxes, Depreciation and Amortisation (EBITDA)
For purposes of the ECIP, EBITDA is calculated by taking operating revenues (excluding non-cash amortised revenue) and subtracting contract drilling expenses (excluding non-cash amortised expense) and general and administrative expenses. Despite the continued challenging market conditions, we produced over $500 million in EBITDA during 2017, exceeding threshold performance. The positive 2017 EBITDA results for the Company were due in part to our operating efficiency and cost reduction efforts. However, EBITDA results were adjusted to exclude $86.7 million related to the Atwood acquisition, inclusive of transaction costs, and settlement of an outstanding customer dispute relating to performance of drilling services beginning in mid-2011 through May 2012. As a result of the adjustments, the percent of target earned for EBITDA was increased from 69.4% to 98.3%.
Backlog Days
Backlog is calculated based on the aggregate number of contracted days our drilling rigs are committed to work pursuant to our signed drilling contracts, excluding unexercised options to extend drilling contracts. In 2017, we achieved an additional 7,901 Backlog Days, exceeding our maximum performance goal.

Days Sales Outstanding (DSO)
The DSO performance measure is designed to focus on cash management and liquidity. As a result of challenging market conditions, we achieved below target, but above threshold performance for the DSO performance measure.
Total Recordable Incident Rate (TRIR)
TRIR is a safety performance metric recognised by the U.S. Occupational Safety & Health Administration. We calculate TRIR based upon the guidelines set forth by the IADC, an industry group for the drilling industry. The IADC methodology calculates TRIR by taking the aggregate number of occurrences of work-related injuries or illnesses for every 200,000 employee hours worked. During 2017, we experienced our best-ever performance in TRIR of 0.14 exceeding the value set for our maximum opportunity, surpassing our record set last year for TRIR of 0.26 and substantially outperforming the 2017 IADC offshore industry average rate of 0.37.
Goals for 2017 were set at a level below actual 2016 performance but were still considered extremely challenging when established. We set our goal below actual performance because our TRIR performance during 2016 was historically outstanding.
Downtime
Downtime measures refer to any period when one of our rigs is under contract but not operational due to equipment failure or other unplanned stoppage attributable to us, resulting in a reduced or zero day rate revenue. This is a key metric that measures our ability to efficiently monetise our backlog and avoid costly contractual loss of revenue associated with downtime. During 2017, we achieved Floater downtime of 1.93% and Jackup downtime of 1.60%. In terms of the ECIP, Floater downtime performance exceeded our target performance goal and Jackup downtime performance resulted in above threshold performance.
Goals for 2017 were set at a level below actual 2016 performance but were still considered extremely challenging when established. We set our goal below actual performance because our Downtime performance during 2016 was historically outstanding.
Strategic Team Goals (STGs)
A component for STGs is included to ensure management maintains focus on medium-term strategic objectives in addition to short-term goals.
STGs include pre-established quantitative and qualitative goals in the categories of: operational excellence; service efficiency, including sustainable cost control; management systems; human capital; and strategic execution, including capital management and liquidity. See "2017 Compensation Highlights" in this CD&A for a description of some of the achievements in these categories. STGs are intended to reward management for focusing on key strategic performance measures that are not directly captured through financial metrics like EBITDA. Achievement relative to these goals is imperative to achievement of sustainable, profitable growth beyond the current year. The 2017 goals were established in an effort to address the continued industry challenges and the current market environment. As a result, the goals were more focused, concise and challenging than in prior years.
Achievement relative to pre-established goals in each category is evaluated in terms of both quantity and quality of achievement, using a scale from 0 to 4:

•	0 represents unacceptable performance, and results in 0% payout;

•	1 represents minimally acceptable expectations or threshold performance, and results in 50% payout;

•	2 represents expected or target performance, and results in 100% payout;

•	3 represents exceeded expectations, and results in 150% payout; and

•	4 represents outstanding performance or maximum performance, and results in 200% payout.
Scores for each category are combined on a weighted-average basis in order to arrive at our final score. The Compensation Committee determines achievement relative to the goals after evaluating management's assessment of its own performance.
Based upon achievement relative to our 2017 STGs, the Compensation Committee approved a final score of 2.51, resulting in a payout at 125.5% of target for this component.

Actual 2017 Performance
As summarised in the table below, a formulaic review of our 2017 performance relative to pre-established goals resulted in a determination by the Compensation Committee that the overall formula-derived bonus achievement was 127% of target.

Performance Measure	2017 Performance Goals			Actual Performance	Resulting % of Target Earned		Weighting	Weighted % of Target Earned
	Threshold	Target	Maximum			x
EBITDA(1)	$375,000	$525,000	$625,000	$519,850	98.3%		30%	29.5%
Backlog Days(2)	4,500	5,500	6,500	7,901	200.0%		10%	20.0%
DSO(2)	76	66	56	69	85.0%		10%	8.5%
TRIR(2)	0.40	0.30	0.20	0.14	200.0%		10%	20.0%
Downtime - Floaters(2)	4.5%	3.5%	1.5%	1.93%	178.5%		10%	17.9%
Downtime - Jackups(2)	1.7%	1.4%	1.0%	1.60%	64.3%		10%	6.4%
STGs	1.0	2.0	4.0	2.51	125.5%		20%	25.1%
TOTAL							100%	127.4%
____________________

(1)
EBITDA excludes net losses of $86.7 million of loss relating to the Atwood acquisition, inclusive of transaction costs, and the settlement of an outstanding customer dispute relating to performance of drilling services beginning in mid-2011 through May 2012.  As a result of the adjustments, the percent of target earned for EBITDA was increased from 69.4% to 98.3%.

(2)	Performance results in the above table exclude Atwood's operational, safety and financial post-close results.
Individual Award Calculation

Executive Officer	2017 Target Opportunity		Weighted % of Target Earned	=	Formula-Derived ECIP Award
		x
Mr. Trowell(1)	£660,000		127.4%		£840,840
Mr. Baksht	$408,000		127.4%		$519,792
Mr. Lowe	$558,000		127.4%		$710,892
Mr. Brady	$392,000		127.4%		$499,408
Mr. Luca	$360,000		127.4%		$458,640
____________________

(1)
Mr. Trowell is a U.K. citizen and resides in the U.K. and as such his ECIP target opportunity and actual ECIP award are denominated in GBP. However, for disclosure purposes in the Summary Compensation Table and Grants of Plan-Based Awards Table, these values were converted to USD using the exchange rate of 1.288, which represents the average exchange rate during 2017.

Retention Awards
With talent retention as a focus of our executive compensation strategy and a critical factor in the long-term success of the Company, the Compensation Committee regularly monitors the retention value of unvested long-term incentive awards granted to the NEOs. During 2017, the Compensation Committee considered several factors that contributed to retention concerns:

•
Reduced cost to other companies of buying out any of our executive's equity holdings due to reduced value of unvested awards among our executives and improving conditions for onshore companies and other oil and gas companies with whom we compete for talent;

•	Significant potential costs (financial and operational) to the Company of replacing departing executive officers; and

•	Recent retention awards made by peer group companies.

As a result of these concerns, the Compensation Committee decided that additional measures were required to ensure the continuity of leadership during the current industry downturn to position the Company to succeed when the offshore drilling industry recovers.
The Committee determined that cash retention grants equal to between 1.0x and 1.5x current annual salary per year for two years would provide an appropriate retention incentive and help mitigate the risk of talent loss to those companies with which we compete for executive talent. The retention awards are not added or otherwise included in the calculation of ECIP awards. Cash-based awards were selected to provide an effective retention incentive without contributing to further dilution of shareholder value. The first half of the retention awards vested on 31 December 2017 and was paid in January 2018. Each NEO will earn the second half of the retention award if such executive remains employed with the Company through 31 December 2018.

NEO	2018 Retention Payment	2019 Retention Payment	Total Retention Award

Mr. Trowell	£900,000	£900,000	£1,800,000
Mr. Baksht	$637,500	$637,500	$1,275,000
Mr. Lowe	$775,000	$775,000	$1,550,000
Mr. Brady	$490,000	$490,000	$980,000
Mr. Luca	$450,000	$450,000	$900,000
2017 Long-Term Incentives
Our 2017 approach to long-term incentive compensation included a combination of time-vested and performance-based awards, as shown in the table below.
Long-Term Incentive Approach

Device	Description	Percent of Target annual grant date value
Time-vested Restricted Shares or Restricted Share Units	• Time vested awards vesting at the rate of 33.3% per year over three years. • Consistent with our general practices (and those among our peer group companies) unvested restricted shares and restricted share units have dividend rights or dividend equivalent rights. Unvested restricted shares have voting rights on the same basis as outstanding shares.	50%
Performance Units	• Performance unit awards earned at the end of a three-year period subject to Company performance in terms of TSR relative to peers and ROCE relative to peers (as described in greater detail later in this section). • Awards for 2017 were denominated in cash and will be paid in cash but the Committee retains the discretion to use cash or shares for these awards in future years.	50%
Our long-term incentive compensation program is designed to provide our executive officers aggregate long-term incentive award opportunities (assuming target performance) in amounts that approximate the median value of long-term incentives awarded to executive officers of our compensation peer group companies.
However, target opportunities are also based on an evaluation of individual performance. Consequently, in determining the target award amounts, the Compensation Committee considers market data, individual contributions, potential to impact long-term shareholder value and the need to provide a retentive component in NEO compensation.
The program is reviewed continually to ensure that it is compliant and tax efficient with the overall objective of providing an optimum link between executive compensation and the creation of shareholder value.

Timing of LTIP Awards
The Compensation Committee has adopted a single grant date for normal annual long-term incentive executive awards. During 2017, annual performance-based and time-vested long-term incentive awards were granted on 6 March 2017 in the form of performance units, restricted shares and restricted share units as described below. The Compensation Committee also has a practice of granting special equity awards to newly-hired or promoted officers and may grant special equity awards to ensure the retention of officers and to further support our succession planning efforts.
Performance Unit Award Design
Performance unit awards under the LTIP are earned based upon Company performance over a three-year cycle, using pre-determined relative measures, as shown in the table below.
Long-term Performance Plan Cycles

Grant Cycle	2015	2016	2017	2018	2019
2015 – 2017 Grant	X			Paid at 58.0%
2016 – 2018 Grant		X
2017 – 2019 Grant			X

Grant cycle
	X	Grant date

2017 Performance Unit Awards
The Compensation Committee granted performance unit awards to the NEOs based upon long-term relative performance criteria during 2017 for the performance period beginning 1 January 2017 and ending 31 December 2019, as described in the table below:

2017 Performance Award Matrix(1)
Performance Measure	Weight		Threshold	Target	Maximum
Relative TSR	50%	Rank Award Multiplier	6 of 8 0.57	Between 4 & 5 of 8 1.00	1 of 8 2.00
Relative ROCE	50%	Rank Award Multiplier	6 of 8 0.57	Between 4 & 5 of 8 1.00	1 of 8 2.00
____________________

(1)	Performance criteria adjusted for removal of Atwood from the performance peer group following completion of the merger.
Our performance peer group is made up of companies who have international operations and are engaged in offshore drilling. We have selected these companies as performance peers due to similarity of business focus, capital structure and competitive conditions as well as the fact they are competitors within our industry. We consider our performance peers to be companies with whom we compete for capital from the equity market and which our shareholders might consider as alternative investments. We believe that the widening divergence in stock price performance between the onshore and offshore oil and gas markets demonstrated above under "2017 Business Overview" reflects an important capital allocation distinction being made by investors. Notably, onshore drilling activities in North America have shown a divergence of historical proportion from offshore drilling. We believe this calls into question the relevance of exclusively North American onshore drillers or exclusively North American onshore services companies as appropriate performance peers for Ensco.

For the purpose of the 2017 performance unit award, the performance peer group against which we measure our performance is composed of the drilling companies listed below:

Performance Peer Group
Atwood Oceanics(1) Diamond Offshore Drilling Inc. Helmerich & Payne, Inc. Nabors Industries Ltd. Noble Corporation Rowan Companies plc SeaDrill Ltd Transocean Ltd
____________________
(1)     Atwood was removed from the performance peer group following completion of the merger.
Our performance peer group includes several companies from our compensation peer group along with two drilling companies not included in our compensation peer group (Nabors Industries Ltd. and SeaDrill Ltd). These companies were included as performance peers but not compensation peers due to:

•	Lack of sufficient publicly disclosed pay data for benchmarking in the case of SeaDrill; and

•	Differences in pay approach and structure among the NEO group, which create challenges for direct pay benchmarking, in the case of Nabors Industries.
To account for the possibility of consolidation or other changes to the performance peer group over the performance period, actual performance will be measured against the companies that remain in the performance peer group at the end of the period. The schedule below provides a summary of how payout varies with performance depending upon the size of the performance peer group.
Relative Performance Measure Payout
(2017 - 2019 Performance Units)

Ensco Rank Against Peers	2017 - 2019 Award Multiplier (7 peers)(1)	Multiplier (6 peers)
1	2.00	2.00
2	1.95	1.89
3	1.57	1.44
4	1.19	1.00
5	0.86	0.67
6	0.57	0.00
7	0.00	0.00
8	0.00	—
	(1) Following the removal of Atwood

The performance unit awards granted to NEOs in 2017 consist of two types of performance unit awards for the performance period beginning 1 January 2017 and ending 31 December 2019: performance unit awards based on Relative TSR and performance unit awards based on our Relative ROCE. The 2017 performance unit target value is split evenly for each NEO between Relative TSR performance units and Relative ROCE performance units. In the interests of helping to limit dilution to our shareholders at lower stock prices, the Compensation Committee decided that 2017 performance unit awards are denominated and settled in cash.

Target award opportunities for LTIP performance units granted to our NEOs in 2017 for the performance period beginning 1 January 2017 and ending 31 December 2019 were as follows:

NEO	Relative TSR (50%)	Relative ROCE (50%)	Total (100%)
Mr. Trowell	$1,250,000	$1,250,000	$2,500,000
Mr. Baksht	$337,500	$337,500	$675,000
Mr. Lowe	$500,000	$500,000	$1,000,000
Mr. Brady	$337,500	$337,500	$675,000
Mr. Luca	$337,500	$337,500	$675,000
Both TSR and ROCE measures serve to align performance with shareholder interests and, as respects ROCE, constitutes a meaningful measure of efficiency in a capital intensive industry.

•
TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. The beginning share price is based on the average daily closing price during the quarter preceding the performance period, and the ending share price is based on the average daily closing price of the last quarter of the performance period.

•
ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

For more detailed information, refer to the Grants of Plan-Based Awards Table and related footnotes. All 2017 restricted share and performance unit awards granted under the LTIP to our NEOs are reported in the "Grants of Plan-Based Awards Table."
Payout of 2015 - 2017 Performance Awards
Awards for the 2015 - 2017 performance period were subject to a similar performance matrix to that utilised for our 2017 awards. These awards were paid in shares in March 2018, together with a cash payment equal to the dividend equivalents that accrued for such awards during the performance period. The tables below summarise the calculation of final payout for those awards:

Performance Measure	Actual Performance	Corresponding Multiplier	Weight		Weighted Average Multiplier
				=
Relative TSR	8 of 9	—	50%		—%
Relative ROCE	4 of 9	1.16	50%		58%
TOTAL					58.0%

NEO	2015 - 2017 Performance Unit Awards			Weighted Average Multiplier		Total Shares Earned	Total Value of Shares Earned(1)	Total Value of Cash Dividends Earned
	Target Value	Target Shares	x
					=
Mr. Trowell	$2,500,000	87,261		58.0%		50,611	$299,111	$34,415
Mr. Baksht	$—	—		—%		—	$—	$—
Mr. Lowe	$850,000	29,670		58.0%		17,209	$101,705	$11,701
Mr. Brady	$675,000	23,562		58.0%		13,666	$80,766	$9,292
Mr. Luca	$600,000	20,943		58.0%		12,147	$71,789	$8,260
____________________

(1)	Based on 2017 year-end closing stock price of $5.91.

2018 Compensation

We believe that current market conditions will contribute to another challenging year in 2018 for companies engaged in the offshore oil and gas sector. We also believe that any recovery for offshore drilling will continue to lag over the near term behind onshore drilling and other oil and gas service companies. It remains critical that we ensure stability among our top management team, maintain balance sheet health, improve rig utilisation and continue to excel at safety and operational excellence in order to preserve shareholder value and ensure the long-term health of the business. Given the depth and length of the downturn we are experiencing in the offshore sector, low realisable value of outstanding equity incentives and increasing pressure in the competition for executive talent as other sectors of oil and gas begin to see signs of recovery, retention of top executives remains a particularly critical concern and priority for the Compensation Committee and the Board.
2018 ECIP Awards
For the 2018 plan year, the Compensation Committee approved three performance bands (threshold, target and maximum) for each of the measures under the ECIP. The 2018 ECIP performance measures and weightings approved by the Compensation Committee were as follows:

Performance Measure	Weighting
EBITDA(1)	50%
Safety (TRIR/Process Safety)	10%
Downtime - Floaters	10%
Downtime - Jackups	10%
STGs	20%
TOTAL	100%
___________________

(1)	For purposes of the ECIP, EBITDA is calculated by taking operating revenue and subtracting contract drilling expenses and general and administrative expenses, excluding amortisation.
As we continue to weather the prolonged downturn, cash management and liquidity remain a strategic priority for the Company. Furthermore, as signs of a cyclical bottom emerge in the offshore drilling market, we will focus on margin improvement as opportunities for pricing recovery emerge. As a result, our Compensation Committee elected to replace DSO and Backlog Days with an increased weight assigned to EBITDA as this metric focuses on margin, cash generation and cost containment. In an effort to further emphasise our focus on safety, Process Safety was introduced as an additional component of our Safety performance measure. The changes to the 2018 ECIP metrics and weightings were made with the objective of placing focus on operational performance while not losing sight of safety and operational excellence.
Following consideration of compensation data presented by Pearl Meyer, the Compensation Committee approved the following target incentive opportunities for our NEOs for 2018, which are the same as the 2017 incentive opportunities:

Name	2018 Incentive Award Opportunity (as a % of Salary)
	Threshold (0.5x target)	Target	Maximum (2x target)
Mr. Trowell	55%	110%	220%
Mr. Baksht	40%	80%	160%
Mr. Lowe	45%	90%	180%
Mr. Brady	40%	80%	160%
Mr. Luca	40%	80%	160%

2018 Long-Term Incentive Awards
Annual LTIP awards for the 2018 plan year were approved for each of our NEOs. Award values were approved following review of competitive data provided by Pearl Meyer and were established at levels consistent with the Company's philosophy of targeting the market median. Award values set by the Compensation Committee for 2018 are the same as 2017 award values.

NEO	2018 Target Value of Awards
	Restricted Shares Grant Date Value (50%)	Performance Unit Target Value (50%)	Total
Mr. Trowell	$2,500,000	$2,500,000	$5,000,000
Mr. Baksht	$675,000	$675,000	$1,350,000
Mr. Lowe	$1,000,000	$1,000,000	$2,000,000
Mr. Brady	$675,000	$675,000	$1,350,000
Mr. Luca	$675,000	$675,000	$1,350,000
The performance unit awards granted to NEOs in 2018 consist of two types of performance unit awards for the performance period beginning 1 January 2018 and ending 31 December 2020: performance unit awards based on Relative TSR and performance unit awards based on our Relative ROCE. The 2018 performance unit target value is split equally for each NEO between Relative TSR performance units and Relative ROCE performance units. In the interests of helping to limit dilution to our shareholders at lower stock prices, the 2018 performance unit awards are denominated and settled in cash.

NEO	Restricted Shares(1) (#)	Relative TSR Performance Units (Value)			Relative ROCE Performance Units (Value)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Mr. Trowell	535,332	$837,500	$1,250,000	$2,500,000	$837,500	$1,250,000	$2,500,000
Mr. Baksht	144,540	$226,125	$337,500	$675,000	$226,125	$337,500	$675,000
Mr. Lowe	214,133	$335,000	$500,000	$1,000,000	$335,000	$500,000	$1,000,000
Mr. Brady	144,540	$226,125	$337,500	$675,000	$226,125	$337,500	$675,000
Mr. Luca	144,540	$226,125	$337,500	$675,000	$226,125	$337,500	$675,000
___________________

(1)	Number of restricted shares determined by taking the Restricted Shares Grant Date Value and dividing by the closing share price on the date of grant, 5 March 2018.
The performance award matrix setting forth the ranks required to achieve threshold, target and maximum performance for both types of performance unit awards is set forth in the table below:

2018 Performance Award Matrix
Performance Measure		Threshold	Target	Maximum
Relative TSR	Rank Award Multiplier	5 of 7 0.67	4 of 7 1.00	1 of 7 2.00
Relative ROCE	Rank Award Multiplier	5 of 7 0.67	4 of 7 1.00	1 of 7 2.00

The performance peer group for the 2018 performance unit awards was changed from our 2017 peer group to remove SeaDrill Ltd due to its Chapter 11 U.S. Bankruptcy Code restructuring announced in 2017. Additionally, the 2018 performance peer group excludes Atwood due to our acquisition of Atwood in 2017. The performance peer group against which we measure our performance is composed of the drilling companies listed below:

2018- 2020 Performance Peer Group
Diamond Offshore Drilling Inc. Helmerich & Payne, Inc. Nabors Industries Ltd. Noble Corporation Rowan Companies plc Transocean Ltd
The performance payout schedule for our 2018 performance unit awards is summarised below:
Relative Performance Measure Payout
(2018 - 2020 Performance Units)

Ensco Rank Against Peers	2018 - 2020 Award Multiplier (6 peers)	Multiplier (5 peers)
1	2.00	2.00
2	1.89	1.80
3	1.44	1.26
4	1.00	0.80
5	0.67	0.00
6	0.00	0.00
7	0.00	—
Other Executive Compensation Matters

Share Ownership Guidelines
Intended to further encourage accumulation of share ownership, NEOs, within five years of being appointed to their position, are required to own shares having a value of at least:

•	CEO: 6x base salary

•	EVPs: 2x base salary

•	Other NEOs: 1x base salary
Officers who are not in compliance with the ownership requirements under the guidelines are required to retain any after-tax proceeds from vesting of shares or exercise of stock options in the form of shares until compliance is achieved. The guidelines are included in our Corporate Governance Policy. Each of our NEOs was in compliance with the share ownership guidelines at the end of 2017.
Clawbacks and Award Disqualifications
We have clawback provisions in our long-term incentive award agreements and award disqualification measures in the LTIP and the ECIP. Using this authority, the Compensation Committee may seek to claw back or reduce equity incentive awards or reduce the size of cash incentive awards for executive officers who violate our Ethics Policy or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).

Compensation Risk
The Compensation Committee carefully considers the relationship between risk and our overall compensation policies, programs and practices for executive officers and other employees. The Compensation Committee continually monitors the Company's general compensation practices, specifically the design, administration and assessment of our incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company. The Compensation Committee has determined that the Company's compensation plans and policies do not encourage excessive risk taking.
The Compensation Committee also paid particular attention to potential unintended consequences associated with establishment of the ECIP and performance unit award goals and related measurement criteria. In formulating such goals and performance criteria, the Compensation Committee focused on matters such as safety performance, financial performance, relative TSR, relative ROCE and STGs. The Compensation Committee determined that such goals and performance criteria did not encourage participation in high-risk activities that are reasonably likely to have a material adverse effect on the Company.
Hedging Policy
The Company has a Securities Trading Policy that specifically prohibits directors, NEOs and certain other employees from engaging in short-sales of the Company's shares or buying or selling any derivative securities of the Company in the form of call or put options or otherwise.
Pledging Policy
The Company has a policy prohibiting officers and directors from pledging Company shares. The Compensation Committee requires that the officers and directors confirm annually that they do not hold shares subject to a pledging arrangement. None of our officers or directors hold shares subject to a pledging arrangement.
Tax Deductibility of Compensation
Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended ("Section 162(m)") generally disallows a U.S. federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1.0 million in any taxable year to each "covered employee", which has historically included the principal executive officer, or any of the three other most highly-compensated officers (other than the principal executive officer and principal financial officer), unless such compensation meets certain specific requirements. The Compensation Committee has historically considered the implications of Section 162(m) and has generally preferred to grant performance-based awards that will be deductible without limitation where doing so will further the purposes of our executive compensation philosophy.
Under the Tax Cuts and Jobs Act of 2017 (the "Act"), the performance-based compensation exemption under Section 162(m) has generally been eliminated for new awards, meaning that formerly-deductible components of compensation will not be deductible going forward. Under the transition rules for the Act, certain performance-based awards granted prior to 2 November 2017 (for calendar year companies), but not to be paid until a later date (such as the performance awards and ECIP awards granted to our covered employees), may still qualify for the performance-based compensation exemption under Section 162(m).  The Compensation Committee will continue to consider the tax deductibility of compensation to our NEOs going forward and will continue to seek to minimise the tax impact of compensation on the Company wherever that minimisation does not conflict with our overall executive compensation philosophy.
Benefits
We offer health and welfare and retirement savings programs to all eligible employees. Our executive officers and management generally are eligible for the same benefit programs and on the same basis as our other employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. The health and welfare programs we offer include medical, wellness, pharmaceutical, dental, vision, life insurance and accidental death and disability insurance. We also offer the U.S. taxpaying employee participants in our health and welfare program the option of participating in a flexible spending account, thus permitting deferral of pre-tax dollars for use in paying qualified medical and childcare expenses.

Executive officers may participate on the same basis as other employees in the employer matching provisions of our defined contribution savings plans on a tax-deferred basis. For 2017, the maximum total matching contribution available to executive officers and other employees who participated in the Ensco Savings Plan (a qualified 401(k) plan), 2005 Supplemental Executive Retirement Plans ("SERP"), Ensco Multinational Savings Plan or the Ensco Limited Retirement Plan was 5% of eligible salary. The matching contributions to our NEOs are reported in the "All Other Compensation" column of the Summary Compensation Table.
The SERP was created to provide an additional tax-deferred savings vehicle for certain highly-compensated employees, including our NEOs, whose participation in the 401(k) savings plan features of the Ensco Savings Plan is restricted due to funding and contribution limitations of the U.S. Internal Revenue Code of 1986, as amended. Executive officers who participate in the SERP may elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Compensation Committee and ratified by our Board. For 2017, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of the annual ECIP bonus payments, consistent with prior years.
Executive officers who elect to defer compensation in the SERP must do so annually and may direct the investment of the amount deferred and retained by us. The SERP is administered by a third party, and deferred compensation may be invested in authorised funds similar to the investment options available under the Ensco Savings Plan. Investments also may be made in funds or publicly-traded securities on a self-directed basis. Additional information regarding deferred compensation of our NEOs is reported in the table entitled "Nonqualified Deferred Compensation."
Employment Agreements and Potential Post-Termination Payments
Mr. Trowell entered into an employment agreement with the Company dated 3 May 2014. The employment agreement established a starting base salary, allowed for participation in certain Company plans and includes terms for Mr. Trowell's equity grants. Each of our NEOs are party to change in control severance agreements, except for Mr. Trowell whose employment agreement includes change in control provisions. Mr. Trowell's employment agreement and the change in control severance agreements are described in further detail under the heading "Potential Payments upon Termination or Change in Control" in Executive Compensation.
Retirement and Other Benefits
All full-time U.S. taxpayer employees are eligible to participate in the Ensco Savings Plan, and certain of our non-U.S. employees are eligible to participate in the Ensco Multinational Savings Plan or the Ensco Limited Retirement Plan. Executive officers and other key personnel are entitled to participate in the SERP. We do not have a defined benefit pension plan for our executive officers or our employees in the United States.
Perquisites and Other Personal Benefits
In conformity with our Compensation Committee's philosophy, and except as respects the redomestication benefits described below, our executive officers receive only limited perquisites. Our executive officers are eligible to receive company-paid or company-subsidised life insurance, medical and disability coverage on the same basis as our other employees.
Overseas Allowances and Reimbursements
We redomesticated from the U.S. to the U.K. during 2009. As part of the redomestication, the Compensation Committee approved overseas allowances and reimbursements for our executive officers who were given expatriate assignments in London. Since 2009, the Compensation Committee has annually reviewed and approved these allowances and reimbursements.

The table below provides a summary of the 2017 overseas allowances provided to executives appointed to London (Messrs. Baksht, Lowe and Brady).

Primary Components of Our Overseas Allowance	Provided to Executives Appointed to London
Monthly housing allowance	YES
Foreign service premium	NO
Cost of living allowance	YES
Monthly transportation allowance	NO
Annual vacation allowance	YES
Dependent tuition allowance	YES
Tax Equalisation	PARTIAL(1)
One-time supplemental equity award	YES
___________________

(1)
Effective 1 March 2017, the Compensation Committee approved a revision to our London-based executive expatriate package such that the Company provides tax equalisation on housing allowances and non-cash expatriate benefits, such as dependent tuition allowance.

A non-U.S. expatriate package is provided to our Senior Vice President - Western Hemisphere, Gilles Luca, in connection with his assignment in Houston, Texas. The main components of the 2017 allowances and reimbursements provided to Mr. Luca consist of the following:

•	Monthly housing allowance;

•	Foreign service premium;

•	Utility reimbursement;

•	Company provided vehicle;

•	Tax equalisation such that the expatriate is subject to 22% hypothetical tax withholding; and

•	Annual vacation allowance.
The amounts of the overseas allowances and reimbursements provided to our NEOs during 2017 are included in the "All Other Compensation Table" in Executive Compensation.

The Compensation Committee believes that the overseas allowances and reimbursements are consistent with the philosophy and objectives of our compensation program, for the following reasons:

•
They are primarily "make-whole" payments, not designed to increase the executive's wealth. They keep the executive in the same financial position as if he had not been asked to relocate. After the executive's expatriate assignment ends, the overseas allowances and reimbursements end, except in the case of tax equalisation payments, which continue only to the extent that the executive's tax liabilities continue in the jurisdiction of his or her assignment.

•
They are consistent with expatriate packages paid to other employees - at Ensco and at other companies. We pay similar overseas allowances and reimbursements to our other salaried employees who accept expatriate assignments. Our peer group companies who have redomesticated have paid similar allowances and benefits to executives and salaried employees, as have companies outside our peer group that have redomesticated to the U.K. and similar jurisdictions. Pearl Meyer reports to the Compensation Committee periodically on trends in overseas allowances and reimbursements, allowing us to ensure that our allowances and reimbursements are in line with prevailing competitive practices.

•
They promote stability among our executive management team, some of whom may decide to take positions with companies based in or near their home jurisdiction if relocating would put them at a significant financial disadvantage.

•
They maintain the alignment of the executive officers' interests with those of our shareholders as to the location of our corporate domicile, making the executive indifferent from a compensation perspective to the financial and personal aspects of relocation to our headquarters.

The overseas allowances and reimbursements remain subject to continued periodic review by the Compensation Committee to ensure that they are appropriate on an individual basis and as a whole and that they remain consistent with prevailing competitive practices and the philosophy and objectives of our compensation program.

EXECUTIVE COMPENSATION
Summary Compensation Table

The table below summarises the total compensation earned by each of our NEOs for the fiscal years ended 31 December 2017, 2016 and 2015:
Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Share Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)(5)	All Other Compensation ($)(6)	Total ($)
Carl G. Trowell	2017	772,800	1,159,200	3,750,025	1,083,002	92,236	6,857,263
President and Chief Executive Officer	2016	816,000	—	4,775,008	897,600	163,513	6,652,121
	2015	893,820	—	5,000,012	1,350,330	189,230	7,433,392
Jonathan Baksht	2017	510,000	637,500	1,012,515	519,792	412,830	3,092,637
Senior Vice President and Chief Financial Officer	2016	455,000	—	1,146,024	364,066	419,056	2,384,146
	2015	317,000	—	942,118	188,224	60,286	1,507,628
P. Carey Lowe	2017	620,000	775,000	1,500,027	710,892	559,812	4,165,731
Executive Vice President and Chief Operating Officer	2016	620,000	—	2,530,062	558,000	625,118	4,333,180
	2015	575,000	—	1,700,040	631,764	1,372,517	4,279,321
Steven J. Brady	2017	490,000	490,000	1,012,515	499,408	313,767	2,805,690
Senior Vice President, Eastern Hemisphere	2016	490,000	—	1,289,265	392,000	436,045	2,607,310
	2015	490,000	—	1,350,047	538,373	372,183	2,750,603
Gilles Luca	2017	450,000	450,000	1,012,515	458,640	505,375	2,876,530
Senior Vice President, Western Hemisphere	2016	450,000	—	1,289,265	360,000	722,571	2,821,836
____________________

(1)
The amounts disclosed in this column include amounts voluntarily deferred under the Ensco Savings Plan and the 2005 Ensco Supplemental Executive Retirement Plan (referred to collectively along with the Ensco Supplemental Retirement Plan as the "SERP" in the Executive Compensation tables and related footnotes) as disclosed in the Non-qualified Deferred Compensation Table.

Mr. Trowell's base salary is denominated in GBP. However, for disclosure purposes, his annual base salary of £600,000 was converted to USD using the exchange rate of 1.288, 1.360 and 1.4897 for 2017, 2016 and 2015, respectively, which represents the average exchange rate over the period Mr. Trowell was employed with the Company during each of the respective years.

(2)
The amounts disclosed in this column consist of the retention awards that vested on 31 December 2017 and were paid in January 2018.  See "Components of 2017 Compensation - Retention Awards" in CD&A for further information.

(3)
The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share awards granted in 2015, 2016 and 2017, performance unit awards granted in 2015 and 2016 and Relative TSR performance unit awards granted in 2017 as follows:

	Year	Restricted Share Awards ($)	Performance Unit Awards ($)	Total ($)
Carl G. Trowell	2017	2,500,025	1,250,000	3,750,025
	2016	2,500,008	2,275,000	4,775,008
	2015	2,500,028	2,499,984	5,000,012
Jonathan Baksht	2017	675,015	337,500	1,012,515
	2016	600,024	546,000	1,146,024
	2015	942,118	—	942,118
P. Carey Lowe	2017	1,000,027	500,000	1,500,027
	2016	1,620,062	910,000	2,530,062
	2015	850,046	849,994	1,700,040
Steven J. Brady	2017	675,015	337,500	1,012,515
	2016	675,015	614,250	1,289,265
	2015	675,051	674,996	1,350,047
Gilles Luca	2017	675,015	337,500	1,012,515
	2016	675,015	614,250	1,289,265
Grant-date fair value for restricted share and performance unit awards accounted for as equity awards is measured using the market value of our shares on the date of grant and the estimated probable payout on the date of grant, respectively, as described in Note 7 to our 31 December 2017 audited consolidated financial statements included in our annual report on Form 10-K filed with the SEC on 28 February 2018. If the maximum level of payout is achieved under the 2017 Relative TSR performance unit award grants, the aggregate grant-date fair value of such awards would be as follows:

Maximum Payout
Carl G. Trowell	$2,500,000
Jonathan Baksht	$675,000
P. Carey Lowe	$1,000,000
Steven J. Brady	$675,000
Gilles Luca	$675,000
The Relative TSR performance unit awards granted in 2017 will be settled in cash. The performance unit awards granted in 2015 and 2016 may be settled in shares or cash at the sole discretion of the Compensation Committee. In February 2018, the Compensation Committee elected to settle the performance unit awards granted in 2015 in shares.
The performance measures and actual results for performance unit awards granted in 2015 for the performance period beginning 1 January 2015 and ending 31 December 2017 were as follows:

Performance Measure		Threshold	Target	Maximum	Actual Results	% of Target Payout Achieved	Weight	Weighted Average % of Target Payout Achieved
Relative TSR	Rank Award Multiplier	7 of 9 0.32	Between 4 and 5 of 9 1.0	1 of 9 2.00	8	—%	50%	—%
Relative ROCE	Rank Award Multiplier	7 of 9 0.32	Between 4 and 5 of 9 1.0	1 of 9 2.00	4	116%	50%	58%
TOTAL								58%

Performance unit awards granted in 2015 for the performance period beginning 1 January 2015 and ending 31 December 2017 were paid to our NEOs in shares in March 2018 as follows:

	Relative TSR	Relative ROCE	Total Shares Earned	Total Value of Shares Earned*
Carl G. Trowell	—	50,611	50,611	$299,111
Jonathan Baksht	—	—	—	$—
P. Carey Lowe	—	17,209	17,209	$101,705
Steven J. Brady	—	13,666	13,666	$80,766
Gilles Luca	—	12,147	12,147	$71,789
____________________
*    Based on 31 December 2017 closing stock price of $5.91.

(4)
The amounts disclosed in this column represent bonuses awarded for the 2017, 2016 and 2015 plan years pursuant to the ECIP. Under the ECIP, our executive officers and other employees may receive an annual cash bonus based upon achievement of pre-determined financial, safety performance, downtime and strategic team goals. The ECIP uses performance bands to determine annual payments: threshold; target; and maximum. If the threshold is not met, no bonus is paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component.

During 2017, the Compensation Committee approved financial, safety performance, downtime and strategic team goals for our executive officers for the 2017 plan year. The ECIP performance measures and actual results for the executive officers for the 2017 plan year were as follows:
2017 ECIP PERFORMANCE MEASURES

Performance Measure	Weighting	Threshold	Target	Maximum	Actual Results	% of Target Earned*
EBITDA(1)	30.0%	$375,000	$525,000	$625,000	$519,850	98.3%
Backlog Days(2)	10.0%	4,500	5,500	6,500	7,901	200.0%
DSO(2)	10.0%	76	66	56	69	85.0%
TRIR(2)	10.0%	0.40	0.30	0.20	0.14	200.0%
Downtime - Floaters(2)	10.0%	4.50%	3.50%	1.50%	1.93%	178.5%
Downtime - Jackups(2)	10.0%	1.70%	1.35%	1.00%	1.60%	64.3%
STGs	20.0%	1.00	2.00	4.00	2.51	125.5%
TOTAL AWARD	100%					127.4%
____________________

(1)
EBITDA excludes net losses of $86.7 million relating to the Atwood acquisition, inclusive of transaction costs, and the settlement of an outstanding customer dispute relating to performance of drilling services beginning in mid-2011 through May 2012.  As a result of the adjustments, the percent of target earned for EBITDA was increased from 69.4% to 98.3%.

(2)	Performance results in the above table exclude Atwood's operational, safety and financial post-close results.

Mr. Trowell's ECIP bonus award is denominated in GBP. However, for disclosure purposes, his ECIP bonus award was converted to USD, using the exchange rate of 1.288, which was the average rate during 2017.
The Compensation Committee administered the ECIP bonus awards for 2017 by reference to pre-established performance measures and goals. The threshold, target and maximum estimated possible payouts for our NEOs for the 2017 plan year are included in the "Grants of Plan-Based Awards Table."

(5)	Bonuses were awarded and paid during the following year based upon the achievement of pre-determined financial, safety performance, downtime and strategic team goals during the plan year.

(6)	See the "All Other Compensation Table."

All Other Compensation Table

The table below summarises overseas allowances, premiums paid for group term life insurance, contributions to various benefit plans we sponsor and certain other payments described below for the fiscal year ended 31 December 2017:
All Other Compensation Table
For the Year Ended 31 December 2017

Name	Overseas Allowances(1)	Group Term Life Insurance(2)	Defined Contribution Savings Plans(3)	SERP(4)	Dividends on Share Awards(5)	Payment in Lieu of Profit Share/Match(6)	Other(7)	Total
Carl G. Trowell	$—	$605	$—	$—	$52,991	$38,640	$—	$92,236
Jonathan Baksht	$372,028	$1,080	$13,500	$12,000	$5,879	$—	$8,343	$412,830
P. Carey Lowe	$502,634	$1,080	$13,500	$17,500	$20,675	$—	$4,423	$559,812
Steven J. Brady	$261,545	$1,059	$13,500	$11,000	$14,456	$—	$12,207	$313,767
Gilles Luca	$460,989	$972	$13,500	$9,000	$13,544	$—	$7,370	$505,375
 ____________________

(1)
Overseas allowances and reimbursements paid to our NEOs for the year ended 31 December 2017 included the following and are described in further detail under the heading "Overseas Allowances and Reimbursements" in CD&A:

	Cost of Living Allowance	Foreign Service Premium	Housing Allowance	Tax Equalisation	Dependent Tuition Allowance	Relocation/Moving	Other	Total
Carl G. Trowell	$—	$—	$—	$—	$—	$—	$—	$—
Jonathan Baksht	$26,400	$—	$134,942	$88,802	$110,104	$—	$11,780	$372,028
P. Carey Lowe	$24,000	$—	$139,484	$336,946	$—	$—	$2,204	$502,634
Steven J. Brady	$24,000	$—	$115,450	$107,095	$—	$15,000	$—	$261,545
Gilles Luca	$—	$67,500	$64,200	$313,766	$—	$—	$15,523	$460,989

The Other column consists of the cost to the Company of leasing a vehicle for Mr. Luca and the use of travel allowance for Messrs. Baksht, Lowe and Luca.
After an executive's expatriate assignment ends, overseas allowances and reimbursements end; however, tax equalisation payments continue, but only to the extent that the executive's U.K. tax liabilities continue during the three-year period following the end of assignment.

(2)	The amounts disclosed in this column represent the group term life insurance premiums paid for each NEO.

(3)	The amounts disclosed in this column represent the maximum allowable portion of our matching contributions paid into each NEO's savings plan account.

(4)	The amounts disclosed in this column represent matching contributions paid into each NEO's SERP account.

(5)
The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2017 on the NEO's restricted share awards and the dividends that are to be paid for the 2015-2017 performance unit awards.

(6)
Mr. Trowell is eligible to receive cash payments in lieu of participation in the Ensco Savings Plan and the SERP (the "U.S. Retirement Plans") equal to the amounts Ensco would have contributed to those plans (assuming, for purposes of calculating these amounts that Mr. Trowell deferred the maximum amount possible under the U.S. Retirement Plans and the Internal Revenue Code).

(7)
The amounts disclosed represent expenses paid by the Company during 2017 related to tax preparation fees. Additionally, the amount disclosed includes $7,544 in expenses incurred by the Company for the spouse of a NEO that accompanied the NEO on one business trip in 2017. The amount disclosed includes a total of two Company purchased sporting event tickets for personal use for one NEO. The personal use of these tickets resulted in no incremental cost to the Company since the Company holds a season ticket package. Furthermore, the amount disclosed includes a $3,000 travel voucher utilised by one NEO.

Grants of Plan-Based Awards Table

The table below contains information regarding performance unit award grants, bonuses pursuant to the ECIP and restricted share awards for the fiscal year ended 31 December 2017:
Grants of Plan-Based Awards Table
For the Year Ended 31 December 2017

Name	Grant Date	Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)(3)(4)			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)(3)(4)			All Other Restricted Share Awards (#)(5)	Grant-Date Fair Value of Restricted Share & Performance Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Carl G.	3/6/2017	3/6/2017							259,608	2,500,025
Trowell	3/6/2017	3/6/2017	712,500	1,250,000	2,500,000					1,250,000
	2/21/2017	2/21/2017				425,040	850,080	1,700,160		N/A
	3/6/2017	3/6/2017				712,500	1,250,000	2,500,000		N/A
Jonathan	3/6/2017	3/6/2017							70,095	675,015
Baksht	3/6/2017	3/6/2017	192,375	337,500	675,000					337,500
	2/21/2017	2/21/2017				204,000	408,000	816,000		N/A
	3/6/2017	3/6/2017				192,375	337,500	675,000		N/A
P. Carey	3/6/2017	3/6/2017							103,845	1,000,027
Lowe	3/6/2017	3/6/2017	285,000	500,000	1,000,000					500,000
	2/21/2017	2/21/2017				279,000	558,000	1,116,000		N/A
	3/6/2017	3/6/2017				285,000	500,000	1,000,000		N/A
Steven J.	3/6/2017	3/6/2017							70,095	675,015
Brady	3/6/2017	3/6/2017	192,375	337,500	675,000					337,500
	2/21/2017	2/21/2017				196,000	392,000	784,000		N/A
	3/6/2017	3/6/2017				192,375	337,500	675,000		N/A
Gilles	3/6/2017	3/6/2017							70,095	675,015
Luca	3/6/2017	3/6/2017	192,375	337,500	675,000					337,500
	2/21/2017	2/21/2017				180,000	360,000	720,000		N/A
	3/6/2017	3/6/2017				192,375	337,500	675,000		N/A
____________________

(1)
The amounts disclosed in this column represent the threshold, target and maximum payouts for Relative TSR performance unit awards granted pursuant to the LTIP during 2017. The Relative TSR performance unit awards will be settled in cash based upon relative TSR over a three-year performance period. If the threshold for TSR is not met, no amount will be paid for the TSR performance unit awards. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum. The related performance measure and possible payouts are disclosed in Note (4) below. The Relative TSR performance awards are reflected at target value within the "Summary Compensation Table."

(2)
The amounts disclosed in this column represent the threshold, target and maximum possible payouts based upon the achievement of performance goals under the 2017 ECIP and Relative ROCE performance unit awards granted pursuant to the LTIP during 2017. The amounts earned by our NEOs under the 2017 ECIP are reflected in the "Summary Compensation Table."

Mr. Trowell's threshold, target and maximum estimated payouts under the 2017 ECIP bonus award are denominated in GBP. However, for disclosure purposes, these values were converted to USD, using the exchange rate of 1.288, which was the average rate during 2017.
The Relative ROCE performance unit awards are settled in cash based upon attainment of specified performance goals based on relative ROCE (as defined in Note (3) below) over a three-year performance period. If the threshold for ROCE is not met, no amount will be paid for the ROCE performance unit awards. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum. The related performance measure and possible payouts are disclosed in Note (4) below.

(3)
In respect of the Relative TSR performance unit awards, TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the performance period and the final quarter of the performance period, respectively. In respect of the Relative ROCE performance unit awards, ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

(4)
For 2017 performance unit awards, the Company's relative performance is evaluated against a group of eight companies comprising its performance peer group. See "Compensation Discuss and Analysis." If the performance peer group decreases in size during the performance period as a result of mergers, acquisitions or economic conditions, the applicable multipliers will be adjusted to pre-determined amounts based on the remaining number of performance peer group companies for the relative performance measures. The performance peer group is reviewed annually by the Compensation Committee.

The threshold, target and maximum payout levels for 2017 Relative TSR and Relative ROCE performance unit awards were as follows:

Performance Measure		Threshold	Target	Maximum
Relative TSR	Rank Award Multiplier	6 of 8 0.57	Between 4 & 5 of 8 1.00	1 of 8 2.00
Relative ROCE	Rank Award Multiplier	6 of 8 0.57	Between 4 & 5 of 8 1.00	1 of 8 2.00

(5)	The amounts disclosed in this column reflect the number of restricted shares granted to each NEO pursuant to the LTIP.
Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the number of unexercised stock options and the number and amount of restricted shares and performance unit awards that had not vested as of 31 December 2017. All option awards outstanding as of 31 December 2017 are exercisable:
Outstanding Equity Awards at Fiscal Year-End Table
For the Year Ended 31 December 2017

	Option Awards			Share Awards				Equity Incentive Plan Awards
Name	Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Shares That Have Not Vested (#)		Share Price at 12/31	Market Value of Shares That Have Not Vested ($)	Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Carl G. Trowell	—	—	N/A	441,181	(3)	5.91	2,607,380	240,457	2,133,600
Jonathan Baksht	—	—	N/A	136,752	(4)	5.91	808,204	45,564	461,565
P. Carey Lowe	10,530	55.34	3/1/2018	210,121	(5)	5.91	1,241,815	93,147	835,499
Steven J. Brady	—	—	N/A	119,121	(6)	5.91	704,005	64,924	576,077
Gilles Luca	—	—	N/A	124,236	(7)	5.91	734,235	63,405	567,099

 ____________________

(1)
Performance unit awards granted in 2015 were settled in shares in March 2018, and performance unit awards granted in 2016 will be settled in shares or cash at the sole discretion of the Compensation Committee in early 2019. With respect to the 2015 and 2016 performance unit awards, the number of unearned shares disclosed in this column was based on achievement of performance metrics as of 31 December 2017. With respect to the 2017 Relative TSR performance unit awards, no unearned shares are included in this column as the awards are denominated and paid solely in cash.

(2)
The market value of unearned performance awards granted during 2016 and 2015 was determined based on the closing stock price of the Company's shares of $5.91 on 31 December 2017. The Relative TSR performance unit awards granted in 2017 are disclosed within this column. The market value of such awards was determined based on achievement of performance metrics as of 31 December 2017.

(3)
29,087 shares vest on 1 March 2018; 76,243 shares vest annually until 3 March 2019; and 86,536 shares vest annually until 6 March 2020, in each case except as may be deferred during certain specified regular or special blackout periods.

(4)
3,108 shares vest on 3 September 2018; 8,451 shares vest on 16 November 2018;1,874 shares vest annually until 2 June 2019; 1,067 shares vest annually until 10 December 2019; 18,299 shares vest annually until 3 March 2019; 23,365 shares vest annually until 6 March 2020; and 4,206 shares vest annually until 1 June 2020; in each case except as may be deferred during certain specified regular or special blackout periods.

(5)
9,890 shares vest on 1 March 2018; 30,498 shares vest annually until 3 March 2019; 17,695 shares vest annually until 2 May 2019; and 34,615 shares vest annually until 6 March 2020, in each case except as may be deferred during certain specified regular or special blackout periods.

(6)
7,854 shares vest on 1 March 2018; 20,586 shares vest annually until 3 March 2019; and 23,365 shares vest annually until 6 March 2020, in each case except as may be deferred during certain specified regular or special blackout periods.

(7)
6,981 shares vest on 1 March 2018; 1,812 shares vest on 3 June 2018; 2,088 shares vest annually until 2 June 2019; 20,586 shares vest annually until 3 March 2019; and 23,365 shares vest annually until 6 March 2020, in each case except as may be deferred during certain specified regular or special blackout periods.

Option Exercises and Shares Vested Table

The following table sets forth information regarding aggregate stock option exercises during the year ended 31 December 2017 and aggregate restricted share vestings during the year ended 31 December 2017:
Option Exercises and Shares Vested Table
For the Year Ended 31 December 2017

	Option Awards		Share Awards
Name	Shares Acquired on Exercise (#)	Value Realised on Exercise ($)	Shares Acquired on Vesting (#)	Value Realised on Vesting ($)
Carl G. Trowell	—	—	197,376	1,603,747
Jonathan Baksht	—	—	37,005	285,058
P. Carey Lowe	—	—	65,254	586,283
Steven J. Brady	—	—	37,524	349,956
Gilles Luca	—	—	35,435	320,213

Nonqualified Deferred Compensation Table

The SERP provides a tax-deferred savings plan for certain highly-compensated employees, including the NEOs, whose participation in the profit sharing and 401(k) savings plan features of the Ensco Savings Plan is restricted due to funding and contribution limitations of the Internal Revenue Code. The SERP is a nonqualified plan where eligible employees may voluntarily defer a portion of their compensation for use after separation of employment. The basis upon which the deferred funds are paid following separation of employment is determined by each NEO upon establishment of an election to defer compensation in accordance with, and within the parameters of, the applicable Internal Revenue Code provisions and generally may not be modified thereafter. Payment elections include lump sum payment and substantially equal monthly payments with the option to delay the lump sum payment or the initial monthly payment up to 60 months from separation of employment.
Executive officers who participate in the SERP may elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Compensation Committee and ratified by our Board. For 2017, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of the annual ECIP bonus payments, consistent with prior years.
Executive officers who elect to defer compensation in the SERP must do so annually prior to the beginning of each calendar year and may direct the investment of the amount deferred and retained by us. The SERP is administered by a third party, and deferred compensation may be invested in authorised funds that are similar to the investment options available under the Ensco Savings Plan, except with respect to the option to self-direct investments in a brokerage account. The following table sets forth information regarding the activity in each NEO's SERP account for the year ended 31 December 2017:
Nonqualified Deferred Compensation Table
For the Year Ended 31 December 2017

Name	Executive Contributions ($)(1)	Registrant Contributions ($)(2)	Aggregate Earnings ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($)
Jonathan Baksht	12,000	12,000	6,083	—	50,717
P. Carey Lowe	17,500	17,500	342,017		2,303,301
Steven J. Brady	55,100	11,000	154,925	—	1,121,761
Gilles Luca	29,625	9,000	51,896	—	269,792
 ____________________

(1)	The amounts disclosed in this column also are disclosed in the "Salary" or "Non-Equity Incentive Plan Compensation" column for each NEO in the Summary Compensation Table.

(2)	The amounts disclosed in this column also are disclosed in the "All Other Compensation" column of the Summary Compensation Table and are further described in the All Other Compensation Table.

(3)	The amounts disclosed in this column represent earnings on invested funds in each NEO's individual SERP account.
Potential Payments Upon Termination or Change in Control

The following tables and narratives disclose certain information with respect to compensation that would be payable to our NEOs upon a variety of termination or change in control scenarios as of 31 December 2017.
Potential Payments to CEO
Carl G. Trowell
Mr. Trowell's employment agreement is dated 3 May 2014 (the "Agreement"). The Agreement provides for certain benefits upon termination but does not provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits. If the Agreement is terminated by Ensco without cause, or if Mr. Trowell resigns for good reason, he is entitled to receive two years' base salary. If such a termination or resignation occurs within two years following a change in control, Mr. Trowell will receive two years' base salary plus two times the average of Mr. Trowell's actual bonus paid under the ECIP for the three year period preceding the termination date.

The restricted share units and the restricted shares awarded to Mr. Trowell are subject to vesting over three years in three equal tranches, with accelerated vesting of 20% of the award upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason. If such termination or resignation occurs within two years following a change in control, or upon retirement after normal retirement age, death or permanent and total disability, then 100% of the award will fully vest upon termination.
The performance units awarded to Mr. Trowell are subject to pro rata vesting upon retirement after normal retirement age in a performance period. Upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason, the performance unit awards are subject to accelerated vesting of 20% based on the actual level of performance. If such termination or resignation occurs within two years following a change in control, or upon death or permanent and total disability, then 100% of the performance units will fully vest at target upon termination.
For purposes of Mr. Trowell's equity based awards, the terms "change in control," "good reason" and "cause" are as defined in the Agreement.
The table below summarises Mr. Trowell's estimated severance entitlement (assuming that a triggering event took place on 31 December 2017, and our share price was the closing market price of $5.91 on that date):
Carl G. Trowell
Estimated Severance for Good Reason
or Without Cause Termination

Base Salary as of 31 December 2017(1)	Outstanding as of 31 December 2017
	Restricted Shares/Units	2015 and 2016 Performance Unit Awards(2)	2017 Performance Unit Awards(2)	Total
	441,181 shares	240,457 shares	$2,200,000
$772,800	x 20% = 88,236	x 20% = 48,091	x 20%
x 2	x $5.91	x $5.91
$1,545,600	$521,476	$284,220	$440,000	$2,791,296
Estimated Severance for Good Reason
or Without Cause Termination
Following a Change in Control

Base Salary as of 31 December 2017(1)	ECIP(3)	Outstanding as of 31 December 2017
		Restricted Shares/Units	2015 and 2016 Performance Unit Awards(4)	2017 Performance Unit Awards(4)	Total
		441,181 shares	315,990 shares	$2,500,000
772,800	1,110,311	x 100% = 441,181	x 100% = 315,990	x 100%
x 2	x 2	x $5.91	x $5.91
$1,545,600	$2,220,622	$2,607,380	$1,867,501	$2,500,000	$10,741,103

Estimated Severance For Cause
with Garden Leave

Assuming that a triggering event took place on 31 December 2017, Mr. Trowell would be placed on garden leave and be eligible to receive a maximum of six months of base salary, bonus and benefits as follows:

Base Salary as of 31 December 2017(1)	2017 ECIP Target	Dividends on Non- Vested Restricted Share Awards	Other Benefits	Total
772,800	$850,080	441,181 shares
÷ 2	÷ 2	x 0.02 dividend
$386,400	$425,040	$8,824	$19,623	$839,887
____________________

(1)	The amount disclosed in this column represents Mr. Trowell's base salary as of 31 December 2017 converted to USD using the USD/GBP exchange rate of 1.288, which is the average rate during 2017.

(2)
The amount disclosed represents the value of unearned performance unit awards measured based on achievement of performance metrics as of 31 December 2017. Performance unit awards granted to Mr. Trowell will be paid out subject to achievement of performance metrics on the respective future payout date originally established at the grant-date, as if he remained employed by the Company. Performance unit awards granted in 2017 are denominated and settled in cash. Performance unit awards granted in 2016 and 2015 are denominated in shares and are settled in shares or cash at the sole discretion of the Compensation Committee. The value of the performance unit awards denominated in shares was determined based on the closing market price of the Company's shares of $5.91 on 31 December 2017.

(3)	The amount disclosed represents Mr. Trowell's average ECIP bonus for the three grant years ended 31 December 2017, 2016 and 2015.

(4)	The amount disclosed represents the target level of performance for Mr. Trowell's unearned performance unit awards as of 31 December 2017.
Mr. Trowell is not eligible to participate in the U.S. Retirement Plans. During Mr. Trowell's appointment, he is eligible to receive cash payments in lieu of participation in the U.S. Retirement Plans equal to the amounts Ensco would have contributed to those plans (assuming, for purposes of calculating these amounts, that Mr. Trowell deferred the maximum amount possible under the U.S. Retirement Plans and the Internal Revenue Code). Mr. Trowell is eligible to participate in the same benefit plans and programs in which other executive non-expatriate Company employees who are based in the U.K. are eligible to participate.
Mr. Trowell is subject to covenants of non-competition and non-solicitation for a one year period following his termination. Mr. Trowell is also subject to non-disparagement and confidentiality covenants following his termination.
Potential Payments to Named Executive Officers Under the LTIP

The LTIP provides certain benefits in the event of a dissolution, liquidation, reorganisation or change in control of the Company. If the Company is dissolved or liquidated, then all outstanding equity awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation.

Upon the occurrence of a reorganisation, the Company will negotiate for the surviving entity or other purchaser involved to assume all obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse at least 30 days in advance of the effective date of the reorganisation. Any options that are not exercised will terminate on the effective date of the reorganisation.

A reorganisation is deemed to occur if there is:

•	a scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganisation.

If the employment of an LTIP participant is terminated without cause or if a participant resigns from his or her employment for "good reason" (as defined in the LTIP) within the two-year period following a change in control of the Company, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. A "change in control" will be deemed to have occurred under the LTIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
Upon retirement after normal retirement age, death or permanent and total disability of a participant, 100% of the restricted share and restricted share unit awards will fully vest upon the triggering event. The performance unit awards are subject to pro rata vesting upon retirement after normal retirement age in a performance period based on the actual level of performance upon termination of employment by the Company. Upon death or permanent and total disability, 100% of the performance units will fully vest at target upon termination.
Estimated severance entitlements under the LTIP following a (i) dissolution or liquidation or (ii) death or permanent and total disability for Mr. Trowell are as follows (assuming that a triggering event took place on 31 December 2017 and based on the closing market price of the Company's shares of $5.91 on 31 December 2017):

	Restricted Shares	Performance Unit Awards(1)	Total
Carl G. Trowell	$2,607,380	$4,367,501	$6,974,881
____________________

(1)
The amount disclosed in this column assumes that each unearned performance unit award grant is paid out at the target level of performance on 31 December 2017 consistent with the terms of the LTIP. Performance unit awards granted in 2016 and 2015 are denominated in shares and are settled in shares or cash at the sole discretion of the Compensation Committee. Performance unit awards granted in 2017 are denominated and settled in cash. The target value of performance unit awards denominated in shares was determined based on the closing market price of the Company's shares of $5.91 on 31 December 2017.

Estimated severance entitlements under the LTIP following (i) a dissolution or liquidation, (ii) an actual or constructive termination upon a change in control or (iii) death or permanent and total disability for Messrs. Baksht, Lowe, Brady and Luca are as follows (assuming that a triggering event took place on 31 December 2017 and based on the closing market price of the Company's shares of $5.91 on 31 December 2017):

	Restricted Shares	Performance Unit Awards(1)	Total
Jonathan Baksht	$808,204	$999,435	$1,807,639
P. Carey Lowe(2)	$1,241,815	$1,716,079	$2,957,894
Steven J. Brady	$704,005	$1,179,241	$1,883,246
Gilles Luca(3)	$734,235	$1,163,763	$1,897,998

____________________

(1)
The amount disclosed in this column assumes that each unearned performance unit award grant is paid out at the target level of performance on 31 December 2017 consistent with the terms of the LTIP. Performance unit awards granted in 2016 and 2015 are denominated in shares and are settled in shares or cash at the sole discretion of the Compensation Committee. Performance unit awards granted in 2017 are denominated and settled in cash. The target value of performance unit awards denominated in shares was determined based on the closing market price of the Company's shares of $5.91 on 31 December 2017.

(2)
Prior to May 2016, Mr. Lowe was eligible for tax equalisation benefits under the London executive expatriate policy. As a result, income associated with equity awards granted to Mr. Lowe prior to May 2016 is tax equalised. Assuming the triggering event took place on 31 December 2017, the estimated tax equalisation benefit associated with Mr. Lowe's LTIP severance entitlements amounts to $170,000.

(3)
In connection with Mr. Luca's non-U.S. expatriate package, his severance entitlements under the LTIP would be subject to tax equalisation at a 22% hypothetical tax withholding rate. Assuming the triggering event took place on 31 December 2017, the estimated tax equalisation benefit associated with Mr. Luca's LTIP severance entitlements amounts to $570,000. Historical data, such as travel patterns and effective tax rate, were utilised in determining the tax equalisation benefit.

All outstanding options for the named executive officers were fully vested as of 31 December 2017.
Potential Payments to Named Executive Officers Under the ECIP

Annual cash bonus opportunities for our named executive officers are provided through the ECIP. The ECIP provides that in the event of death, permanent and total disability or retirement on or after normal retirement age, the participant is entitled to the ECIP award for the year based on actual achievement of performance metrics. The ECIP award is made on a pro rata basis based upon the number of days in the year that elapsed as of the date of the triggering event. Assuming that any such triggering event had taken place on 31 December 2017, each of our NEOs would have been entitled to a 2017 ECIP payment for the year based on achievement of performance metrics. These amounts are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.
The ECIP also provides that in the event of a change in control the participant is entitled to have the target amount of the ECIP award paid to the participant within 60 days of the triggering event. The target ECIP payment is made on a pro rata basis based upon the number of days in the year that elapsed as of the date of the triggering event. A "change in control" will be deemed to have occurred under the ECIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. Assuming that a change in control had taken place on 31 December 2017, each of our NEOs would have been entitled to a payment equal to his 2017 ECIP target payout. These target amounts are reported in the "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" column of the Grants of Plan-Based Awards Table for the Year Ended 31 December 2017.
Potential Payments Under Change in Control Severance Agreements
Each of our NEOs are party to a change in control severance agreement with the Company, except for Mr. Trowell whose employment agreement includes change in control provisions. Under the terms of these agreements, if a change in control occurs and the Company terminates the applicable executive's employment, other than for cause, or the executive terminates employment for good reason, in either case during the three months preceding or twelve months following the date of the change in control, the executive will be entitled to a lump sum payment equal to the sum of: (a) an amount equal to two times (in the case of Mr. Lowe) or one times (in the case of Messrs. Baksht, Luca and Brady) the executive's highest annual base salary in effect at any time within 12 months preceding the change in control and (b) an amount equal to two times (in the case of Mr. Lowe) or one times (in the case of Messrs. Baksht, Luca and Brady) the executive's target bonus under the Company's cash incentive plan for the year in which the change in control occurs. The executive will also be entitled to continued group health plan coverage at the same rate that is then being charged to similarly-situated active employees for a period of up to two years (in the case of Mr. Lowe) or one year (in the case of Messrs. Baksht, Luca and Brady) following the termination of employment.

Assuming a triggering event took place on 31 December 2017, Messrs. Baksht, Lowe, Brady and Luca would be entitled to the following lump sum payments and benefits:

	Lump Sum Payment
Name	Base Salary	ECIP	Health Benefits	Total
Jonathan Baksht	$510,000	$408,000	$27,332	$945,332
P. Carey Lowe	$1,240,000	$1,116,000	$54,665	$2,410,665
Steven J. Brady	$490,000	$392,000	$27,334	$909,334
Gilles Luca(1)	$450,000	$360,000	$15,430	$825,430
____________________

(1)
In connection with Mr. Luca's non-U.S. expatriate package, his change in control severance entitlements would be subject to tax equalisation at a 22% hypothetical tax withholding rate. Assuming the triggering event took place on 31 December 2017, the estimated tax equalisation benefit associated with Mr. Luca's change in control severance entitlements amounts to $52,000. Historical data, such as travel patterns and effective tax rate, were utilised in determining the tax equalisation benefit.

Prior to the receipt of benefits under the change in control agreement, an executive must execute a release of claims against the Company. The agreement also includes customary confidentiality and non-disparagement covenants. The change in control agreements do not provide for any excise tax gross-ups.

Potential Payments Under Retention Award Agreements

Each of our NEOs is a party to a retention award agreement with the Company. The retention award agreements provide for accelerated vesting, in whole or in part, upon death, permanent and total disability, termination without cause, and termination without cause or resignation for good reason within two years following a change in control.
If any of our executive officers voluntarily resigns or is terminated for cause, any then unearned portion of such executive's retention award is forfeited. Our retention award agreements provide that in the event of termination of a NEO after 31 December 2017 and prior to 31 December 2018, the Company shall pay the NEO the full second year payment. The first half of the retention awards vested on 31 December 2017 and was paid in January 2018. Each NEO will earn the second half of the retention award if such executive remains employed through 31 December 2018.

The table below reflects the payments that our NEOs would have received under the retention award agreements upon the occurrence of any of the following: death or permanent and total disability, termination without cause, or termination without cause or resignation for good reason within two years following a change in control, in each case, had such event occurred on 31 December 2017:

Executive	Total
Carl G. Trowell	£900,000
Jonathan Baksht	$637,500
P. Carey Lowe	$775,000
Steven J. Brady	$490,000
Gilles Luca(1)	$450,000

____________________

(1)
As a non-U.S. expatriate, Mr. Luca is tax equalised at a 22% hypothetical tax rate. Assuming the triggering event took place on 31 December 2017, the estimated tax equalisation benefit associated with Mr. Luca's retention award amounts to $135,000. Historical data, such as travel patterns and effective tax rate, were utilised in determining the tax equalisation benefit

Pay Ratio Disclosure
We determined that, for the year ended 31 December 2017, (i) the annual total compensation of our "median employee" was $124,008; (ii) the annual total compensation of our CEO was $6,857,263; and (iii) the ratio of these amounts was 1-to-55.
With respect to the annual total compensation of our CEO, we used the amount reported for 2017 in the "Total" column of the Summary Compensation Table included in this proxy statement. The annual total compensation of the median employee was calculated on substantially the same basis. To identify the median employee, we used annual base salary for all employees as of 20 December 2017, including employees who joined the Company as a result of our acquisition of Atwood in October 2017, using the approach described below:

•
We determined that, as of 20 December 2017, our employee population consisted of approximately 4,600 individuals working at Ensco plc and its consolidated subsidiaries. We selected 20 December 2017, which is within the last three months of 2017, as the date upon which we would identify the median employee to allow sufficient time to identify the median employee given the global scope of our operations.

•
Our median employee was based on our worldwide employee population, without regard to their location, compensation arrangements, or whether such employees are full-time, part-time, seasonal or temporary workers.

•
Annual base salary is defined as the fixed portion of each employee's compensation arrangements that is paid without regard to our financial or operational performance in a given year. We gathered the requisite information applying this compensation measure with respect to our employees using the 12-month period ending 31 December 2017.

•
We annualised the compensation of all permanent employees who were hired in 2017 but did not work for us or our consolidated subsidiaries for the entire fiscal year, but did not annualise the compensation of any part-time or seasonal employee.

•	We did not make any cost-of-living adjustments in identifying the median employee.

•	Using this methodology, we determined the median employee annual base salary for the 12-month period ending 31 December 2017 was $85,537.
Given the global distribution of our employee population, we use a variety of pay elements to structure the compensation arrangements of our employees. We believe that annual base salary is an appropriate, consistently applied compensation measure that provides a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilise different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Director Compensation

Compensation of Non-Executive Directors
The Compensation Committee uses a combination of retainer fees and equity compensation to attract and retain qualified candidates to serve on the Board. Our Compensation Committee periodically reviews non-executive director compensation, which includes review of data received from Pearl Meyer and, from time to time, recommends changes to the Board. Following the review of this information in 2017, our Board did not make any changes to non-executive director compensation. Total non-executive director compensation generally is intended to approximate the median of our compensation peer group companies.
Annual Retainer Fees
Compensation of our non-executive directors currently is composed of an annual retainer of $100,000. Additional annual retainers are paid as follows: Chairman of the Board $100,000; Audit Committee Chair $20,000; Compensation Committee Chair $15,000; and Nominating and Governance Committee Chair $10,000 (reduced in 2016 from $15,000). All retainer fees are paid quarterly in advance and are prorated for a partial quarter of service as a director, Chairman of the Board or Committee Chair.
Equity Compensation
Additionally, our LTIP provides that non-executive directors receive an automatic annual grant of equity compensation following each annual general meeting of shareholders. In accordance with the compensation policy, restricted share units equivalent to an aggregate value of $200,000 (reduced in 2016 from $250,000) were granted to our non-executive directors, except our independent Chairman of the Board, effective 1 June 2017. Our independent Chairman of the Board received a restricted share unit award of $275,000 (reduced in 2016 from $325,000), effective 1 June 2017. Restricted share units vest at a rate of 33.3% each year over a three-year period or, if earlier, upon retirement from the Board.
Equity accumulation by our non-executive directors is encouraged, and we have share ownership guidelines, which are included in the Corporate Governance Policy. The guidelines require that each non-executive director, within five years of appointment to the Board, hold a number of vested and unvested shares of the Company having a value of at least five times the annual retainer. Each director was in compliance with these guidelines at the end of 2017.
Non-executive directors also are eligible to participate in our U.S. and U.K. group health and welfare insurance plans on the same basis and cost as our full-time employees. A non-executive director's contribution to group health and welfare insurance premium costs is paid in cash or withheld from the quarterly instalments of the director's annual retainer.
Mr. Trowell, our sole executive director, does not receive any additional compensation for his services as a director.

The compensation paid to our non-executive directors is reported in the Director Compensation Table as follows:
Director Compensation Table
For the Year Ended 31 December 2017

Name	Fees Earned or Paid in Cash ($)	Dividends on Share Awards ($)(1)	Share Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
J. Roderick Clark	115,000	1,765	200,009	—	9,501	326,275
Roxanne J. Decyk	100,000	1,765	200,009	—	9,501	311,275
Mary E. Francis CBE	100,000	1,765	200,009	—	930	302,704
C. Christopher Gaut	100,000	1,765	200,009	—	—	301,774
Jack E. Golden(4)	48,641	238	130,419	—	—	179,298
Gerald W. Haddock	100,000	1,765	200,009	—	9,501	311,275
Francis S. Kalman	100,000	1,765	200,009	—	9,501	311,275
Keith O. Rattie	120,000	1,765	200,009	—	9,501	331,275
Paul E. Rowsey, III	210,000	2,408	275,015	—	—	487,423
Phil D. Wedemeyer(4)	48,641	238	130,419	—	—	179,298
____________________

(1)	The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2017 on the director's unvested restricted shares and share units.

(2)
The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share units awarded to current directors during 2017. Grant-date fair value for restricted share awards is measured using the market value of our shares on the date of grant as described in Note 7 to our 31 December 2017 audited consolidated financial statements included in our annual report on Form 10-K filed with the SEC on 28 February 2018.

As of 31 December 2017, the total number of share and unit awards held by each current non-executive director was as follows:

J. Roderick Clark	49,027
Roxanne J. Decyk	49,027
Mary E. Francis CBE	49,027
C. Christopher Gaut	49,027
Jack E. Golden	35,799
Gerald W. Haddock	49,027
Francis S. Kalman	49,027
Keith O. Rattie	49,027
Paul E. Rowsey, III	67,145
Phil D. Wedemeyer	23,799

(3)	The amounts disclosed primarily represent payments made by the Company on behalf of the directors during 2017 for contributions to group health and welfare insurance.

(4)	Director compensation for Messrs. Golden and Wedemeyer was paid on a pro-rata basis to reflect appointment to Ensco's Board on 6 October 2017.
No stock options were granted to our directors during 2017, and there were no stock options held by any of our non-executive directors as of 31 December 2017.

RESOLUTION 5

5.	AN ORDINARY RESOLUTION TO APPROVE THE ENSCO PLC 2018 LONG-TERM INCENTIVE PLAN.

The Compensation Committee and the Board approved and adopted the Ensco plc 2018 Long-Term Incentive Plan (the "2018 LTIP"), to be effective on 21 May 2018 (the "Effective Date"), subject to shareholder approval at the Meeting. The 2018 LTIP is similar to and will replace the Company's previously adopted 2012 Long-Term Incentive Plan (the "2012 LTIP"). If the 2018 LTIP is approved by shareholders, there will be no further awards or grants under the 2012 LTIP. The 2012 Long-Term Incentive Plan is referred to in this Resolution 5 as the "2012 LTIP" and is referred to as the "LTIP" in other sections of this proxy statement.
Key Shareholder Considerations
Equity incentive compensation is a key component of our compensation program, helping to attract, retain and motivate the talent we need to execute our strategic plan. Equity compensation is a critical means of aligning the interest of our employees with those of our shareholders and provides a strong pay-for-performance link between the compensation provided to our executives and the Company's performance.
While target grant date fair value of equity awards for employees has remained relatively the same in recent years, the number of shares subject to equity awards at the time of grant has increased due to our stock price.  As a result of the industry downturn, stock price performance has declined resulting in an increased number of shares issued in connection with employee equity awards. For further details about the offshore drilling industry downturn, see "Compensation Discussion and Analysis - Executive Summary - 2017 Business Overview."
Following approval of the 2018 LTIP, we expect to have between approximately two and three years of grants available at current stock prices, depending upon the mix of cash-settled and share-settled awards in our program.
If the shareholders do not approve the 2018 LTIP, we expect that we may have an insufficient number of shares available to make equity-based compensation a meaningful part of our employees' and executives' overall compensation. Further, we believe our ability to retain and attract talented personnel could be adversely affected due to the ability of our competitors to offer long-term equity compensation to those individuals and our inability to do so. Without sufficient share capacity in our compensation program, we could lose employees or be forced to pay more compensation in cash to maintain competitive levels of compensation, which would not be the best use of our liquidity during the unprecedented downturn in the offshore drilling industry.
Details about outstanding grants under the 2012 LTIP, including shares remaining available for grant thereunder as of 15 March 2018, are provided in the table below:

Remaining shares available for grant under 2012 LTIP as of 15 March 2018	15,680,212
Additional shares being requested in connection with the proposed 2018 LTIP	27,000,000
Total shares available for grant under the proposed 2018 LTIP	42,680,212
Fungible Ratio	2.00
Maximum shares issuable under the proposed 2018 LTIP assuming current practice of granting awards of restricted shares rather than options	21,340,106

As of 15 March 2018, Ensco had total outstanding awards under all of its equity compensation plans of 821,327 stock options with a weighted average exercise price of $23.43 and a weighted average life of 2.51 years, and 4,203,426 full value awards.
In connection with our acquisition of Atwood, we assumed Atwood's Amended and Restated 2007 Long-Term Incentive Plan (the "Atwood LTIP") and the stock options outstanding thereunder. As of 15 March 2018, approximately 1.6 million shares remained available for future issuance as awards under the Atwood LTIP, which may be granted to employees and other service providers who were not employed or engaged with Ensco prior to the acquisition. Upon approval of the 2018 LTIP, shares may be issued as awards under the 2018 LTIP and Atwood LTIP. There will be no further awards or grants under the 2012 LTIP or any previous plan.

Key Features of the 2018 LTIP

•	Repricing of stock options is prohibited.

•	Stock options must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.

•	Every stock option award from the 2018 LTIP counts as one share against the reserve.

•
Shares that are subject to awards other than stock options granted under the 2018 LTIP will be counted as two shares for every one share granted in order to reflect the greater impact of full value share awards on dilution of shareholder value.

•	Liberal share counting or recycling is prohibited, meaning that the following types of share awards may not be added back to the pool of shares available for future grant:

◦	Shares tendered or withheld in payment of an exercise price,

◦	Shares tendered or withheld to satisfy tax withholding obligations, and

◦	Shares that are not issued due to a net settlement of an award.

•	No single-trigger vesting of equity awards upon a change in control is allowed.
There is no "evergreen" provision pursuant to which shares authorised for issuance may be automatically replenished.

•	Awards require a one-year vesting period, with limited exceptions.
The following is a summary of the principal provisions of the 2018 LTIP, but is not intended to be a complete description of all its terms and provisions. This description is qualified in its entirety by reference to the 2018 LTIP attached as Annex 2 to this proxy statement and is incorporated herein by reference.
General
The 2018 LTIP is designed to promote the interests of the Company and its shareholders by establishing a relationship between the awards under the 2018 LTIP and the long-term accomplishments of the participants, including utilising competitive targets based on competitive industry data. The 2018 LTIP provides for awards of stock options, stock appreciation rights, restricted shares, restricted share units, performance awards, and other cash or equity based awards to incentivise participants and to help retain them through potential appreciation in the value of their shares and equity accumulation.
The primary purposes of the 2018 LTIP are to:

•
offer directors, officers, key employees and consultants an equity ownership interest and opportunity to participate in the Company's growth and financial success and to accumulate capital for retirement on a competitive basis;

•	provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility;

•
create long-term value and encourage equity participation in the Company by participants by making available to them the benefits of a larger equity ownership through stock options, stock appreciation rights, restricted share awards, restricted share unit awards, performance awards, and other cash or equity based awards;

•	provide to participants market-driven and performance-related incentives to achieve long-term performance goals and measures; and

•	promote the growth and success of the Company's business by aligning the financial interests of the participants with those of the shareholders or other holders of equity in the Company.
The 2018 LTIP will be administered by the Board with respect to awards to non-employee directors, and will be otherwise administered by the Compensation Committee to the extent permitted by applicable law. Non-employee participants, such as non-employee directors and consultants, are only entitled to participate in the 2018 LTIP through awards granted under Annex 1 to the 2018 LTIP. The Compensation Committee will at all times consist solely of directors who are independent within the meaning of applicable rules of the SEC and the NYSE. The Compensation Committee currently consists of Chairman Clark, Ms. Decyk and Mr. Kalman, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee. References in this Summary to the Compensation Committee refer to the Board with respect to awards for non-employee directors and the Compensation Committee for all other participants. To the extent permitted by applicable law, the Compensation Committee may delegate its authority under the 2018 LTIP to selected officers or employees.
The Compensation Committee is authorised to, among other things:

•	select participants in the 2018 LTIP;

•	determine the size, duration and type of awards;

•	determine the terms and conditions of awards and award agreements;

•	determine whether any shares subject to awards will be subject to any transfer restrictions;

•	construe and interpret the 2018 LTIP and agreements thereunder;

•	establish, amend or waive rules for the 2018 LTIP's administration; and

•	make all other determinations necessary or advisable for the 2018 LTIP's administration.
The Compensation Committee may make grants of awards on an individual or group basis. Subject to shareholder approval in certain circumstances, the Compensation Committee generally may accelerate vesting, waive or eliminate restrictions or otherwise amend or modify outstanding awards.
All decisions, determinations and interpretations of the Compensation Committee are final and binding on all participants. To the extent permitted by applicable law, and subject to the provisions of the 2018 LTIP, no member of the Compensation Committee shall be liable for any action that is taken or omitted to be taken under the 2018 LTIP if such action or omission was done in good faith.
Shares Subject to the 2018 LTIP
A maximum of 27,000,000 shares are reserved under the 2018 LTIP for issuance of awards to participants, plus any Unallocated Prior Plan Shares and any Released Prior Plan Shares (defined below). If the 2018 LTIP is approved by the shareholders, there will be no further awards or grants under the 2012 LTIP.
Any shares that are subject to awards of stock options granted under the 2018 LTIP will be counted against this maximum as one share for every one share granted. Any shares that are subject to awards other than stock options granted under the 2018 LTIP will be counted against this maximum as two shares for every one share granted. Shares subject to awards that lapse, or are forfeited or cancelled, will not count against this limit and can be regranted as new awards under the 2018 LTIP. This limit is subject to adjustment for certain transactions affecting the Company's capitalisation.
Any shares available under the 2018 LTIP may be granted to any employee, non-employee director or consultant during the term of the 2018 LTIP. The shares issued under the 2018 LTIP may come from existing or newly issued shares (i) held in the treasury of the Company, (ii) authorised but unissued shares, or (iii) shares to be purchased or acquired by the Company or an employee benefit trust.
The term "Prior Plans" means (i) the 2012 LTIP and (ii) the Ensco International Incorporated 2005 Long-Term Incentive Plan, as revised and restated on 22 December 2009 and as assumed by Ensco plc as of 23 December 2009 (the "2005 LTIP"), each as amended. The terms and conditions of the 2012 LTIP and the 2005 LTIP will continue to apply to and govern the determination, exercise and payment of the stock options and other awards granted under either the 2012 LTIP or the 2005 LTIP, as applicable, prior to the Effective Date.
The term "Released Prior Plan Share" means any share under a Prior Plan that is the subject of an outstanding award granted under the Prior Plan, which award, on or after the Effective Date, is forfeited or terminated, expires unexercised, or in any other manner causes the share covered by such award to be returned to the reserved share pool under the Prior Plan. The term "Unallocated Prior Plan Shares" means any share that was authorised for issuance under the reserved share pool for a Prior Plan, but such share, as of the Effective Date, is not subject to an outstanding award under the Prior Plan.
On and after the Effective Date, any Released Prior Plan Share will be credited to the share reserve under the 2018 LTIP when it becomes a Released Prior Plan Share, and will then be available for grants of awards under the 2018 LTIP, subject to the terms and conditions of the 2018 LTIP and not any Prior Plan.

Participants
The Company's directors, officers, employees and consultants, in addition to those of its subsidiaries, are eligible to be selected to participate in the 2018 LTIP. Incentive stock options (options which meet the requirements of Section 422 of the Internal Revenue Code) may be granted only to employees. Non-employee participants are only entitled to participate in the 2018 LTIP through awards granted under Annex 1 to the 2018 LTIP.
The Compensation Committee has the discretion to select participants from among the eligible persons and anticipates that it will designate approximately 400 participants for the 2018 LTIP. Actual participation in the 2018 LTIP will be determined in the discretion of the Compensation Committee. As a result, the number of participants in the 2018 LTIP cannot be precisely determined. Similarly, neither the benefits nor amounts that will be received by or allocated to each of the participants, including executive officers (or that would have been received by or allocated to any participant for the last fiscal year if the 2018 LTIP had been in effect), can be determined at this time.
Types of Awards
The 2018 LTIP provides for the grant of the following types of incentive awards:

•	nonstatutory stock options (NSOs);

•	incentive stock options (ISOs);

•	restricted share awards;

•	restricted share unit awards;

•	share appreciation rights;

•	other share-based awards;

•	dividend equivalent rights; and

•	cash awards.
Award Terms and Provisions
Any award granted to a participant under the 2018 LTIP will be set forth in an award agreement, which may be in the form of an award agreement, as determined by the Compensation Committee. Awards will be effective on the date of grant unless the Compensation Committee specifies otherwise. Subject to shareholder approval in certain circumstances, the Compensation Committee generally may accelerate vesting, waive or eliminate restrictions, or otherwise amend or modify outstanding awards.
Except for shares not to exceed 5% of the 2018 LTIP maximum, no awards based on continued employment will vest earlier than one year from the grant date, and no performance-based awards will have a performance period of less than one year.
Except as set forth below and unless otherwise provided by the Compensation Committee in an award agreement, any unvested portion of an award will expire immediately upon termination, and any vested but unexercised award, including stock options, will expire (i) immediately upon termination for cause; or (ii) on the earlier of (a) the expiration date set forth in the applicable award agreement or (b) (1) one year after termination of employment (or other covered service) due to the participant's death or permanent disability; or (2) 90 days after termination for any other reason.
As used in the 2018 LTIP, "cause" is defined as and limited to:

•
the occurrence of any act or omission by the participant that results in the participant's conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude, or, where such participant is a resident outside the U.S., the conviction of the participant by a court of competent jurisdiction as to which no further appeal can be taken of any crime by the participant (other than a road traffic offence for which no custodial sentence is given);

•
the breach by the participant of any policy or written agreement with the Company or any of its subsidiaries, including, without limitation, the Company's Code of Business Conduct Policy and any employment or non-disclosure agreement;

•
the Compensation Committee's determination that the participant failed to substantially perform the participant's material duties (other than a failure resulting from the participant's illness or incapacity);

•
the participant's commission of an act of fraud, embezzlement, misappropriation, intentional misconduct or gross negligence, or breach of fiduciary duty against the Company or any of its subsidiaries; or

•
the Compensation Committee's determination that the participant willfully failed to carry out or comply with any lawful and reasonable material directive of the Board or the participant's immediate supervisor.

Option Grants and Provisions
Stock options granted under the 2018 LTIP may be:

•
ISOs which meet the requirements of Section 422 of the Internal Revenue Code pursuant to which the optionee may receive favourable tax treatment upon qualifying exercise of the option and disposition of the shares acquired upon exercise; or

•	NSOs which do not meet the requirements of Section 422 of the Internal Revenue Code and, therefore, do not qualify for the tax treatment available to ISOs.
The Compensation Committee selects the recipients of stock options and sets the terms and conditions of such option grants, including the number of shares for which an option is granted, the term of the option, and the time(s) when the option can be exercised. Stock options will normally terminate ten years from the date of grant if not exercised by then.
The exercise price of all stock options will be at least equal to the fair market value of the shares on the date of grant. The fair market value is determined to be the closing price of a share as quoted on the NYSE on the date of grant, with limited exceptions. The 2018 LTIP prohibits the repricing of outstanding stock options.
The status of each stock option granted to an employee as either an ISO or a NSO will be designated by the Compensation Committee at the time of grant. If the aggregate fair market value (determined as of the date of grant) of shares with respect to which ISOs become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the portion of the options that exceeds such limitation will be deemed NSOs.
If an ISO is granted to an employee who then owns, directly or by attribution under the Internal Revenue Code, securities possessing more than 10% of the total combined voting power of all classes of shares of the Company, then the term of that option may not exceed five years, and the option exercise price must be at least 110% of the fair market value of the shares on the date of grant.
The option exercise price will generally be paid by an optionee upon exercise in cash or check although the Compensation Committee may approve different payment methods under the 2018 LTIP.
Restricted Share Grants and Provisions
The Compensation Committee has discretion to make grants of restricted shares. A restricted share grant entitles the recipient to receive shares at no cost or for nominal value, subject to such restrictions and conditions as the Compensation Committee may determine at the time of the grant. The recipient may have all the rights of a holder of shares with respect to the restricted shares, such as voting and dividend rights. These rights are effective as soon as restricted shares are granted and issuance of such shares is recorded by the Company's transfer agent.
A grant of restricted shares to a participant will be subject to non-transferability restrictions, forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Compensation Committee, in its discretion, may impose at the time of grant and as set forth in the award agreement.
Restricted shares will vest after lapse of the applicable restrictions. The Compensation Committee may, in its discretion, waive any condition or restriction related to a grant of restricted shares or accelerate the date on which a restricted share vests.
All restricted shares will be granted by way of an award agreement, as determined by the Compensation Committee. A restricted share award will be effective on the date of grant unless the Compensation Committee otherwise specifies.
Restricted Share Unit Grants and Provisions
The Compensation Committee has discretion to make grants of restricted share units. A restricted share unit grant entitles the recipient to receive, at no cost or for nominal value, one share for each unit upon satisfaction of the applicable vesting requirements. The recipient may have rights to dividend equivalents. Restricted share unit awards may be paid in cash, shares or in a combination of cash and shares.

A grant of restricted share units will be subject to non-transferability restrictions, forfeiture provisions and such other conditions (including conditions on dividend equivalents) as the Compensation Committee, in its discretion, may impose at the time of grant and as set forth in the award agreement.
Any restricted share units will vest after the lapse of the applicable restrictions. The Compensation Committee may, in its discretion, waive any condition or restriction related to outstanding restricted share units or accelerate the dates on which a restricted share unit vests.
All restricted share units will be granted by way of an award agreement, as determined by the Compensation Committee. A restricted share unit award will be effective on the date of grant unless the Compensation Committee otherwise specifies.
Performance-Based Awards and Provisions
The Compensation Committee has discretion to make grants of performance-based awards, which are rights to receive cash or shares upon satisfaction of pre-established performance goals, and such other conditions and restrictions as the Compensation Committee determines at the time of grant as set forth in the award agreement. At the time of the grant, the Compensation Committee will also establish the maximum number of shares subject to the performance-based award and the performance period over which the performance criteria applicable to the award will be measured.
The performance measures may be based upon:

•	earnings (including, without limitation, total shareholder return, earnings per share or earnings before or after taxes);

•	return measures (including, without limitation, return on invested capital, return on assets, capital, equity, investment or sales);

•	cash flow (including, without limitation, operating cash flow, free cash flow or cash flow return on capital or investments);

•	share price (including, without limitation, growth measures and total shareholder return);

•	operating metrics (including, without limitation, operational downtime, rig utilisation, days sales outstanding, project completion time, budget goals and similar matters);

•	safety performance and/or incident rate;

•	technology, efficiency, corporate responsibility or human resources management targets;

•	strategic team goals; and

•	any other performance criteria, objective or goal that has been approved by the Compensation Committee in its discretion.
Performance measures and targets may also relate to and be determined in terms of subsidiary, division or individual performance, and the Company's performance when compared to comparable companies, peer or industry groups, or other indexes. Awards may be subject to adjustment for specified events or circumstances or at the Compensation Committee's discretion.
Provisions Relating to Recapitalisations, Mergers, Consolidations and Other Changes in Our Capital Structure or Change in Control
In the event of specified changes in the Company's capital structure, such as a stock dividend, stock split, combination of shares, recapitalisation or other increase or reduction in the number of shares outstanding where the Company receives no compensation, the Compensation Committee will have the power to adjust the number and kind of shares authorised by the 2018 LTIP (including any limitations on individual awards), and the number, option exercise price or kinds of shares covered by outstanding awards. The Compensation Committee will also have the power to make other appropriate equitable adjustments to outstanding awards.
In the event of any corporate transaction, the Compensation Committee may authorise the assumption of awards granted by other entities that are acquired by the Company, or otherwise.

If there is a change in control of the Company, unless provided otherwise in the participant's award agreement, the participant's outstanding awards will become fully vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full at the target level, but only if the participant's employment (or other covered service) is involuntarily terminated without cause, or by the participant for good reason, within the two year period following the change in control.
A "change in control" shall mean the occurrence of any of the following events:

•
a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of shares that, together with shares held by such person or group, constitutes more than 50% of the total voting power of the shares;

•
a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

•	a sale of all or substantially all of the Company's assets.
However, a change in control of the Company will not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (i) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (ii) are the ultimate parent with direct or indirect ownership of all of the voting shares after such transaction or series of transactions.
For the purposes of the 2018 LTIP, the following events constitute "good reason" for resignation by an employee, unless a different definition is provided in the participant's applicable award agreement:

•	a material diminution in the participant's authority, duties or responsibilities within the Company and its subsidiaries immediately prior to a change in control;

•	a material (at least ten percent (10%)) reduction in the participant's base salary or bonus compensation formula as in effect immediately prior to a change in control;

•
a material reduction in employee benefits, on an aggregated basis, as compared to the coverage or benefits to which the participant was entitled immediately prior to a change in control under the same or similar plans, programs or policies after the change in control; or

•	for any shore-based, non-expatriate participant, a geographical relocation of the participant's principal office location by more than 50 miles.
Other Provisions Applicable to Awards
The awards granted under the 2018 LTIP are not assignable or transferable by a participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Internal Revenue Code). However, the Compensation Committee may, in its discretion, authorise in the applicable award agreement the transfer, without consideration, of NSOs by a participant to immediate family members and to entities owned by or for the benefit of immediate family members, subject to certain restrictions.
If permitted under the applicable award agreement, a participant may designate a primary and contingent beneficiary who will, in the event of the participant's death, (i) succeed to the participant's right to exercise outstanding vested stock options and (ii) become entitled to any settlement of the participant's other outstanding types of awards.
Clawback or Forfeiture
All awards (including any proceeds, gains or other economic benefit the participant actually or constructively receives upon receipt or exercise of any award or other receipt or resale of any shares underlying the award) will be subject to any Company clawback policy as may be notified to the participant from time to time as set forth in such clawback policy or in the award agreement. Any such clawback policy may subject a participant's awards, and the amounts paid or realised with respect to such awards, under the 2018 LTIP to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct should occur.

Term and Amendment of 2018 LTIP
The 2018 LTIP is effective as of the Effective Date, subject to approval by the Company's shareholders at the Meeting. No awards may be granted under the 2018 LTIP after 20 May 2028. The 2018 LTIP terminates after all awards have been satisfied, exercised or expire. The Compensation Committee, in its discretion, may terminate the 2018 LTIP at any time with respect to any reserved shares that are not allocated to outstanding awards.
The Compensation Committee may amend the 2018 LTIP at any time; however, any change that would negatively impact the rights of a participant with respect to an outstanding award generally must be agreed to by the participant. The Compensation Committee must receive shareholder approval of any change in the class of eligible individuals, increase in the number of shares that may be issued under the 2018 LTIP (other than in connection with a recapitalisation or other equity adjustment as described above) or other material revision determined under the rules of the NYSE.
Shareholder approval is required to approve the 2018 LTIP. No grants will be made under the 2018 LTIP unless and until shareholder approval is obtained.
Fair Market Value of Stock
For purposes of determining the fair market value with respect to any award granted under the 2018 LTIP, unless otherwise specified in an award agreement, the fair market value on any date and in respect to any share of common stock is the closing price of the share on the NYSE or other principal securities exchange on the date as of which fair market value is to be determined or, if no sales were made on such date, the closing sales price on the immediately preceding business day.
United States Federal Income Tax Consequences
The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2018 LTIP as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Internal Revenue Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Internal Revenue Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation. This information is not applicable to participants who are not subject to U.S. federal income taxation.
Nonstatutory Stock Options. A participant receiving a NSO that has been issued with an exercise price not less than the fair market value of the Company's common stock on the grant date will not recognise income and the Company will not be allowed a tax deduction at the time that the NSO is granted. When a participant exercises a NSO, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the NSO, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise date of the option. If the amount received upon subsequent disposition of the shares is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise date of the option.
Incentive Stock Options. ISOs granted under the 2018 LTIP are intended to meet the requirements of Section 422 of the Internal Revenue Code. A participant receiving a grant of an ISO will not recognise income and the Company will not be allowed a deduction at the time the ISO is granted. When a participant exercises an ISO while employed by the Company or its subsidiary, or within the three-month period (one year period following termination due to disability) after termination of employment, no ordinary income will be recognised by the participant at that time (and no tax deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired through such exercise over the option price will be taken into account in determining the participant's alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of before (i) two years after the date of grant and (ii) one year after the date of transfer of the shares to the participant (the statutory holding periods for ISOs), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods for ISOs (referred to as a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognised) will be ordinary income at the time of such

Disqualifying Disposition (and the Company will be entitled to a federal income tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise date of the ISO). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which ISOs become exercisable for the first time during any calendar year exceeds $100,000, the portion of the options that exceeds such limitation will be treated as NSOs.
Special rule if option price is paid for in common stock. If a participant pays the exercise price of a NSO or an ISO with previously-owned common stock of the Company and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable income if an ISO is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a NSO is being exercised. The participant does not recognise income and the Company receives no tax deduction in connection with the tax-free portion of the exchange transaction.
If the use of previously acquired ISO shares to pay the exercise price of another ISO constitutes a Disqualifying Disposition, the tax results described in the preceding paragraph will apply. The income tax treatment will apply to the shares disposed of, but will not affect the favourable tax treatment of the shares received.
Stock Appreciation Rights and Restricted Stock. A participant receiving a grant of a stock appreciation right or a restricted stock award will not recognise income, and the Company will not be allowed a deduction at the time such award is granted, unless the participant makes a Section 83(b) election, as described below, with respect to a restricted stock award. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognise compensation income equal to the amount of any dividends received and the Company will be allowed a tax deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a tax deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognised by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, if the participant files a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant of restricted stock, the participant's ordinary income and commencement of holding period and the tax deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognised by such participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If a Section 83(b) election is made and the participant thereafter forfeits such award, no refund or deduction will be allowed for the amount previously included in the participant's income.
Other Awards. In the case of another stock-based award, a participant will generally recognise ordinary income in an amount equal to any cash received and the fair market value of any common stock received on the date of payment or delivery, provided that the award is either exempt from or complies with applicable requirements under Section 409A of the Internal Revenue Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income amount recognised by the participant.
Parachute Payments. Under the "golden parachute" provisions of Section 280G of the Internal Revenue Code, the accelerated vesting of stock options and benefits paid under other incentive awards granted under the 2018 LTIP in connection with a change in control of the Company, as described under Section 280G, may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits under Section 280G. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax imposed on the participant and be nondeductible to the Company. If a participant's rights under the 2018 LTIP are accelerated as a result of a change in control and the participant is a "disqualified individual" under Section 280G, the then present value of any accelerated rights received by such participant may be included in determining whether the participant received an "excess parachute payment" under Section 280G.
Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code applies to certain plans providing deferred compensation to employees, non-employee directors, consultants and other service providers. Section 409A could potentially apply to different types of incentive awards available under the 2018 LTIP. Generally, to the extent that the tax deferral of an award granted under the 2018 LTIP fails to meet either an exemption from the application of Section 409A, or the requirements for compliance with Section 409A, such award may be subject to taxation and tax penalties under Section 409A. The Company intends to structure awards granted under the 2018 LTIP and administer the 2018 LTIP in a manner that either complies with or is exempt from the requirements of Section 409A. If any provision in the 2018 LTIP or any award thereunder would result in the imposition of a tax or penalty under Section 409A, the Company may reform that 2018 LTIP provision or award (to the extent permitted by Section 409A) to avoid imposition of the tax or penalty, and no such action taken to comply with Section 409A, or an exemption thereunder, will be deemed to adversely affect the participant's rights to the award.
Federal Tax Withholding. Income realised by an employee upon the exercise of a NSO or the receipt of shares under another type of award is generally subject to withholding of federal, state, and local income tax, as well as to withholding of the participant's share of tax under the Federal Insurance Contribution Act. Because the withholding requirement applies only to employees, a non-employee participant who receives an award under the 2018 LTIP is not subject to tax withholding by the Company.
To satisfy federal income tax withholding requirements, the Company has the right to require that, as a condition to delivery of any certificate for common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations. Tax withholding does not represent an increase in the participant's total income tax obligation since it is fully credited toward the participant's tax liability for the year. Additionally, withholding does not affect the participant's basis in shares of common stock received under the 2018 LTIP.
ERISA. The 2018 LTIP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The 2018 LTIP is not a qualified plan under Section 401(a) of the Internal Revenue Code.
The Board recommends that shareholders vote FOR the ordinary resolution to approve the Ensco plc 2018 Long-Term Incentive Plan.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 5.
RESOLUTION 6

6.	A NON-BINDING ADVISORY VOTE TO APPROVE THE DIRECTORS' REMUNERATION REPORT FOR THE YEAR ENDED 31 DECEMBER 2017.
In accordance with Sections 439 and 440 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008 (SI 2008/410), shareholders are invited to vote on the Directors' Remuneration Report for the year ended 31 December 2017 (the "Directors' Remuneration Report"), which may be found in Annex 1 to this proxy statement.
Because this vote is advisory, it will not be binding upon our Board. However, we value constructive dialogue with our shareholders on director compensation and other important governance topics and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future director compensation arrangements. We currently intend to hold this vote annually.
The Board recommends that shareholders vote FOR the approval of the Directors' Remuneration Report, as described in Annex 1 set forth in this proxy statement (but excluding the Directors' Remuneration Policy).
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 6.

RESOLUTION 7

7.	A NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
In accordance with Section 14A of the Exchange Act, we are providing our shareholders the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, which is described in the CD&A and Executive Compensation sections of this proxy statement.
Our executive compensation program is designed to provide a competitive level of compensation necessary to attract, employ, retain and reward individuals and to motivate them to lead us to achieve short-term and long-term business objectives that enhance shareholder value.
Overall operational efficiency and safety performance are among our core values and key business objectives. Achievement of these objectives is measured against specific annual goals and published industry safety standards and serves as a means of determining performance-based compensation. Our executive bonus and long-term incentive compensation philosophy includes the concept that such compensation should increase when we have strong financial performance and should decline when we have poor financial performance. Our philosophy is also grounded in the principle that the creation of shareholder value is an important measure of executive officer performance and overall compensation.
Shareholders are urged to read the CD&A section of this proxy statement, which more thoroughly discusses how our compensation policies and procedures support our compensation philosophy. We believe that these policies and procedures are effective in supporting our compensation philosophy and in achieving our goals.
Because this vote is advisory, it will not be binding upon our Board. However, we value constructive dialogue with our shareholders on executive compensation and other important governance topics and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future executive compensation arrangements.
At the 2017 Annual General Meeting of Shareholders, our shareholders recommended, by advisory vote, a one-year frequency of future advisory votes on executive compensation. In accordance with these results, we intend to hold this vote annually until the next required advisory vote on the frequency of shareholder votes on the compensation of named executive officers, which we expect to hold no later than our 2023 Annual General Meeting of Shareholders.
The Board recommends that shareholders vote FOR the approval of the overall compensation of our named executive officers, as described in the CD&A and Executive Compensation sections set forth in this proxy statement.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 7.
RESOLUTION 8

8.	A NON-BINDING ADVISORY VOTE TO APPROVE THE REPORTS OF THE AUDITORS AND THE DIRECTORS AND THE U.K. STATUTORY ACCOUNTS FOR THE YEAR ENDED 31 DECEMBER 2017.
For each financial year, the directors must present a directors' report, audited accounts and an independent auditor's report on the financial statements to shareholders at an Annual General Meeting of Shareholders. Those to be presented at the Meeting are in respect of the year ended 31 December 2017 and will be delivered to the Registrar of Companies in the United Kingdom following the Meeting. Copies of our U.K. statutory accounts, the U.K. statutory directors' report and the auditors' report for the year ended 31 December 2017 have been included with our annual report to shareholders accompanying this proxy statement. The shareholders will be provided an opportunity to raise questions in relation to the accounts and reports at the Meeting. The full accounts and reports of Ensco will be available for inspection prior to and during the Meeting. The vote on this resolution is advisory and will not be binding on the Board.
The Board recommends that shareholders vote FOR the approval of the reports of the auditors and the directors and the accounts for 2017.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 8.

RESOLUTION 9

9.
ORDINARY RESOLUTION TO (i) APPROVE THE TERMS OF THE PROPOSED PURCHASE AGREEMENT OR AGREEMENTS (PRODUCED AT THE MEETING AND INITIALLED ON BEHALF OF THE COMPANY FOR THE PURPOSE OF IDENTIFICATION) PROVIDING FOR THE PURCHASE BY THE COMPANY OF UP TO 65.0 MILLION CLASS A ORDINARY SHARES WITH A PAR VALUE OF $0.10 EACH IN THE CAPITAL OF THE COMPANY FOR UP TO A MAXIMUM OF $500.0 MILLION IN AGGREGATE FROM ONE OR MORE FINANCIAL INTERMEDIARIES (EACH ACTING AS PRINCIPAL) WHO ARE NOT SHAREHOLDERS OF THE COMPANY HOLDING SHARES TO WHICH THIS RESOLUTION RELATES (OR TO THE EXTENT THAT THEY ARE, THE VOTING RIGHTS ATTACHING TO ANY SHARES HELD BY THEM WILL NOT COUNT TOWARDS THIS RESOLUTION) AND (ii) AUTHORISE THE COMPANY TO MAKE OFF-MARKET PURCHASES OF CLASS A ORDINARY SHARES PURSUANT TO SUCH AGREEMENT OR AGREEMENTS. THE AUTHORITY CONFERRED BY THIS RESOLUTION 9 WILL, UNLESS VARIED, REVOKED OR RENEWED BY THE SHAREHOLDERS PRIOR TO SUCH TIME, EXPIRE FIVE YEARS AFTER THE DATE OF THE PASSING OF THE THIS RESOLUTION.

The Board has authorised the repurchase of up to 65.0 million of our Class A ordinary shares for up to a maximum of $500.0 million in aggregate subject to certain restrictions and the approval of our shareholders by this ordinary resolution (the "Repurchase Program"). We believe that it is prudent to maintain a flexible capital management framework. A share repurchase authorisation would give us added flexibility to return capital to shareholders over the coming years in the event investment opportunities do not meet our return criteria. The Board confirms that the authority to purchase shares under the Repurchase Program will only be exercised after careful consideration of prevailing financial market conditions, the overall position of the Company and other potential uses of free cash flow, including investment in our fleet and dividend increases.
The Repurchase Program will be valid for up to five years and may be discontinued by our Board at any time. Any Class A ordinary shares purchased pursuant to the Repurchase Program will be cancelled.
Ensco is an English company, but our shares are only listed on the NYSE. Because the NYSE is not a recognised investment exchange for U.K. purposes, any repurchases of our shares must be made off-market. Off-market purchases are those made under a purchase agreement rather than on a stock exchange.
The Repurchase Program will replace the share repurchase program which was approved by shareholders at the 2013 annual general meeting of shareholders and which will expire prior to the Meeting.
In October 2017, we amended our revolving credit facility, which amendment, among other things, prohibits us from repurchasing our shares, except in certain limited circumstances, during the term of the credit facility which is currently set to expire in September 2022. If Resolution 9 is passed, any share repurchases, outside of such limited circumstances, during the term of the credit facility would require an amendment or waiver of such provision.
The Board recommends that shareholders vote FOR the ordinary resolution to approve the Repurchase Program.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 9.

RESOLUTION 10

10.	AN ORDINARY RESOLUTION AUTHORISING THE BOARD TO ALLOT SHARES.
As a U.K. company governed in part by the Companies Act, we cannot issue new shares (other than in certain limited circumstances) without first obtaining approval from our shareholders. The Companies Act provides that this approval grants authority to the Board to allot shares in the Company and to grant rights to subscribe for or convert any security of the Company into shares of the Company. If our shareholders approve this grant of authority, their approval would be effective until the conclusion of the next Annual General Meeting of Shareholders (or, if earlier, at the close of business on 21 August 2019). Without this grant of authority from shareholders, the Board would be unable to issue any of our shares without obtaining specific prior approval from our shareholders. Approval of this Resolution will not, however, implicate any shareholder approval requirements of the NYSE for share issuances, such as for executive compensation purposes, certain financing transactions or in connection with acquisitions, and we would continue to be subject to the requirements to obtain shareholder approval in those instances. Allotments or issuances of ordinary shares for cash are subject to rights of pre-emption of the existing shareholders. If the shareholders approve Resolutions 11 and 12 at the Meeting, those pre-emption rights will be disapplied to a limited extent as set forth in Resolutions 11 and 12 for new issues of shares subject to this Resolution.
If authorised by our shareholders, the first part of this Resolution 10 (paragraph (A) in the full text of the Resolution below) would give the Board the authority to allot shares or grant rights to subscribe for or convert any securities into shares up to an aggregate nominal amount equal to $14,561,218. This amount represents approximately 33.3% of the issued share capital (excluding treasury shares) of the Company as of 26 March 2018, the latest practicable date prior to publication of this proxy statement.
The second part of Resolution 10 (paragraph (B) in the full text of the Resolution below) would give the Board authority to allot shares or grant rights to subscribe for or convert any securities into shares in connection with a rights issue or other similar issue in favour of ordinary shareholders up to an aggregate nominal amount equal to $29,122,436 (as reduced by the nominal amount of any shares issued under paragraph (A) of this Resolution 10). This amount (before any reduction) represents approximately 66.6% of the issued share capital (excluding treasury shares) of the Company as of 26 March 2018, the latest practicable date prior to publication of this proxy statement.
Together, the aggregate nominal amount of any relevant securities issued under the authority conferred by paragraphs (A) and (B) represent an amount that is equal to approximately 66.6% of the aggregate nominal value of our issued share capital (excluding treasury shares) as of 26 March 2018.
Our Board may exercise the authority to allot shares representing up to 33.3% (or 66.6% in connection with a rights issue or other similar issue) of the issued share capital of the Company (excluding treasury shares) as of 26 March 2018. Such an allotment could be carried out in compliance with applicable U.K. law for various purposes including for example to raise additional capital, to reduce debt or increase liquidity as necessary. Any determination to exercise the authority to allot shares will be dependent upon market conditions and our profitability, liquidity, financial condition, market outlook, capital requirements and other factors the Board deems relevant.
The description of our shares contained in our Current Report on Form 8-K filed 23 December 2009, as amended and superseded by the description set forth in our Current Report on Form 8-K filed 15 May 2012, is incorporated herein by reference.
As of 26 March 2018, a total of 9,802,628 ordinary shares are held by the Company in treasury.
The Board recommends that shareholders vote FOR the ordinary resolution to authorise the Board to allot shares.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 10.
The full text of the Resolution is as follows:
AN ORDINARY RESOLUTION THAT THE BOARD BE GENERALLY AND UNCONDITIONALLY AUTHORISED TO ALLOT SHARES IN THE COMPANY AND TO GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT ANY SECURITY INTO SHARES IN THE COMPANY:

(A) UP TO A NOMINAL AMOUNT OF $14,561,218 (SUCH AMOUNT TO BE REDUCED BY ANY ALLOTMENTS OR GRANTS MADE UNDER PARAGRAPH (B) BELOW IN EXCESS OF SUCH SUM); AND
(B) COMPRISING EQUITY SECURITIES (AS DEFINED IN THE U.K. COMPANIES ACT 2006) UP TO A NOMINAL AMOUNT OF $29,122,436 (SUCH AMOUNT TO BE REDUCED BY ANY ALLOTMENTS OR GRANTS MADE UNDER PARAGRAPH (A) ABOVE) IN CONNECTION WITH AN OFFER BY WAY OF A RIGHTS ISSUE OR OTHER SIMILAR ISSUE:

(i)	TO ORDINARY SHAREHOLDERS IN PROPORTION (AS NEARLY AS MAY BE PRACTICABLE) TO THEIR EXISTING HOLDINGS; AND

(ii)	TO HOLDERS OF OTHER EQUITY SECURITIES AS REQUIRED BY THE RIGHTS OF THOSE SECURITIES OR AS THE BOARD OTHERWISE CONSIDERS NECESSARY,
AND SO THAT THE BOARD MAY IMPOSE ANY LIMITS OR RESTRICTIONS AND MAKE ANY ARRANGEMENTS WHICH IT CONSIDERS NECESSARY OR APPROPRIATE TO DEAL WITH TREASURY SHARES, FRACTIONAL ENTITLEMENTS, RECORD DATES, LEGAL, REGULATORY OR PRACTICAL PROBLEMS IN, OR UNDER THE LAWS OF, ANY TERRITORY OR ANY OTHER MATTER,
SUCH AUTHORITY TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 21 AUGUST 2019), BUT, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS AND ENTER INTO AGREEMENTS WHICH WOULD, OR MIGHT, REQUIRE SHARES TO BE ALLOTTED OR RIGHTS TO SUBSCRIBE FOR OR CONVERT SECURITIES INTO SHARES TO BE GRANTED AFTER THE AUTHORITY ENDS AND THE BOARD MAY ALLOT SHARES OR GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT SECURITIES INTO SHARES UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE AUTHORITY HAD NOT ENDED.

RESOLUTIONS 11 AND 12

11.	A SPECIAL RESOLUTION TO APPROVE THE GENERAL DISAPPLICATION OF PRE-EMPTION RIGHTS.

12.	A SPECIAL RESOLUTION TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS IN CONNECTION WITH AN ACQUISITION OR SPECIFIED CAPITAL INVESTMENT.
As a U.K. company governed in part by the Companies Act, before we can raise additional capital through the issuance of ordinary shares of the Company for cash, we are required first to offer those shares to current shareholders in proportion to their shareholdings. The Companies Act permits shareholders to waive, or disapply, those pre-emption rights. In addition, under U.K. law such pre-emption rights do not apply to any issuance of shares for non-cash consideration (including where shares are issued in exchange for other securities). If our shareholders approve the disapplication of pre-emption rights, and provided they approve the allotment of shares in Resolution 10, their approval for this Resolution 11 and this Resolution 12 would each be effective until the conclusion of the next Annual General Meeting of Shareholders (or, if earlier, at the close of business on 21 August 2019).
Resolutions 11 and 12 would give the Board the ability to raise additional capital by issuing ordinary shares and shares held in the Company's treasury for cash free of the restriction in Section 561 of the Companies Act.
The power set out in Resolution 11 would be limited to (a) allotments or sales in connection with pre-emptive offers and offers to holders of other equity securities if required by the rights of those securities or as the Board otherwise considers necessary, or (b) otherwise up to an aggregate nominal amount of $2,186,369 (which represents approximately 5% of the issued share capital (excluding treasury shares) of the Company as of 26 March 2018, the latest practicable date prior to publication of this proxy statement).
In respect of the power referred to in (b), the Board confirms that it does not intend to issue shares in reliance on such authority if the cumulative usage of such authority within a rolling three-year period would be in excess of 7.5% of the issued share capital of the Company (excluding treasury shares) without prior consultation with shareholders, except in connection with an acquisition or specified capital investment as described below in Resolution 12.
Resolution 12 is intended to give the Company additional flexibility to make non pre-emptive issues of shares in connection with an acquisition or specified capital investment which is announced contemporaneously with the corresponding allotment, or which has taken place in the preceding six month period and is disclosed in the announcement of the corresponding allotment. A specified capital investment means one or more specific capital investment related uses for the proceeds of an issuance of equity securities, in respect of which sufficient information regarding the effect of the transaction on the Company, the assets which are the subject of the transaction and (where appropriate) the profits attributable to them is made available to shareholders to enable them to reach an assessment of the potential return.
The power under Resolution 12 is in addition to that proposed by Resolution 11 and would be limited to an aggregate nominal amount of $2,186,369 (which represents approximately 5% of the issued share capital (excluding treasury shares) of the Company as of 26 March 2018).
The powers under Resolutions 11 and 12 would provide the Board with additional flexibility to pursue strategic transactions, raise capital and finance growth with equity.
The Board recommends that shareholders vote FOR the approval of general disapplication of pre-emption rights and FOR the approval of disapplication of pre-emption rights in connection with an acquisition or specified capital investment.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolutions 11 and 12.
The full text of Resolution 11 is as follows:
IF RESOLUTION 10 IS PASSED, THE BOARD SHALL BE GIVEN POWER TO ALLOT EQUITY SECURITIES (AS DEFINED IN THE U.K. COMPANIES ACT 2006) FOR CASH UNDER THE AUTHORITY GIVEN BY THAT RESOLUTION AND/OR TO SELL ORDINARY SHARES HELD BY THE COMPANY AS TREASURY SHARES FOR CASH AS IF SECTION 561 OF THE U.K. COMPANIES ACT 2006 DID NOT APPLY TO ANY SUCH ALLOTMENT OR SALE, SUCH POWER TO BE LIMITED:

(A) TO THE ALLOTMENT OF EQUITY SECURITIES AND SALE OF TREASURY SHARES IN CONNECTION WITH AN OFFER OF, OR INVITATION TO APPLY FOR, EQUITY SECURITIES (BUT IN THE CASE OF THE AUTHORITY GRANTED UNDER PARAGRAPH (B) OF RESOLUTION 10, BY WAY OF A RIGHTS ISSUE OR OTHER SIMILAR ISSUE ONLY):
(I) TO ORDINARY SHAREHOLDERS IN PROPORTION (AS NEARLY AS MAY BE PRACTICABLE) TO THEIR EXISTING HOLDINGS; AND
(ll) TO HOLDERS OF OTHER EQUITY SECURITIES, AS REQUIRED BY THE RIGHTS OF THOSE SECURITIES, OR AS THE BOARD OTHERWISE CONSIDERS NECESSARY,
AND SO THAT THE BOARD MAY IMPOSE ANY LIMITS OR RESTRICTIONS AND MAKE ANY ARRANGEMENTS WHICH IT CONSIDERS NECESSARY OR APPROPRIATE TO DEAL WITH TREASURY SHARES, FRACTIONAL ENTITLEMENTS, RECORD DATES, LEGAL, REGULATORY OR PRACTICAL PROBLEMS IN, OR UNDER THE LAWS OF, ANY TERRITORY OR ANY OTHER MATTER; AND
(B) IN THE CASE OF THE AUTHORITY GRANTED UNDER PARAGRAPH (A) OF RESOLUTION 10 AND/OR IN THE CASE OF ANY SALE OF TREASURY SHARES, TO THE ALLOTMENT OF EQUITY SECURITIES OR SALE OF TREASURY SHARES (OTHERWISE THAN UNDER PARAGRAPH (A) ABOVE) UP TO A NOMINAL AMOUNT OF $2,186,369,
SUCH POWER TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 21 AUGUST 2019); HOWEVER, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS, AND ENTER INTO AGREEMENTS, WHICH WOULD, OR MIGHT, REQUIRE EQUITY SECURITIES TO BE ALLOTTED (AND TREASURY SHARES TO BE SOLD) AFTER THE POWER ENDS AND THE BOARD MAY ALLOT EQUITY SECURITIES (AND SELL TREASURY SHARES) UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE POWER HAD NOT ENDED.
The full text of Resolution 12 is as follows:
IF RESOLUTION 10 IS PASSED, THE BOARD SHALL BE GIVEN POWER IN ADDITION TO ANY POWER GRANTED UNDER RESOLUTION 11 TO ALLOT EQUITY SECURITIES (AS DEFINED IN THE U.K. COMPANIES ACT 2006) FOR CASH UNDER THE AUTHORITY GIVEN PURSUANT TO PARAGRAPH (A) OF RESOLUTION 10 AND/OR TO SELL ORDINARY SHARES HELD BY THE COMPANY AS TREASURY SHARES FOR CASH AS IF SECTION 561 OF THE U.K. COMPANIES ACT 2006 DID NOT APPLY TO ANY SUCH ALLOTMENT OR SALE, SUCH POWER TO BE:
(A) LIMITED TO THE ALLOTMENT OF EQUITY SECURITIES AND/OR SALE OF TREASURY SHARES UP TO A NOMINAL AMOUNT OF $2,186,369; AND
(B) USED ONLY FOR THE PURPOSES OF FINANCING (OR REFINANCING, IF THE POWER IS TO BE USED WITHIN SIX MONTHS AFTER THE ORIGINAL TRANSACTION) A TRANSACTION WHICH THE BOARD DETERMINES TO BE AN ACQUISITION OR OTHER CAPITAL INVESTMENT,
SUCH POWER TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 21 AUGUST 2019); HOWEVER, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS, AND ENTER INTO AGREEMENTS, WHICH WOULD, OR MIGHT, REQUIRE EQUITY SECURITIES TO BE ALLOTTED (AND TREASURY SHARES TO BE SOLD) AFTER THE POWER ENDS AND THE BOARD MAY ALLOT EQUITY SECURITIES (AND SELL TREASURY SHARES) UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE POWER HAD NOT ENDED.

GENERAL AND OTHER MATTERS
Resolutions 1 through 12 are the only matters that will be brought before the Meeting. Article 45.2 of our Articles of Association, effective 20 May 2013 ("Articles of Association") limits the business transacted at the Meeting to the purposes stated in the Notice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A ordinary shares ("Section 16 reports"). Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us copies of all Section 16(a) forms they file.
To our knowledge, based solely upon review of the copies of such Section 16 reports furnished to us during the year ended 31 December 2017 and on written representations from our directors and executive officers, all Section 16 reports applicable to our directors, executive officers and holders known to us to beneficially own more than 10% of any class of our equity securities were filed on a timely basis.
HOUSEHOLDING OF SHAREHOLDER MATERIALS
We participate, and some brokers, banks and other nominee record holders may be participating, in the practice of householding proxy materials, which means that we and any participating brokers, banks and other nominee record holders will deliver only one Notice of Internet Availability of Proxy Materials and proxy materials to multiple shareholders sharing an address unless we have, or such broker, bank, trust or other nominee record holder has, received contrary instructions from one or more shareholders at such address. This procedure allows multiple shareholders residing at the same address the convenience of receiving a single Notice of Internet Availability of Proxy Materials and set of proxy materials. Upon request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and proxy materials to any shareholder at a shared address to which a single copy of such documents was delivered. You may request a separate copy of the Notice of Internet Availability of Proxy Materials and proxy materials and request that you receive a single copy or multiple copies in the future by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted after you vote at www.proxyvote.com.
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
21 May 2018
We provide shareholders access to the proxy materials for the Meeting over the Internet as permitted under applicable SEC rules. We believe the rules enable us to provide shareholders the information they need in a more timely manner, while lowering the costs of printing and delivering the proxy materials.
To access and review the proxy materials for the Meeting, go to www.proxyvote.com and follow the instructions on the website.
We encourage you to access and review all information contained in the proxy materials before voting. If you would like to attend the Meeting in person, please refer to Notice of Annual General Meeting of Shareholders included with this proxy statement.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS FOR THE
2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any of our shareholders intending to present a proposal at the 2019 Annual General Meeting of Shareholders must deliver such proposal to our principal executive office, in writing and in accordance with SEC Rule 14a-8, no later than 10 December 2018 for inclusion in the proxy statement related to that meeting. The proposal should be delivered to our secretary by certified mail, return receipt requested.
In addition, apart from the SEC Rule 14a-8 process described above, a shareholder whose proposal is not included in the proxy statement related to the 2019 Annual General Meeting of Shareholders, but who still intends to submit a proposal at that meeting, is required by our Articles of Association to deliver such proposal, in proper form, in writing, to our secretary at our principal executive offices and to provide certain other information, not earlier than the close of business on the 75th day and not later than the close of business on the 50th day prior to the first anniversary of the preceding year's Annual General Meeting of Shareholders, subject to any other requirements of law; provided, however, that in the event that the date of the Annual General Meeting of Shareholders is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 75th day prior to the date of such Annual General Meeting of Shareholders and not later than the close of business on the later of the 50th day prior to the date of such Annual General Meeting of Shareholders or, if the first public announcement of the date of such Annual General Meeting of Shareholders is less than 65 days prior to the date of such Annual General Meeting of Shareholders, the 15th day following the day on which public announcement of the date of such meeting is first made. In the case of the 2019 Annual General Meeting of Shareholders, references to the anniversary date of the preceding year's Annual General Meeting of Shareholders shall mean the first anniversary of 21 May 2018.
Any such proposal must also comply with the other provisions contained in our Articles of Association relating to shareholder proposals, including provision of the information specified in our Articles of Association, such as information concerning the nominee of the proposal, if any, and the shareholder and the beneficial owner, as the case may be. Any proposals that do not meet the requirements set forth in our Articles of Association, other than proposals submitted in compliance with SEC Rule 14a-8 under the Exchange Act, will be declared out of order and will not be considered at the 2019 Annual General Meeting of Shareholders.
In addition to the SEC and Articles of Association processes described above, under the U.K. Companies Act 2006, shareholders representing at least 5% of the total voting rights of all shareholders who have a right to vote at the Meeting can require the Company to give shareholders notice of a resolution which may be and is intended to be moved at the Annual General Meeting of Shareholders unless (a) the resolution would, if passed, be ineffective (whether by reason of inconsistency with any enactment or the company's constitution or otherwise); (b) it is defamatory of any person; or (c) it is frivolous or vexatious. Such a request, made by the requisite number of shareholders, must be received by the Company not later than six weeks before the Annual General Meeting of Shareholders.

OTHER MATTERS
The Company has not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.
The following materials are being distributed to shareholders with this proxy statement: the letter to shareholders from our President and Chief Executive Officer and our 2017 annual report to shareholders, which includes our consolidated financial statements for the year ended 31 December 2017 filed in our annual report on Form 10-K with the SEC and also includes our U.K. statutory accounts and reports of the directors and auditors of Ensco. None of these materials constitute a part of the proxy soliciting material.
Upon request in writing, we will provide each person solicited by this proxy statement, without charge except for exhibits, a copy of our annual report on Form 10-K for the year ended 31 December 2017 as filed with the SEC, including the financial statements and financial statement schedules. Please direct your request to our Investor Relations Department, 5847 San Felipe, Suite 3300, Houston, Texas 77057.
Whether or not you intend to be present at the Meeting, we urge you to vote your shares.

Annex 1
DIRECTORS' REPORTS

Introduction
Ensco plc ("Ensco," "we," "our" or the "Company") is subject to disclosure regimes in the United States and United Kingdom. While some of the disclosure requirements in these jurisdictions overlap or are otherwise similar, some differ and require distinct disclosures. As a result, you will find our United Kingdom Statutory Directors' Remuneration Policy (the "Remuneration Policy") and Directors' Remuneration Report (the "Remuneration Report") within this Annex 1.
Annex 1 should be read in conjunction with CD&A. Pursuant to English law, the Remuneration Report forms part of the statutory annual report of Ensco for the year ended 31 December 2017 and has been prepared in accordance with Schedule 8 of The Large and Medium-sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended in October 2013 (the "Regulations"). The Remuneration Policy was approved by a binding shareholder vote during the Annual General Meeting of Shareholders held on 22 May 2017, where we received 211,737,513 votes in favour of the proposal, 18,258,077 votes in opposition and 407,247 abstentions, for total support of 92.1% of the votes cast on the proposal and total opposition of 7.9% of the votes cast on the proposal. The Remuneration Policy took effect upon approval in 2017 and will not be subject to a shareholder vote this year. The Remuneration Policy is provided herein solely for reference.
The Remuneration Report provides details on remuneration, and other information, required by the Regulations and will be subject to an advisory shareholder vote at the Meeting on 21 May 2018. The Companies Act 2006 requires the auditors to report to the shareholders on certain parts of the Remuneration Report and to state whether, in their opinion, those parts of the Remuneration Report have been properly prepared in accordance with the Regulations. There is no English law requirement to audit the Remuneration Policy.
DIRECTORS' REMUNERATION POLICY

The Chief Executive Officer is currently the only executive director on the Ensco Board of Directors (the "Board"), and all other current directors are non-executive directors. This Remuneration Policy will first address our compensation philosophy for executive directors, followed by our compensation philosophy for non-executive directors.
Our executive director compensation philosophy is based on the principles that the creation of shareholder value is the most important measure of executive director performance and that this principle should be reflected in overall compensation. Examples of business objectives against which we measure our performance include:

•	profitable financial performance;

•	preservation of a strong balance sheet;

•	safety performance;

•	operational efficiency;

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability; and

•	strategic and opportunistic enhancement of our asset base.
We believe that achievement of these types of business objectives will contribute to growth in shareholder value over time. We stress the importance of these objectives through the structure of our compensation program by placing a significant amount of executive director pay at risk and subjecting a significant portion of their potential compensation to specific annual and long-term performance requirements.
In setting the remuneration policy for our executive directors, the Board and the relevant committees thereof take into account certain characteristics that align the executive directors with shareholders:

•	Significant portion of officer pay at-risk, based on annual performance and growth in long-term shareholder value;

Annex 1 - 1

•	Executive and director share ownership guidelines;

•	Minimum holding periods after vesting for stock and options until share ownership guidelines are met;

•	Compensation clawback that applies to equity awards;

•	Prohibitions on the pledging or hedging of company stock;

•	Prohibition on buyouts of underwater stock option awards;

•	Prohibition on repricing of stock option awards;

•	Prohibition on share/option recycling;

•	No excise tax gross-ups;

•	No single-trigger change-in-control severance benefits;

•	No single-trigger vesting of time-based equity awards upon a change-of-control; and

•	No guarantees for salary increases.
In support of our philosophy that executive director performance should be measured (and rewarded) based on the creation of shareholder value, and in continued support of our business objectives, we designed our executive director compensation program to accomplish the following primary goals:

•	Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives;

•
Pay for performance by providing competitive pay opportunities that result in realised pay which increases when we have strong financial performance and declines when we have poor financial performance; and

•	Ensure alignment with shareholders through an emphasis on long-term equity-based compensation and enforcement of robust share ownership guidelines.
The Board reserves the discretion to increase or decrease total compensation in appropriate circumstances such as where: the nature or scope of a director's role or responsibilities changes or in order to be competitive at the median level of peer companies; the compensation is not deemed to reflect appropriately the individual's contribution or the overall business performance; or the compensation does not appropriately take into account the scope of responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales and listed on the New York Stock Exchange and subject to U.S. Securities and Exchange Commission reporting requirements. Any discretionary adjustments will be detailed in the following year's annual report on remuneration.
The Board believes that the design of our current program is competitive and appropriate within the market where we primarily compete for executive talent and that the characteristics of our programs listed above which align our executive directors with our shareholders are consistent with "best practices" in compensation governance for other companies listed on the New York Stock Exchange (the "NYSE").

References in this Remuneration Policy to the Board include the Board as well as any other relevant committees of the Board.
Legacy arrangements

The Board reserves the right to make any remuneration payments and payments for loss of office (including exercising any discretion available to it in connection with such payments) to current and former directors notwithstanding that such payments may not be in line with the policy set out below where the terms of the payment were agreed: (a) before the policy came into effect (so long as consistent with any remuneration policy in force at the relevant time); (b) before 1 October 2013; or (c) at a time when the relevant individual was not a director of the Company and, in the opinion of the Board, the payment was not in consideration for the individual becoming a director of the Company. Details of any payments to former directors will be set out in the annual Directors' Remuneration Report as they arise. The Board may also make minor amendments to the policy set out in this report (for regulatory, exchange control, tax or administrative purposes or to take account of a change in legislation) without obtaining shareholder approval for such amendments.

Annex 1 - 2

Remuneration Policy for Executive Directors

The Remuneration Policy, which was approved at the Annual General Meeting of Shareholders held on 22 May 2017, will apply until the Annual General Meeting of Shareholders in 2020, unless revised by a vote of shareholders ahead of that time. The Remuneration Policy as it applies to executive directors is set out in the table below.

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification(2)
Salary and Fees	Attract and retain high performing individuals reflecting market value of role and the executive director's skills, experience and performance.
Salaries are set by the Board and are reviewed annually taking into account the executive director's role, experience and performance and by reference to the median salary paid to executive directors of our compensation peer group companies.
Salary increases typically take effect in the first quarter of each year.

Salary increases will ordinarily be in line with increases awarded to other employees in the Company and will not ordinarily exceed 10% per year.
Salary adjustments may be made to reflect wider market conditions in the geography in which the individual operates.
				None, although overall performance of the individual is considered by the Board when setting salaries annually.	Not applicable
Benefits	Competitive benefits taking into account market value and benefits offered to the wider U.K. and U.S. management population.
Benefits include, but are not limited to, health insurance, life insurance and annual executive health physicals.
Benefits include provisions for relocation assistance upon appointment when applicable. Overseas allowance and reimbursement components could include: monthly housing allowance; cost of living allowance; transportation allowance; annual home leave allowance; dependents' schooling assistance; tax equalisation for certain overseas allowance and reimbursement benefits; foreign service premium; supplemental equity awards and other similar benefits.
Benefit provision is tailored to reflect market practice in the geography in which the executive director is based and different policies may apply if current or future executive directors are based in a different country.

Set at a level the Board considers appropriate as compared to benefits offered in connection with comparable roles by companies of a similar size in the relevant market.

Executive director benefits will ordinarily be in line with benefits offered to other salaried employees.

The Board reserves the discretion to increase its spend on benefits in appropriate circumstances such as in response to an increase in benefits costs. The Board further reserves the discretion to introduce new benefits where it concludes that it is in the interests of the Company to do so, having regard for the particular circumstances.
				None	Not applicable

Annex 1 - 3

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification(2)
Annual Cash Bonus	Incentivise delivery of Company strategic objectives and enhance performance on an annual basis.
Awards are provided to the executive director through the Ensco Cash Incentive Plan (the "ECIP"). Awards are tied to achievement of specific performance measures and are paid out in cash after the end of the financial year based on performance against the targets and performance measures set annually by the Board.
The maximum ECIP payout is $5 million per year. The maximum payout is established as two times the target payout. The threshold payout is one-half of target payout.
Performance metrics are formula-derived and selected annually based on the current business objectives. The Board may select performance measures from a list of financial, business and operational goals set forth in the ECIP, as it may be amended, restated or replaced from time to time.(3)

The Board will seek to reduce the size of cash incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.
Employer Matching and Profit Sharing Programs	Incentivise the delivery of Company strategic targets.	The executive director may participate in the employer matching and profit sharing provisions of our defined contribution savings plans on a tax-deferred basis.
The maximum total matching contribution annually is 5% of eligible salary.

Annual profit sharing distributions are limited to a maximum of 10% of eligible employee salary.

The Board may set a higher level in exceptional circumstances or to reflect local practice and regulation, if relevant.

				None	Not applicable
Long-Term Incentive Plan ("LTIP")(4)
Incentivise long-term Company financial performance in line with the Company's strategy and long-term shareholder returns.

Promote alignment with shareholders by tying executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes.

Awards will normally be made annually under the LTIP. The Board also has a practice of granting special equity awards to newly-hired or promoted officers and may grant special equity awards to ensure the retention of officers and to further support our succession planning efforts.
Awards will take the form of either share options, restricted share awards, restricted share unit awards, stock appreciation rights, performance awards and performance unit awards.  Except in exceptional circumstances, awards will generally vest over a three year period.
Participation and individual award levels will be determined at the discretion of the Board within the terms of the LTIP.
Performance awards and performance unit awards may be settled in cash, shares or a combination of cash and shares.

The maximum aggregate grant date fair value of awards under the LTIP made to a participant will not exceed $10 million per year.
Awards of share options, restricted share awards and restricted share unit awards will be time-based and are not subject to performance measures.
Performance awards and performance unit awards are earned at the end of a pre-determined period subject to performance against pre-determined performance measures and targets.
The Board may select performance measures from a list of financial, business and operational goals set forth in the LTIP, as it may be amended, restated or replaced from time to time.(5)
The Board has discretion to amend the performance measures in exceptional circumstances if it considers it appropriate to do so, such as during cases of accounting changes, relevant merger and acquisition activity and any non-significant changes. Any such amendments would be fully disclosed in the following year's remuneration report.
The Board will seek to claw back or reduce equity incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.

Annex 1 - 4

____________________

(1)
The Board reserves the right to make payments and to agree to make payments outside the Remuneration Policy in exceptional circumstances. The Board would only use this right where it believes the use is in the best interests of the Company and when it would be impractical to seek prior specific approval of the shareholders of the Company at a general meeting.

(2)
The Company has clawback provisions in its long-term incentive award agreements and award disqualification measures in the LTIP and the ECIP. Using this authority, the Board may seek to claw back or reduce equity incentive awards or reduce the size of cash incentive awards for executive officers, including executive directors, who violate our Code of Business Conduct or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).

(3)
Performance measures that may be selected by the Board in granting an ECIP award include: (a) net income as a percentage of revenue; (b) earnings per share (EPS); (c) return on net assets employed before interest and taxes (RONAEBIT); (d) operating margin as a percentage of revenue; (e) safety performance relative to industry standards and the Company annual target; (f) strategic team goals (STGs); (g) net operating profit after taxes; (h) net operating profit after taxes per share; (i) return on invested capital; (j) return on assets or net assets; (k) total stockholder return (TSR); (l) return on capital employed (ROCE); (m) relative total stockholder return (as compared with a peer group of the Company or other appropriate index); (n) earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (EBIT, EBITD, EBITDA); (o) net income; (p) free cash flow; (q) free cash flow per share; (r) revenue (or any component thereof); (s) revenue growth; (t) days sales outstanding (DSO); (u) downtime for any asset; (v) backlog related measures or (w) any other performance objective approved by the shareholders of the Company in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986. For example, the 2016 ECIP awards were made to the executive director based on the following performance measures: EBITDA; EPS; DSO; Safety (TRIR); Downtime for Floaters and Jackups and STGs.

(4)
Under the LTIP, the Board may grant, in addition to the restricted shares and performance unit awards under the previous Remuneration Policy, share options, restricted share unit awards, stock appreciation rights and performance awards, to align the policy with the awards that could be granted under the terms of the LTIP.

(5)
Performance measures that may be selected by the Board in granting a LTIP performance award or performance unit award include: (a) net income as a percentage of revenue; (b) earnings per share (EPS); (c) return on net assets employed before interest and taxes (RONAEBIT); (d) operating margin as a percentage of revenue; (e) safety performance relative to industry standards and the Company annual target; (f) strategic team goals (STGs); (g) net operating profit after taxes; (h) net operating profit after taxes per share; (i) return on invested capital; (j) return on assets or net assets; (k) total shareholder return (TSR); (l) relative total shareholder return (as compared with a peer group of the Company or other appropriate index) (relative TSR); (m) absolute return on capital employed (absolute ROCE); (n) relative return on capital employed (as compared with a peer group of the Company or other appropriate index) (relative ROCE); (o) earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (EBIT, EBITD, EBITDA); (p) net income; (q) free cash flow; (r) free cash flow per share; (s) revenue (or any component thereof); (t) revenue growth; (u) backlog related measures or (v) any other performance objective approved by the holders of Shares, in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986. For example, performance unit awards were granted to the executive director based upon long-term relative performance criteria during 2016 for the performance period beginning 1 January 2016 and ending 31 December 2018 based upon the relative TSR and Relative ROCE performance measures.

The Company's approach to annual salary reviews is consistent across the Company, with consideration given to the scope of the role, level of experience, responsibility, individual performance and pay levels in comparable companies.
The Company's approach to benefits and employer matching and profit sharing programs is to set executive director remuneration to be in line with such remuneration offered to other salaried employees.
All managers are eligible to participate in an annual bonus plan with similar metrics to those used for the executive directors. Other employees are eligible to participate in performance-based annual bonus plans. Opportunities and specific performance conditions vary by organisational level with business area-specific metrics incorporated where appropriate.

Annex 1 - 5

Total Remuneration by Performance

The total expected remuneration during fiscal year 2017 for our CEO for minimum, target and maximum performance is presented in the chart below. The chart below represents total expected remuneration as of 22 May 2017, the date our Remuneration Policy was approved by shareholders and is being provided herein solely for reference.

Thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Long-term Incentive
Annual Variable
Fixed
$3,240
77%
23%
$6,555
76%
13%
11%
$9,869
76%
16%
8%
Minimum
Target
Maximum

____________________

*
Mr. Trowell's base salary is denominated in GBP. However, for disclosure purposes, his base salary was converted to USD using the exchange rate of 1.234 which represents the 31 December 2016 period end rate.

Annex 1 - 6

The chart above assumes no share price movement and excludes dividend accruals. Assumptions made for each scenario are as follows:

Performance Level	Fixed	Annual Variable Compensation (ECIP)	Long-term Incentive Compensation (LTIP)
Minimum (Below Threshold)	Base salary	0% earned if performance is below threshold/ minimum acceptable on all performance measures	Restricted shares earned at 100% Performance units at 0% (ROCE and TSR rank ninth in performance peer group)
Target (In Line with Expectation)	Base salary	Target set at 110% of base salary, which is earned if performance measures are at 100% of goals and strategic team goals achievement "meets expectations"	Restricted shares earned at 100% Performance units at 100% of target (ROCE and TSR rank fifth in performance peer group)
Maximum	Base salary	Two times target if performance measures exceed maximum goals and strategic team goals are all achieved at an outstanding level (far exceeding expectations)	Restricted shares earned at 100% Performance units at 200% of target (ROCE and TSR rank first in performance peer group)
Remuneration Policy for Non-Executive Directors

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity
Fees	Attract and retain qualified candidates.
Reviewed annually by the Board by reference to the median of our compensation peer group companies.
Compensation adjustments, if applicable, are normally effective from on or around 1 June. Adjustments will not ordinarily exceed 10% per annum.
The Chairman of the Board and the chairs of the Audit, Compensation and Nominating and Governance Committees receive additional retainers to compensation for their roles. The additional retainer for the Chairman of the Board and the committee chairs are established by reference to the market median of our compensation peer group companies.
No eligibility for bonuses or retirement benefits.
Compensation also includes an annual award of stock-based compensation under the LTIP that is not subject to performance tests. Annual equity awards made to the Chairman of the Board and to other non-executive directors.

No prescribed maximum annual increase.
Benefits	Attract and retain qualified candidates.	Travel to Board meeting locations or the location of other Company business. Eligible to participate in U.S. and U.K. group health and welfare insurance plans.	None

Annex 1 - 7

Agreements with Non-Executive Directors

There are no agreements or letters of appointment in place with our non-executive directors. All directors are subject to annual nomination by the Board and re-election by our shareholders.
Recruitment and Promotion Arrangements

The remuneration package for a newly recruited or promoted director (or for a new director appointed to the Board in any other circumstances including a director appointed in connection with any merger and acquisition activity) would be set in accordance with the terms of the approved remuneration policy in force at the time of appointment. However, the Board reserves the right to make payments of fees and base salary (or annual retainer) and make benefit or annual cash bonus provisions or payments in respect of any other component of remuneration (including the terms and conditions attaching thereto) outside of the scope of the general policy (and its caps) for directors to meet individual circumstances of recruitment or in connection with any merger and acquisition activity. When determining appropriate remuneration for a new director, the Board will take into consideration all relevant factors (including quantum, nature of remuneration and the jurisdiction from which the candidate was recruited) to ensure that pay arrangements are in the best interests of the Company and its shareholders.
The Board may offer additional cash and/or share-based elements when it considers these to be in the best interests of the Company and, therefore, the shareholders. The Board has the discretion to offer awards of variable remuneration in excess of the maximums stated in the policy table if judged advisable to compensate a candidate for loss of awards or benefits as a result of leaving a previous employer (taking into account whether such benefits or awards would have been subject to performance criteria) or to meet individual circumstances of recruitment or where a director is appointed in connection with any merger and acquisition activity. The Board will ensure that any such compensation would have a fair value approximating that of the awards forfeited and would generally be determined on a comparable basis taking into account factors including the form in which the awards were granted, performance conditions attached, the probability of the awards vesting (past, current and likely future performance) as well as the vesting schedules. Depending on individual circumstances at the time, the Board has the discretion to determine the type of award (cash, shares or options, vesting and holding periods and whether or not performance conditions would apply). Any use of the discretion would be disclosed to shareholders if considered appropriate and reasonably practicable.
In the case of an internal appointment, any variable remuneration awarded in respect of the prior role may be paid in accordance with its terms on grant. In addition, any other ongoing remuneration obligations existing prior to appointment may continue.
Loss of Office Payment Policy

For executive directors, the Board will take into account all relevant factors (including, but not limited to, the circumstances of the loss of office, the performance of the relevant director during office and any commercial justifications) when considering making any payments for loss of office.
The Board reserves the discretion to:

•	make additional exit payments by way of settlement or compromise of any claim arising in connection with the termination of an executive director's office or employment;

•	pay an annual bonus or severance payment for the financial year in which the relevant executive director ceases to hold office with the Company;

•	retain or accelerate the vesting of LTIP awards; and

•	make other payments such as legal fees or outplacement costs, if considered commercially appropriate.
Long-Term Incentive Plan (LTIP)
Following dissolution, liquidation, reorganisation or change in control of the Company, both executive and non-executive directors receive certain benefits as described in the Company's LTIP. Under the LTIP, if the Company is dissolved or liquidated, then all outstanding equity awards will immediately vest or become exercisable or payable in full, and all

Annex 1 - 8

forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation. Upon the occurrence of a reorganisation, the Company will negotiate for the surviving entity or other purchaser involved to assume all obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the reorganisation. Any options that are not exercised will terminate on the effective date of the reorganisation.
A reorganisation is deemed to occur if there is:

•	a scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganisation.

If the employment of an executive director is terminated without cause or if an executive director resigns from his or her employment for good reason within the two-year period following a change in control of the Company, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. Any share options that are not exercised by the executive director will terminate on the earlier of the expiration of the share option term or 90 days after the date his or her employment terminates or such other date as may be determined by the Board and provided in the share option agreement.
A "change in control" will be deemed to have occurred under the LTIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
Our policy on termination payments upon a change in control is intended to reflect market practice in the U.S.
The Board may provide that any equity award subject to time vesting shall become fully vested upon retirement, death or permanent and total disability of a director. With respect to performance based equity awards made to executive directors, the Board may provide that such award will be subject to pro rata vesting upon retirement in a performance period based on the actual level of performance upon termination of employment by the Company. In addition, the Board may provide that any performance based equity awards made to executive directors will fully vest at target upon death or permanent and total disability.
If a director ceases to perform services for the Company for any reason not described above, except a dismissal for cause, the Board may elect to accelerate the vesting of some or all of the awards held by such director.
The terms "good reason" and "cause" are as defined in the LTIP.
Cash Incentive Plan (ECIP)
Following a change in control of the Company, executive directors receive certain benefits as described in the Company's ECIP. The ECIP provides that in the event of a change in control, the executive director is entitled to the target amount of the ECIP award within 60 days of the triggering event. The target ECIP payment is made on a pro rata basis based upon the number of days in the year that elapsed as of the date of the change in control. The Board may determine to pay the full target value of the ECIP awards without pro rata reduction.
A "change in control" will be deemed to have occurred under the ECIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
The ECIP also provides that in the event of death, permanent and total disability or retirement on or after normal retirement age, the executive director is entitled to an ECIP award for the year based on actual achievement of performance metrics.  The ECIP award is made on a pro rata basis based on the number of days in the year that

Annex 1 - 9

elapsed as of the date of the triggering event. In addition, the Board may provide that ECIP awards be paid at full target value, without proration, upon death or permanent and total disability.
Retention Award
In March 2017, the Board granted a retention award to Mr. Trowell. Mr. Trowell will earn (i) £900,000 if he remains employed through 31 December 2017 and (ii) an additional £900,000 if he remains employed through 31 December 2018. If termination occurs without cause or Mr. Trowell resigns for good reason within two years following a change in control, or upon death or permanent and total disability, then payment of the full amount of retention award is accelerated. If Mr. Trowell is terminated for cause or voluntarily resigns, any unearned tranche of the retention award is forfeited. If Mr. Trowell is terminated by the Company for any other reason on or prior to 31 December 2017, then payment in full of the first tranche of the retention award and a prorated portion of the second tranche is accelerated. If Mr. Trowell is terminated by the Company for any other reason after 31 December 2017, but prior to 31 December 2018, then payment in full of the second tranche of the retention award is accelerated.
Executive Director Employment Agreement
Mr. Trowell entered into an employment agreement with the Company dated 3 May 2014 (the "Agreement"). Mr. Trowell's employment under the Agreement will continue, subject to the terms of the Agreement, until terminated by either party giving the other not less than six months' prior notice in writing. The Agreement provides for certain benefits upon termination but does not provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits. If the Agreement is terminated by Ensco without cause, or if Mr. Trowell resigns for good reason, he is entitled to receive two years' base salary. If such a termination or resignation occurs within two years following a change in control, Mr. Trowell will receive two years' base salary plus two times the average of Mr. Trowell's actual bonus paid under the ECIP for the three year period (or, if less than three years of employment, such number of years) preceding the termination date.
Except as noted below with respect to Mr. Trowell's "make-whole" award, time vested equity awards granted to Mr. Trowell are subject to accelerated vesting of 20% of the award upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason. If such termination or resignation occurs within two years following a change in control, or upon retirement after normal retirement age, death or permanent and total disability, then 100% of the award will fully vest upon termination.
Mr. Trowell also received in 2014 a "make-whole" award of restricted share units as part of his new-hire package. This "make whole" award will cliff-vest at the end of three years and was intended to compensate Mr. Trowell for long-term incentive value with his former employer which was forfeited upon his departure to join Ensco. The "make-whole" award is subject to full accelerated vesting upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason, or upon retirement after normal retirement age, death or permanent and total disability.
The performance awards granted to Mr. Trowell are subject to pro rata vesting upon retirement after normal retirement age in a performance period. Upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason, the performance awards are subject to accelerated vesting of 20% based on the actual level of performance. If such termination or resignation occurs within two years following a change in control, or upon death or permanent and total disability, then 100% of the performance units will fully vest at target upon termination.
For purposes of Mr. Trowell's equity awards, the terms "change in control," "good reason" and "cause" are as defined in the Agreement.
Shareholding Guidelines

While placing significant weight on our annual performance, our overall remuneration package aligns the long-term interests of our shareholders and other stakeholders with those of management by incentivising growth in the value of the business over the long term. To support this alignment, we have adopted share ownership guidelines as we believe our directors and other senior managers should be encouraged to hold a prescribed level of shares in the Company. Over a period of five years from appointment, our directors are required to build a holding in the Company's vested and unvested shares to a minimum value equivalent to a specified multiple of his or her base salary or annual retainer (as applicable). The shareholding guidelines are set out in full in our Corporate Governance Policy (as amended from time to time in the absolute discretion of the Board).

Annex 1 - 10

Differences in Remuneration Policy for the Executive Directors Compared to Other Employees

The Remuneration Policy for executive directors is designed with regard to the employee remuneration policy across the Company. However, there are some differences in the structure of the Remuneration Policy for executive directors and other senior employees, which the Board believes are necessary to reflect the different levels of responsibility. The key difference in policy is the increased emphasis on performance-related pay for executive directors so that remuneration will increase or decrease in line with business performance and to align the interests of executive directors and shareholders. The structure of the reward package for the wider employee population is based on the principle that it should be sufficient to attract and retain the best talent and be competitive within our broader industry. It is driven by local market practice as well as the level of seniority and accountability, reflecting the global nature of our business.
Consultation with Employees

Although the Board does not consult directly with employees on the Remuneration Policy, the Board does consider the general basic salary increase, remuneration arrangements and employment conditions for the broader employee population when determining the remuneration policy for executive directors.
Consideration of Shareholder Views

The Board values shareholders' input on the design of our compensation programs. The Board believes that our programs are structured to deliver realised pay that is commensurate with performance and that we have a pay for performance approach to executive pay that holds management accountable for producing profitable growth. The Board also believes that we have adopted multiple compensation governance "best practices."

Based upon the Board's views on our current approach to executive director compensation, we have not made any significant structural or philosophical changes to our revised 2017 Remuneration Policy as a result of any comments or feedback expressed by shareholders on any aspects of remuneration.
DIRECTORS' REMUNERATION REPORT

Introduction
Ensco plc's ("we," "our" or the "Company") Board of Directors (the "Board") believes that our current program is competitive and appropriate within the market where we primarily compete for directors and executive talent. However, we are sensitive to the compensation governance practices prevalent in the United Kingdom and recognise that some characteristics of our current programs may not be consistent with those practices. Some characteristics of our programs that differ from typical U.K. practice but are common and competitively appropriate within our market include:

•
Awards of time-vested restricted shares to executives: restricted shares are a common award type among our compensation and performance peer groups and are intended to help encourage retention, facilitate long-term share ownership and further align our executive directors with our shareholders' interests. In 2017, time-vested restricted shares made up 50% of our executive director's annual long-term incentive awards. The other 50% was granted in the form of performance unit awards that will be settled in cash at the end of a three-year performance cycle, which are contingent upon achievement of certain levels of total shareholder return ("TSR") and return on capital employed ("ROCE") relative to our performance peer group.

•
The use of equity for compensating non-executive directors: equity is a common component of non-executive director compensation within our compensation and performance peer groups, where it is widely considered to be a "best practice" for non-executive directors to receive at least 50% of their annual compensation in equity.

Our director compensation program takes into account the additional director responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales and listed on the New York Stock Exchange and subject to U.S. Securities and Exchange Commission reporting requirements, as compared with other public companies that are listed and incorporated in the U.S.

Annex 1 - 11

References in this Remuneration Report to the Board include the Board as well as any other relevant committees of the Board.
2017 Compensation Highlights
Below are highlights of the compensation-related decisions that impacted our executive director and non-executive directors during 2017:

•
Base salary and retainers: In February 2017, the Board decided, for the third year in a row, to freeze the base salary for our executive director. There were no changes in 2017 to the retainers paid to our non-executive directors. In June 2016, the retainer for the Nominating and Governance Committee Chair was reduced by $5,000 and the annual grant of equity compensation awarded to each of our non-executive directors was reduced by $50,000.

•
Ensco Cash Incentive Plan ("ECIP") performance measures shifted to emphasise key operational performance measures: The ECIP provides annual cash bonus incentives to participating employees, including our executive director, based on the achievement of short-term and medium-term performance goals. In February 2017, the Board decided, for the third year in a row, to freeze ECIP target bonus opportunity percentages for our executives, including our executive director, notwithstanding the Company having achieved superior results in the prior year. In light of the Company's focus on increasing backlog in 2017 and the expected continuing challenging market conditions, the Compensation Committee elected to replace earnings per share (EPS) with Backlog Days as an ECIP performance measure. Additionally, the weightings for Floaters and Jackups downtime goals were increased by 5% each with an offsetting decline to the weighting for EBITDA. These changes to the 2017 ECIP metrics and weightings were made with the objective of placing focus on improving operational performance and winning new contracts for our rigs. While some of these measures may conflict with the goal of maximising EBITDA over the short term, they are critical to maintaining strong customer relationships and to ensuring the long-term health and sustainability of the business, which will enable Ensco to emerge from the current downturn better positioned to succeed.

Our non-executive directors do not participate in the ECIP.

•
Annual formula-derived ECIP bonuses for 2017 performance paid out at 127%: We achieved safety performance and Backlog Days in excess of our maximum goals. We achieved above-target performance for Floaters downtime and strategic team goals ("STGs") and above-threshold performance for EBITDA, Jackup downtime and Days Sales Outstanding ("DSO"). Safety achievements were the best in the Company's history.

•
Long-term performance units paid out at 58% of target: With respect to performance units granted in 2015 with a three-year performance period ended 31 December 2017, we achieved a rank of 8 and 4 out of 9 performance peer group companies in relative Total Shareholder Return ("TSR") and Return on Capital Employed ("ROCE") performance, respectively. After giving effect to the decline in our share price over the three-year performance period, the realisable value of these awards as of the end of 2017 was less than 12% of the original grant date value.

Our executive director receives performance units. Our non-executive directors do not receive performance units.
2017 long-term performance unit grants shifted from equity to cash: For 2017 grants of performance unit awards, we retained the same performance measures used in 2016 (TSR and ROCE) but shifted from performance unit awards settled in shares or cash to performance unit awards settled in cash in order to help manage dilution of shareholder value through equity-based compensation.

•
Retention awards approved for executive director: In February 2017, the Board approved cash-based retention awards for our executive officers, including our executive director, in order to address competitive pressures driven by the current downturn and to help ensure stability in our senior management team through the unprecedented industry downturn faced by the Company. Based upon this evaluation, the Board determined that a cash retention grant for our executive director equal to 1.5x current annual salary per year for two years would provide an appropriate retention incentive. The first half of the award vested on 31 December 2017 and was paid in January 2018. Our executive director will earn the second half of the retention award if he remains employed with the Company through 31 December 2018.

Annex 1 - 12

2017 Ensco Cash Incentive Plan ("ECIP") Payout (percent of target)			2015 - 2017 Performance Unit Payout (percent of target)

Measures	Performance Level		Measure	Performance Level
EBITDA(1)	$519,850	Above threshold	TSR (relative)	8 of 9	Threshold performance
Backlog Days(2)	7,901	Above maximum	ROCE (relative)	4 of 9	Above target performance
DSO(2)	69	Above threshold
Safety (TRIR)(2)	0.14	Above maximum
Downtime - Floaters(2)	1.93%	Above target
Downtime - Jackups(2)	1.60%	Above threshold
Strategic Goals	2.51	Exceeded expectations
____________________

(1)
EBITDA excludes net losses of $86.7 million relating to the Atwood acquisition, inclusive of transaction costs, and the settlement of an outstanding customer dispute relating to performance of drilling services beginning in mid-2011 through May 2012.  As a result of the adjustments, the percent of target earned for EBITDA was increased from 69.4% to 98.3%.

(2)	Performance results described in the above table exclude Atwood's results.
Submitted by Rod Clark, Chairman of the Compensation Committee
Board and Compensation Committee membership
The following table lists the current members of the Board and the Compensation Committee:

Board of Directors	Compensation Committee
Carl G. Trowell
J. Roderick Clark	Chairperson
Roxanne J. Decyk	Member
Mary E. Francis CBE
C. Christopher Gaut
Jack E. Golden
Gerald W. Haddock
Francis S. Kalman	Member
Keith O. Rattie
Paul E. Rowsey, III
Phil D. Wedemeyer
Mr. Trowell is the only executive director currently on the Board. Mr. Trowell was appointed to the Board on 2 June 2014. Mr. Trowell does not receive additional compensation for his services as a director. All other members of the Board are non-executive directors.

Annex 1 - 13

Compensation methodology and process
In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programs, the Board and Compensation Committee rely on outside experts to assist in their deliberations. During 2017, the Board and Compensation Committee received compensation advice and data from Pearl Meyer & Partners, LLC ("Pearl Meyer"). The Board and Compensation Committee also received data regarding compensation trends, issues and recommendations from management.
Pearl Meyer was engaged by the Compensation Committee to provide counsel regarding:

•	Compensation philosophy and practices, including executive and non-executive director compensation;

•	Peer group composition;

•	Compensation program design;

•	Short-term and long-term incentive plan administration; and

•	Competitive compensation analysis for executive officers and non-executive directors.
With respect to non-executive director compensation, Pearl Meyer reviewed the Company's philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation and non-executive director equity award programs. In connection with these reviews, Pearl Meyer provided the Compensation Committee with comparative market assessments of executive and non-executive director compensation levels, including information relative to compensation trends and retention prevailing practices.
In addition to providing the Board and Compensation Committee with information regarding compensation trends in the general marketplace, compensation practices of other companies in the drilling and oilfield services industries and regulatory compliance developments, Pearl Meyer also evaluated certain data that our Human Resources department submitted to the Compensation Committee regarding incentive compensation calculations for awards payable under the ECIP and the LTIP.
The Compensation Committee meets regularly in executive session with Pearl Meyer outside the presence of management. Pearl Meyer did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive and non-executive director compensation consulting.
Fees paid to Pearl Meyer by the Company during 2017 (approximately $287,500) were less than 1% of Pearl Meyer's total turnover.
The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent in providing executive compensation consulting services. The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.
We compete for executive-level talent with oilfield service companies as well as other industries and professions. To provide guidance to the Board and Compensation Committee, comparative salary data is obtained from several sources, including Pearl Meyer, industry-specific surveys and compensation peer company proxy statements filed with the U.S. Securities and Exchange Commission. Each year, Pearl Meyer reviews with the Compensation Committee the composition of the compensation and performance peer groups. Our compensation peer group, which was approved by the Compensation Committee for 2017 in consultation with Pearl Meyer, was composed of 12 drilling and oilfield services companies of a similar overall size and historical financial performance. The compensation peer group for 2017 was the same as our compensation peer group for 2016.
Compensation risk
The Compensation Committee carefully considers the relationship between risk and our overall compensation policies, programs and practices for the Chairman, Chief Executive Officer and non-executive directors. The Compensation Committee continually monitors the Company's general compensation practices, specifically the design, administration and assessment of our incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company. The Compensation Committee has determined that the Company's compensation plans and policies do not encourage excessive risk-taking.

Annex 1 - 14

The Compensation Committee also paid particular attention to potential unintended consequences associated with the establishment of the ECIP and performance unit award goals and related measurement criteria under the Long Term Incentive Plan ("LTIP"). In formulating such goals and performance criteria, the Compensation Committee focused on matters such as safety performance, financial performance, relative TSR, relative ROCE and STGs. The Compensation Committee determined that such goals and performance criteria did not encourage participation in high-risk activities that are reasonably likely to have a material adverse effect on the Company.
In addition, the Compensation Committee believes that there are numerous governance characteristics of our compensation programs that serve to mitigate excessive risk taking. We have clawback and award disqualification provisions in place in the LTIP awards and through the ECIP.
Remuneration Policy Summary for Executive Directors
Our current Remuneration Policy, which was approved at the Annual General Meeting on 22 May 2017, will apply until the 2020 Annual General Meeting of Shareholders, unless revised by a vote of shareholders ahead of that time. A copy of the Remuneration Policy is being provided to our shareholders as an annex to our proxy statement for our 2018 Annual General Meeting of Shareholders. Our proxy statement is available at www.proxyvote.com. The following is a summary of the Remuneration Policy as it applies to executive directors:

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification(2)
Salary and Fees	Attract and retain high performing individuals reflecting market value of role and the executive director's skills, experience and performance.
Salaries are set by the Board and are reviewed annually taking into account the executive director's role, experience and performance and by reference to the median salary paid to executive directors of our compensation peer group companies.
Salary increases typically take effect in the first quarter of each year.

Salary increases will ordinarily be in line with increases awarded to other employees in the Company and will not ordinarily exceed 10% per year.
Salary adjustments may be made to reflect wider market conditions in the geography in which the individual operates.
				None, although overall performance of the individual is considered by the Board when setting salaries annually.	Not applicable
Benefits	Competitive benefits taking into account market value and benefits offered to the wider U.K. and U.S. management population.
Benefits include, but are not limited to, health insurance, life insurance and annual executive health physicals.
Benefits include provisions for relocation assistance upon appointment when applicable. Overseas allowance and reimbursement components could include: monthly housing allowance; cost of living allowance; transportation allowance; annual home leave allowance; dependents' schooling assistance; tax equalisation for certain overseas allowance and reimbursement benefits; foreign service premium; supplemental equity awards and other similar benefits.
Benefit provision is tailored to reflect market practice in the geography in which the executive director is based and different policies may apply if current or future executive directors are based in a different country.

Set at a level the Board considers appropriate as compared to benefits offered in connection with comparable roles by companies of a similar size in the relevant market.

Executive director benefits will ordinarily be in line with benefits offered to other salaried employees.

The Board reserves the discretion to increase its spend on benefits in appropriate circumstances such as in response to an increase in benefits costs. The Board further reserves the discretion to introduce new benefits where it concludes that it is in the interests of the Company to do so, having regard for the particular circumstances.
				None	Not applicable

Annex 1 - 15

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification(2)
Annual Cash Bonus	Incentivise delivery of Company strategic objectives and enhance performance on an annual basis.
Awards are provided to the executive director through the Ensco Cash Incentive Plan (the "ECIP"). Awards are tied to achievement of specific performance measures and are paid out in cash after the end of the financial year based on performance against the targets and performance measures set annually by the Board.
The maximum ECIP payout is $5 million per year. The maximum payout is established as two times the target payout. The threshold payout is one-half of target payout.
Performance metrics are formula-derived and selected annually based on the current business objectives. The Board may select performance measures from a list of financial, business and operational goals set forth in the ECIP, as it may be amended, restated or replaced from time to time.(3)

The Board will seek to reduce the size of cash incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.
Employer Matching and Profit Sharing Programs	Incentivise the delivery of Company strategic targets.	The executive director may participate in the employer matching and profit sharing provisions of our defined contribution savings plans on a tax-deferred basis.
The maximum total matching contribution annually is 5% of eligible salary.

Annual profit sharing distributions are limited to a maximum of 10% of eligible employee salary.

The Board may set a higher level in exceptional circumstances or to reflect local practice and regulation, if relevant.

				None	Not applicable
Long-Term Incentive Plan ("LTIP")(4)
Incentivise long-term Company financial performance in line with the Company's strategy and long-term shareholder returns.

Promote alignment with shareholders by tying executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes.

Awards will normally be made annually under the LTIP. The Board also has a practice of granting special equity awards to newly-hired or promoted officers and may grant special equity awards to ensure the retention of officers and to further support our succession planning efforts.
Awards will take the form of either share options, restricted share awards, restricted share unit awards, stock appreciation rights, performance awards and performance unit awards.  Except in exceptional circumstances, awards will generally vest over a three year period.
Participation and individual award levels will be determined at the discretion of the Board within the terms of the LTIP.
Performance awards and performance unit awards may be settled in cash, shares or a combination of cash and shares.

The maximum aggregate grant date fair value of awards under the LTIP made to a participant will not exceed $10 million per year.
Awards of share options, restricted share awards and restricted share unit awards will be time-based and are not subject to performance measures.

Performance awards and performance unit awards are earned at the end of a pre-determined period subject to performance against pre-determined performance measures and targets.

The Board may select performance measures from a list of financial, business and operational goals set forth in the LTIP, as it may be amended, restated or replaced from time to time.(5)

The Board has discretion to amend the performance measures in exceptional circumstances if it considers it appropriate to do so, such as during cases of accounting changes, relevant merger and acquisition activity and any non-significant changes. Any such amendments would be fully disclosed in the following year's remuneration report.
The Board will seek to claw back or reduce equity incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.

Annex 1 - 16

____________________

(1)
The Board reserves the right to make payments and to agree to make payments outside the Remuneration Policy in exceptional circumstances. The Board would only use this right where it believes the use is in the best interests of the Company and when it would be impractical to seek prior specific approval of the shareholders of the Company at a general meeting.

(2)
The Company has clawback provisions in its long-term incentive award agreements and award disqualification measures in the LTIP and the ECIP. Using this authority, the Board may seek to claw back or reduce equity incentive awards or reduce the size of cash incentive awards for executive officers, including executive directors, who violate our Code of Business Conduct or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).

(3)
Performance measures that may be selected by the Board in granting an ECIP award include: (a) net income as a percentage of revenue; (b) earnings per share (EPS); (c) return on net assets employed before interest and taxes (RONAEBIT); (d) operating margin as a percentage of revenue; (e) safety performance relative to industry standards and the Company annual target; (f) strategic team goals (STGs); (g) net operating profit after taxes; (h) net operating profit after taxes per share; (i) return on invested capital; (j) return on assets or net assets; (k) total stockholder return (TSR); (l) return on capital employed (ROCE); (m) relative total stockholder return (as compared with a peer group of the Company or other appropriate index); (n) earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (EBIT, EBITD, EBITDA); (o) net income; (p) free cash flow; (q) free cash flow per share; (r) revenue (or any component thereof); (s) revenue growth; (t) days sales outstanding (DSO); (u) downtime for any asset; (v) backlog related measures or (w) any other performance objective approved by the shareholders of the Company in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986. For example, the 2016 ECIP awards were made to the executive director based on the following performance measures: EBITDA; EPS; DSO; Safety (TRIR); Downtime for Floaters and Jackups and STGs.

(4)
Under the LTIP, the Board may grant, in addition to the restricted shares and performance unit awards under the previous Remuneration Policy, share options, restricted share unit awards, stock appreciation rights and performance awards, to align the policy with the awards that could be granted under the terms of the LTIP.

(5)
Performance measures that may be selected by the Board in granting a LTIP performance award or performance unit award include: (a) net income as a percentage of revenue; (b) earnings per share (EPS); (c) return on net assets employed before interest and taxes (RONAEBIT); (d) operating margin as a percentage of revenue; (e) safety performance relative to industry standards and the Company annual target; (f) strategic team goals (STGs); (g) net operating profit after taxes; (h) net operating profit after taxes per share; (i) return on invested capital; (j) return on assets or net assets; (k) total shareholder return (TSR); (l) relative total shareholder return (as compared with a peer group of the Company or other appropriate index) (relative TSR); (m) absolute return on capital employed (absolute ROCE); (n) relative return on capital employed (as compared with a peer group of the Company or other appropriate index) (relative ROCE); (o) earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (EBIT, EBITD, EBITDA); (p) net income; (q) free cash flow; (r) free cash flow per share; (s) revenue (or any component thereof); (t) revenue growth; (u) backlog related measures or (v) any other performance objective approved by the holders of Shares, in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986. For example, performance unit awards were granted to the executive director based upon long-term relative performance criteria during 2016 for the performance period beginning 1 January 2016 and ending 31 December 2018 based upon the relative TSR and Relative ROCE performance measures.

Annex 1 - 17

Total shareholder return
The chart below presents a comparison of the six-year cumulative total return, assuming $100 invested on 31 December 2009 for Ensco plc, the Standard and Poor's MidCap 400 Index and a self-determined peer group. Total return assumes the reinvestment of dividends, if any, in the security on the ex-dividend date. Since Ensco operated exclusively as an offshore drilling company, a self-determined peer group composed exclusively of major offshore drilling companies has been included as a comparison.* Ensco is no longer part of the Standard & Poor's 500 Stock Price Index. The Standard & Poor's MidCap 400 Index includes Ensco and has been included as a comparison.
COMPARISON OF CUMULATIVE TOTAL RETURN*
Among Ensco plc, the S&P MidCap 400 Index and Peer Group

Share price
The highest and lowest prices of the Company's Class A ordinary shares during the year ended 31 December 2017 were $11.73 and $4.14, respectively. The closing market price of the Company's Class A ordinary shares on 31 December 2017 was $5.91.
Information subject to audit
The auditors are required to report on the information contained in the Share Price section above and tables A, B, C, D, E and F below.
Remuneration of Chief Executive Officer
The Chief Executive Officer, our only current executive director, does not receive any additional compensation for his services as director.
A longstanding objective of the Board has been to motivate, reward and retain our Chief Executive Officer by means of equity compensation through our LTIP. The value of equity awards over time bears a direct relationship to the market price of our shares, which the Board believes will promote alignment with shareholders, instill a sense of ownership and shareholder perspective that will manifest itself in positive and sustainable long-term performance and provide a strong retentive element to our compensation program. In order to accomplish these goals, our approach to long-term incentive compensation included a combination of time-vested and performance-based long-term incentive awards. The tables below summarise total Chief Executive Officer remuneration and include annual bonus payouts and performance unit awards vesting as a percentage of maximum opportunity for the current year and previous four years.

Annex 1 - 18

Mr. Trowell was hired as our President and Chief Executive Officer on 2 June 2014. Upon hiring Mr. Trowell, Daniel W. Rabun retired as Chief Executive Officer but remained employed by the Company as an executive director to serve as Chairman of the Board of Directors until 18 May 2015. The remuneration disclosed in the table below reflects the total remuneration for Mr. Trowell since his appointment as Chief Executive Officer in June 2014:

	2017	2016	2015	2014(1)
Total Remuneration	$5,906,374	$4,550,662	$4,933,408	$7,758,001
Annual Bonus as a Percentage of Maximum	64%	50%	69%	30%
Performance Awards Vesting as a Percentage of Maximum	12%	7%	N/A	N/A
____________________

(1)	In connection with Mr. Trowell's hiring, he was granted a make-whole restricted share award subject to a three-year cliff vesting of $4.0 million.
The remuneration disclosed below reflects the total remuneration for Mr. Rabun from 2009 through his retirement as Chief Executive Officer in June 2014, including a prorated annual bonus payout during 2014:

	2014	2013	2012	2011	2010	2009
Total Remuneration	$5,835,655	$9,878,742	$10,188,238	$10,897,191	$7,152,858	$4,619,128
Annual Bonus as a Percentage of Maximum	30%	54%	77%	61%	68%	66%
Performance Awards Vesting as a Percentage of Maximum	30%	40%	66%	43%	77%	57%

Remuneration of Executive Director - Table A
The compensation paid to our executive director for the fiscal years ended 31 December 2017, 2016 and 2015 is reported in the tables below.

Name	Year	Salary and Fees ($)	Taxable Benefits ($)(2)	Annual Incentives ($)(3)	Long-Term Incentives ($)(4)	Pensions ($)	Other ($)(5)	Total ($)
Carl G. Trowell(1)	2017	772,800	92,236	3,583,027	299,111	—	1,159,200	5,906,374
	2016	816,000	163,513	3,397,608	173,541	—	—	4,550,662
	2015	893,820	189,230	3,850,358	—	—	—	4,933,408
____________________

(1)	Mr. Trowell was appointed to the Board on 2 June 2014.

(2)	Taxable benefits provided to our executive director include the following:

Name	Year	Group Term Life Insurance	Dividends on Share Awards*	Other	Total
Carl G. Trowell	2017	$605	$52,991	$38,640	$92,236
	2016	$639	$80,334	$82,540	$163,513
	2015	$618	$117,851	$70,761	$189,230
____________________
* The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2017, 2016 and 2015 on the director's unvested restricted shares and share units and the 2014-2016 performance unit awards and the dividends that are to be paid for the 2015-2017 performance unit awards.

(3)
The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share awards or units granted during the respective year and bonuses awarded for the respective years pursuant to the ECIP.

Annex 1 - 19

(4)
The amounts disclosed in this column represent aggregate amounts received or receivable in respect of performance unit awards where final vesting is or was determined as a result of the achievement of performance measures or targets relating to a period ending in the relevant financial year. Please see below for further information on individual award calculations and performance unit awards outstanding at the beginning and end of 2017.

The following table sets forth information regarding the components of annual incentives earned by our executive director for the fiscal years ended 31 December 2017, 2016 and 2015:

Name	Year	Restricted Share Awards ($)	ECIP ($)	Total ($)
Carl G. Trowell	2017	2,500,025	1,083,002	3,583,027
	2016	2,500,008	897,600	3,397,608
	2015	2,500,028	1,350,330	3,850,358
During 2017, the Board approved financial, safety performance and STGs for our executive officers, including our executive director, for the 2017 plan year. The ECIP performance measures and actual results for the executive officers for the 2017 plan year were as follows:
2017 ECIP PERFORMANCE MEASURES

Performance Measure	Weighting	Threshold	Target	Maximum	Actual Results	% of Target Earned
EBITDA(1)	30.0%	$375,000	$525,000	$625,000	$519,850	29.5%
Backlog Days(2)	10.0%	4,500	5,500	6,500	7,901	20.0%
DSO(2)	10.0%	76	66	56	69	8.5%
TRIR(2)	10.0%	0.40	0.30	0.20	0.14	20.0%
Downtime - Floaters(2)	10.0%	4.50%	3.50%	1.50%	1.93%	17.9%
Downtime - Jackups(2)	10.0%	1.70%	1.35%	1.00%	1.60%	6.4%
STGs	20.0%	1.00	2.00	4.00	2.51	25.1%
TOTAL AWARD	100%					127.4%
____________________

(1)
EBITDA excludes net losses of $86.7 million relating to the Atwood acquisition, inclusive of transaction costs, and the settlement of an outstanding customer dispute relating to performance of drilling services beginning in mid-2011 through May 2012.  As a result of the adjustments, the percent of target earned for EBITDA was increased from 69.4% to 98.3%.

(2)	Performance results in the above table exclude Atwood's operational, safety and financial post-close results.
Individual Award Calculation

Executive Officer	2017 Target Opportunity		Weighted % of Target Earned	=	Formula-Derived ECIP Award	+	Discretionary Adjustment ($)	=	Actual ECIP Award
		x
Mr. Trowell	$850,080		127.4%		$1,083,002		—		$1,083,002

Annex 1 - 20

The performance measures and actual results for performance unit awards granted under the LTIP during 2015 for the performance period beginning 1 January 2015 and ending 31 December 2017 were as follows:

Performance Measure	Weight		Threshold	Target	Maximum	Actual Results	% of Target Payout Achieved
Relative TSR	50%	Rank Award Multiplier	7 of 9 0.32	Between 4 and 5 of 9 1.0	1 of 9 2.00	8	—%
Relative ROCE	50%	Rank Award Multiplier	7 of 9 0.32	Between 4 and 5 of 9 1.0	1 of 9 2.00	4	116%
Performance unit awards granted under the LTIP during 2015 for the performance period beginning 1 January 2015 and ending 31 December 2017 were paid to our executive director in shares in March 2018 as follows in the table below.

	Relative TSR	Relative ROCE	Total Shares Earned	Total Value of Shares Earned*
Carl G. Trowell	—	50,611	50,611	$299,111
____________________
* Performance unit awards valued based on the share closing price of $5.91 on 31 December 2017.

(5)
The amount disclosed in this column consists of the portion of the retention award that vested on 31 December 2017 and was paid in January 2018. See "2017 Compensation Highlights" in this remuneration report for further information.

Performance Unit Awards - Table B
The following table sets forth information regarding performance unit awards outstanding at the beginning and end of 2017 for our executive director. Our non-executive directors do not receive performance unit awards.

	Date of Grant		End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)	Grant-date Fair Value of Performance Unit Awards at Beginning of FY ($)(2)(3)(4)	Grant-date Fair Value of Performance Unit Awards Granted During the FY ($)(2)(3)(4)	Actual Payout Related to Awards Which Vested During the FY ($)	Grant-date Fair Value of Performance Unit Awards at End of FY ($)(2)(3)(4)
Carl G. Trowell	2/6/2014		31/12/2016	2,500,009	—	173,541	—
	23/2/2015	(5)	31/12/2017	2,499,984	—	N/A	2,499,984
	3/3/2016		31/12/2018	2,275,000	—	N/A	2,275,000
	6/3/2017		31/12/2019	—	2,500,000	N/A	2,500,000
____________________

(1)
Performance unit awards are measured over a three-year performance period. Any amounts earned under the performance unit awards are not payable until after the close of the performance period. Performance awards are subject to forfeiture if the recipient leaves the Company prior to award payout.

(2)
Grant-date fair value for performance unit awards is measured using the estimated probable payout on the grant date. The performance unit awards are based upon financial performance measured over the three-year performance period. Performance unit awards granted in 2017 are denominated and paid in cash. Performance unit awards granted in 2015 and 2016 are denominated in units and may be settled in shares or cash at the sole discretion of the Board. The goals for the performance unit awards granted have three performance bands: a threshold, a target and a maximum. If the minimum threshold for the respective financial performance measure is not met, no amount will be paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component.

Annex 1 - 21

(3)
TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the performance period and the final quarter of the performance period, respectively. ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

(4)
The Company's relative performance is evaluated against a group of eight performance peer companies, consisting of Diamond Offshore Drilling, Inc., Helmerich & Payne, Inc., Hercules Offshore, Inc., Nabors Industries Ltd., Noble Corporation, Parker Drilling Company, Rowan Companies plc and Transocean Ltd. If the group decreases in size during the performance period as a result of mergers, acquisitions or economic conditions, the applicable multipliers will be adjusted to pre-determined amounts based on the remaining number of performance peer group companies for the two relative performance measures.

(5)	The performance unit award for the performance period beginning 1 January 2015 and ending 31 December 2017 was paid in shares in March 2018.

Annex 1 - 22

Remuneration of non-executive directors
The Remuneration Policy, which was approved at the Annual General Meeting on 22 May 2017, will apply until the 2020 Annual General Meeting of Shareholders. The following is a summary of the Current Remuneration Policy as it applies to non-executive directors:

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity
Fees	Attract and retain qualified candidates.
Reviewed annually by the Board by reference to the median of our compensation peer group companies.
Compensation adjustments, if applicable, are normally effective from on or around 1 June. Adjustments will not ordinarily exceed 10% per annum.
The Chairman of the Board and the chairs of the Audit, Compensation and Nominating and Governance Committees receive additional retainers to compensation for their roles. The additional retainer for the Chairman of the Board and the committee chairs are established by reference to the market median of our compensation peer group companies.
No eligibility for bonuses or retirement benefits.
Compensation also includes an annual award of stock-based compensation under the LTIP that is not subject to performance tests. Annual equity awards made to the Chairman of the Board and to other non-executive directors.

No prescribed maximum annual increase.
Benefits	Attract and retain qualified candidates.	Travel to Board meeting locations or the location of other Company business. Eligible to participate in U.S. and U.K. group health and welfare insurance plans.	None

Annex 1 - 23

Non-Executive Directors Compensation - Table C
The compensation paid to our non-executive directors for the fiscal years ended 31 December 2017 and 2016 is reported in the tables below. The compensation paid to non-executive directors includes an element of equity-based compensation, designed to provide greater alignment of interests between non-executive directors and the Company's shareholders. This equity-based compensation is not subject to the achievement of performance metrics given the nature of the role performed by the non-executive directors.

Name	Year	Salary and Fees ($)	Taxable Benefits ($)(1)	Annual Incentives ($)(2)	Total ($)
J. Roderick Clark	2017	115,000	14,909	200,009	329,918
	2016	115,000	12,185	200,016	327,201
Roxanne J. Decyk	2017	100,000	17,796	200,009	317,805
	2016	100,000	12,368	200,016	312,384
Mary E. Francis CBE	2017	100,000	5,566	200,009	305,575
	2016	100,000	3,010	200,016	303,026
C. Christopher Gaut	2017	100,000	7,343	200,009	307,352
	2016	100,000	1,282	200,016	301,298
Jack E. Golden	2017	48,641	238	130,419	179,298
	2016	—	—	—	—
Gerald W. Haddock	2017	100,000	18,726	200,009	318,735
	2016	100,000	12,419	200,016	312,435
Francis S. Kalman	2017	100,000	17,175	200,009	317,184
	2016	100,000	13,200	200,016	313,216
Keith O. Rattie	2017	120,000	16,274	200,009	336,283
	2016	120,000	12,314	200,016	332,330
Paul E. Rowsey, III	2017	210,000	11,745	275,015	496,760
	2016	211,250	9,062	275,025	495,337
Phil D. Wedemeyer	2017	48,641	238	130,419	179,298
	2016	—	—	—	—
____________________

(1)
Taxable benefits provided to our non-executive directors include dividends on non-vested restricted share awards, payments made by the Company on the behalf of the directors for contributions to group health and welfare insurance and payments made by the Company to reimburse directors for business expenses incurred in connection with the attendance of Board meetings in the U.K., which are subject to U.K. income tax.

The payments made by the Company to each director during 2017 and 2016 as reimbursement for business expenses incurred in connection with the attendance of Board meetings in the United Kingdom, which are subject to U.K. income tax are as follows:

Name	2017	2016
J. Roderick Clark	$3,643	$1,979
Roxanne J. Decyk	$6,530	$2,162
Mary E. Francis CBE	$2,871	$774
C. Christopher Gaut	$5,578	$246
Jack E. Golden	$—	$—
Gerald W. Haddock	$7,460	$2,213
Francis S. Kalman	$5,909	$2,994
Keith O. Rattie	$5,008	$2,108
Paul E. Rowsey, III	$9,337	$7,697
Phil D. Wedemeyer	$—	$—

(2)	The non-executive director amounts disclosed in this column represent the aggregate grant-date fair value of restricted share units granted during the respective year.

Annex 1 - 24

Time-vested Restricted Shares - Table D
The following table sets forth information regarding the number and amount of restricted share awards outstanding at the beginning and end of the fiscal year ended 31 December 2017 for each director serving on the Board during 2017:

	Date of Grant	End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)		Restricted Shares/Units Outstanding at Beginning of FY (#)	Restricted Shares/Units Granted During the FY (#)	Restricted Shares/Units Which Vested During the FY (#)	Market Price Per Share on Date of Grant ($)	Market Price Per Share on Vesting of Award ($)	Income Realised Upon Vesting ($)	Restricted Shares/Units Outstanding at End of FY (#)
Carl G. Trowell	2/6/2014	2/6/2017	(2)	76,176	—	76,176	52.51	6.14	467,721	—
	2/6/2014	2/6/2017	(3)	15,870	—	15,870	52.51	6.14	97,442	—
	23/2/2015	1/3/2018	(3)	58,174	—	29,087	28.65	9.73	283,017	29,087
	3/3/2016	3/3/2019	(3)	228,729	—	76,243	10.93	9.91	755,568	152,486
	6/3/2017	6/3/2020	(3)	—	259,608	—	9.63	N/A	N/A	259,608
J. Roderick Clark	2/6/2014	2/6/2017	(4)	1,587	—	1,587	52.51	6.14	9,744	—
	1/6/2015	1/6/2018	(4)	7,124	—	3,562	23.40	6.32	22,512	3,562
	1/6/2016	1/6/2019	(4)	20,727	—	6,909	9.65	6.32	43,665	13,818
	1/6/2017	1/6/2020	(4)	—	31,647	—	6.32	N/A	N/A	31,647
Roxanne J. Decyk	2/6/2014	2/6/2017	(4)	1,587	—	1,587	52.51	6.14	9,744	—
	1/6/2015	1/6/2018	(4)	7,124	—	3,562	23.40	6.32	22,512	3,562
	1/6/2016	1/6/2019	(4)	20,727	—	6,909	9.65	6.32	43,665	13,818
	1/6/2017	1/6/2020	(4)	—	31,647	—	6.32	N/A	N/A	31,647
Mary E. Francis CBE	2/6/2014	2/6/2017	(4)	1,587	—	1,587	52.51	6.14	9,744	—
	1/6/2015	1/6/2018	(4)	7,124	—	3,562	23.40	6.32	22,512	3,562
	1/6/2016	1/6/2019	(4)	20,727	—	6,909	9.65	6.32	43,665	13,818
	1/6/2017	1/6/2020	(4)	—	31,647	—	6.32	N/A	N/A	31,647
C. Christopher Gaut	2/6/2014	2/6/2017	(4)	1,587	—	1,587	52.51	6.14	9,744	—
	1/6/2015	1/6/2018	(4)	7,124	—	3,562	23.40	6.32	22,512	3,562
	1/6/2016	1/6/2019	(4)	20,727	—	6,909	9.65	6.32	43,665	13,818
	1/6/2017	1/6/2020	(4)	—	31,647	—	6.32	N/A	N/A	31,647
Jack E. Golden	6/10/2017	6/10/2021	(5)	—	15,000	3,000	5.68	N/A	N/A	12,000
	1/11/2017	1/11/2020	(4)	—	23,799	—	5.48	N/A	N/A	23,799
Gerald W. Haddock	2/6/2014	2/6/2017	(4)	1,587	—	1,587	52.51	6.14	9,744	—
	1/6/2015	1/6/2018	(4)	7,124	—	3,562	23.40	6.32	22,512	3,562
	1/6/2016	1/6/2019	(4)	20,727	—	6,909	9.65	6.32	43,665	13,818
	1/6/2017	1/6/2020	(4)	—	31,647	—	6.32	N/A	N/A	31,647
Francis S. Kalman	2/6/2014	2/6/2017	(4)	1,587	—	1,587	52.51	6.14	9,744	—
	1/6/2015	1/6/2018	(4)	7,124	—	3,562	23.40	6.32	22,512	3,562
	1/6/2016	1/6/2019	(4)	20,727	—	6,909	9.65	6.32	43,665	13,818
	1/6/2017	1/6/2020	(4)	—	31,647	—	6.32	N/A	N/A	31,647
Keith O. Rattie	2/6/2014	2/6/2017	(4)	1,587	—	1,587	52.51	6.14	9,744	—
	1/6/2015	1/6/2018	(4)	7,124	—	3,562	23.40	6.32	22,512	3,562
	1/6/2016	1/6/2019	(4)	20,727	—	6,909	9.65	6.32	43,665	13,818
	1/6/2017	1/6/2020	(4)	—	31,647	—	6.32	N/A	N/A	31,647
Paul E. Rowsey, III	2/6/2014	2/6/2017	(4)	1,587	—	1,587	52.51	6.14	9,744	—
	1/6/2015	1/6/2018	(4)	9,260	—	4,630	23.40	6.32	29,262	4,630
	1/6/2016	1/6/2019	(4)	28,500	—	9,500	9.65	6.32	60,040	19,000
	1/6/2017	1/6/2020	(4)	—	43,515	—	6.32	N/A	N/A	43,515
Phil D. Wedemeyer	1/11/2017	1/11/2020	(4)	—	23,799	—	5.48	N/A	N/A	23,799

Annex 1 - 25

________________

(1)	The end of period date noted in the table above refers to the date on which all restricted share awards and units for the grant identified have vested.

(2)	Restricted share units granted in the form of time-vested restricted shares that cliff vest after three years.

(3)	Restricted share units vest (restrictions lapse) at a rate of 33% each year over a three-year period from the grant date.

(4)	Restricted share units granted to non-executive directors between 2014 and 2017 vest (restrictions lapse) at a rate of 33% each year over a three-year period or upon retirement from the Board.

(5)
Prior to the acquisition of Atwood, Mr. Golden had elected to defer receipt of 9,375 shares under Atwood's deferred compensation plan for non-employee directors.  Upon closing of the acquisition, these shares were converted into 15,000 Ensco share units at a share price of $5.68. 3,000 of these share units were settled in shares and issued to Mr. Golden on the acquisition date with the remaining 12,000 share units scheduled to settle in shares at a rate of 25% over the four-year period from the acquisition date.

Director option ownership - Table E
None of our directors have outstanding options.
Other remuneration
We do not have a defined benefit pension scheme.
Agreements with directors
There are no agreements or letters of appointment in place with our non-executive directors. All directors are subject to annual nomination by the Board and re-election by our shareholders.
On 3 May 2014, the Company entered into an employment agreement with Mr. Trowell. Mr. Trowell's employment under the employment agreement will continue, subject to the terms of the agreement, until terminated by either party giving the other not less than six months' prior notice in writing. A copy of Mr. Trowell's employment agreement is filed as Exhibit 10.1 to the Company's quarterly report on Form 10-Q filed on 1 August 2014 (see www.sec.gov).
Shareholder Guidelines
Equity accumulation by our directors is encouraged, and we have specific security ownership guidelines, which are included in the Ensco Corporate Governance Policy. As respects non-executive directors, within five years of appointment to the Board, each such director should hold a number of vested and unvested shares of the Company having a value of at least five times the director's annual retainer. As respects named executive officers, guidelines specific to the position in question shall apply within five years of appointment to the position. Our executive director should hold a number of vested and unvested shares having a fair market value of at least six times his or her base salary. Each executive and non-executive director was in compliance with these guidelines at the end of 2017.

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Directors' interest in shares - Table F
The interest of the current directors in office as of 31 December 2017 in shares and share incentives are shown in the table below.

Name	Unvested Restricted Shares/Units held as of 31 Dec 2017	Unrestricted Shares held as of 31 Dec 2017	Vested Unexercised Options held as of 31 Dec 2017	Unearned Performance Unit Awards held as of 31 Dec 2017(1)	Total Awards held as of 31 Dec 2017

Executive Director
Carl G. Trowell	441,181	148,508	—	315,990	905,679

Non-executive Directors
J. Roderick Clark	49,027	41,029	—	—	90,056
Roxanne J. Decyk	49,027	21,393	—	—	70,420
Mary E. Francis CBE	49,027	11,847	—	—	60,874
C. Christopher Gaut	49,027	44,715	—	—	93,742
Jack E. Golden (2)	23,799	77,500	—	—	101,299
Gerald W. Haddock	49,027	48,412	—	—	97,439
Francis S. Kalman	49,027	43,284	—	—	92,311
Keith O. Rattie	49,027	35,481	—	—	84,508
Paul E. Rowsey, III	67,145	62,670	—	—	129,815
Phil D. Wedemeyer	23,799	71,023	—	—	94,822
___________________

(1)	The amounts disclosed represent the target level of performance for Mr. Trowell's unearned performance unit awards as of 31 December 2017.

(2)	The unrestricted shares held as of 31 December 2017 by Mr. Golden is inclusive of the 12,000 share units described in footnote 5 to Table D.
Statement of change in pay of Chief Executive Officer compared with employees
The table below summarises the percentage change in salary, taxable benefits and annual incentives of the Chief Executive Officer and our employee population, as defined below, for the fiscal years ended 31 December 2017 and 2016.

	Chief Executive Officer		Employees
	Percentage Change (2017 vs 2016)		Percentage Change (2017 vs 2016)(1)
Salary	—%		0.8%
Taxable Benefits	(40.6)%	(2)	(26.2)%	(2)
Annual Incentives	5.7%		(3.4)%
___________________

(1)	We selected our Corporate salaried employee population for this comparison based upon the duties of these employees, the locations where they work and the structure of their remuneration.

(2)
Taxable benefits for Mr. Trowell consist of: dividends paid during on restricted share awards; dividends for the 2014-2016 and 2015-2017 performance unit awards; payments in lieu of matching contributions; group term life insurance; and tax preparation fees. Taxable benefits for employees consist primarily of: dividends paid on restricted share awards; dividends for the 2015-2017 performance unit awards payable to only our senior executives; and overseas allowances to the extent paid to any given employee.

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Relative Importance of Spend on Pay
The table below shows the overall spend on employee pay, dividend payments and capital expenditures for the fiscal years ended 31 December 2017 and 2016.

	2017	2016	Percentage Change
Employee Pay	$549,700,000	$627,300,000	(12)%
Dividend Payments	$13,800,000	$11,600,000	19%
Capital Expenditures(1)	$536,700,000	$322,200,000	67%
___________________

(1)	Capital Expenditures consist of expenditures on new rig construction, rig enhancement and minor upgrades and improvements.
Implementation statement (Period from 1 January 2018 to 31 December 2018)
Base Salary, Benefits, Employer Matching and Profit Sharing Programs
Base salary, benefits and employer matching and profit sharing programs were implemented in line with the Current Remuneration Policy.
2018 ECIP Awards
The ECIP awards were implemented in line with the Remuneration Policy.
For the 2018 plan year, the Board approved three performance bands (threshold, target and maximum) for each of the measures under the ECIP. The 2018 ECIP performance measures and weightings approved by the Board were as follows:

Performance Measure	Weighting
EBITDA(1)	50%
Safety (TRIR/Process Safety)	10%
Downtime - Floaters	10%
Downtime - Jackups	10%
STGs	20%
TOTAL	100%
___________________

(1)	For purposes of the ECIP, EBITDA is calculated by taking operating revenue and subtracting contract drilling expenses and general and administrative expenses, excluding amortisation.
As we continue to weather the prolonged downturn, cash management and liquidity remain a strategic priority for the Company. Furthermore, as signs of a cyclical bottom emerge in the offshore drilling market, we will focus on margin improvement as opportunities for pricing recovery emerge. As a result, our Board elected to replace DSO and Backlog Days with an increased weight assigned to EBITDA as this metric focuses on margin, cash generation and cost containment. In an effort to further emphasise our focus on safety, Process Safety was introduced as an additional component of our Safety performance measure. The changes to the 2018 ECIP metrics and weightings were made with the objective of placing focus on operational performance while never losing sight of safety and operational excellence.
Following consideration of compensation data presented by Pearl Meyer, the Board approved the following target incentive opportunities for the executive director for 2018, which are identical to the target incentive opportunities for 2017:

Name	2018 Incentive Award Opportunity (as a % of Salary)
	Threshold (0.5x target)	Target	Maximum (2x target)
Mr. Trowell	55%	110%	220%

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2018 LTIP Awards
LTIP Awards were implemented in line with the Current Remuneration Policy.
The performance award matrix setting forth the ranks required to achieve threshold, target and maximum performance for both types of performance unit awards is set forth in the table below:

2018 Performance Award Matrix
Performance Measure		Threshold	Target	Maximum
Relative TSR	Rank Award Multiplier	5 of 7 0.67	4 of 7 1.00	1 of 7 2.00
Relative ROCE	Rank Award Multiplier	5 of 7 0.67	4 of 7 1.00	1 of 7 2.00
The performance unit awards granted in 2018 consist of two types of performance unit awards for the performance period beginning 1 January 2018 and ending 31 December 2020: (i) performance unit awards based on Relative TSR; and (ii) performance unit awards based on our Relative ROCE. The 2018 performance unit target value is split evenly between Relative TSR performance units and Relative ROCE performance units. In the interest of helping to limit dilution to our shareholders at lower stock prices, the 2018 performance unit awards are denominated and settled in cash.
The performance peer group for the 2018 performance unit awards was changed from our 2017 peer group to remove SeaDrill Ltd due to its Chapter 11 U.S. Bankruptcy Code restructuring announced in 2017. Additionally, the 2018 performance peer group excludes Atwood Oceanics, Inc. due to our acquisition of Atwood in 2017.
Shareholder voting on remuneration matters
The Board values shareholders' input on the design of our employee compensation programs. The Board believes that our programs are structured to deliver realised pay that is commensurate with performance and that we have a pay for performance approach to executive pay that holds management accountable for producing profitable growth. The Board also believes that we have adopted multiple compensation governance "best practices."
At our last annual general meeting of shareholders held on 22 May 2017, we received 212,501,029 votes in favour of our Directors' Remuneration Report, 17,461,125 votes in opposition and 440,683 abstentions, for total support of 92.4% of the votes cast on the proposal and total opposition of 7.6% of the votes cast on the proposal.
Based upon the level of shareholder support for our Directors' Remuneration Report expressed through our 2017 vote, we did not make any significant structural or philosophical changes to our director compensation programs this year.
Please see "2018 implementation statement" above for a description of other compensation changes being implemented in 2018.
The Directors' Remuneration Report was approved by the Board of Directors on 23 March 2018 and was signed on its behalf by:
Carl G. Trowell
Director, President and Chief Executive Officer

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Annex 2
Ensco plc 2018 Long-Term Incentive Plan
(As Effective May 21, 2018)
SECTION 1.
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
Section 1.1    Background and Purpose
Ensco plc, a public limited company incorporated under the laws of England and Wales (the “Company”), has adopted this plan document, entitled “Ensco plc 2018 Long-Term Incentive Plan” (the “Plan”), effective as of May 21, 2018 (the “Effective Date”). This Plan applies to all Incentive Awards granted on or after the Effective Date.
The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase shareholder value by: (a) encouraging the commitment of selected key Employees, (b) motivating superior performance of key Employees by means of long-term performance related incentives, (c) encouraging and providing key Employees with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s shareholders, (d) attracting and retaining key Employees by providing competitive compensation opportunities, and (e) enabling key Employees to share in the long-term growth and success of the Company.
The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
As of the Effective Date, the granting of new incentive awards under the Prior Plans will not be permitted. On and after the Effective Date, any Released Prior Plan Shares will become immediately available for grants of Incentive Awards under this Plan and thus will not be available for grants under any Prior Plan.
Section 1.2 Definitions
The following terms will have the meanings set forth below:
(a)Affiliate means any Subsidiary and any other entity that, directly or through one or more intermediaries, is controlled by the Company, as determined by the Committee.
(b)Applicable Law means the requirements relating to the administration of equity-based Incentive Awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under the Plan, including regulations and other authoritative guidance issued thereunder by the appropriate governmental authority, as determined by the Committee.
(c)Board means the then-current board of directors of the Company.
(d)Cash Award means any Incentive Award granted to a Grantee under the Plan that is not valued by reference to, or otherwise based upon, Common Stock.
(e)Cause, when used in connection with the termination of a Grantee’s Employment, unless otherwise provided in the applicable Incentive Agreement, means the termination of the Grantee’s Employment by the Company or any Affiliate by reason of:
(1)the occurrence of any act or omission by the Grantee that results in the Grantee’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude, or, where such Grantee is resident outside the US, the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of any crime by Grantee (other than a road traffic offence for which no custodial sentence is given);

Annex 2 - 1

(2)the breach by the Grantee of any policy or written agreement with the Company or any of its Subsidiaries, including, without limitation, the Company’s Code of Business Conduct Policy and any employment or non-disclosure agreement;
(3)the Committee’s determination that the Grantee failed to substantially perform the Grantee’s material duties (other than a failure resulting from the Grantee’s illness or incapacity);
(4)the Grantee’s commission of an act of fraud, embezzlement, misappropriation, intentional misconduct or gross negligence, or breach of fiduciary duty against the Company or any of its Subsidiaries; or
(5)the Committee’s determination that the Grantee willfully failed to carry out or comply with any lawful and reasonable material directive of the Board or the Grantee’s immediate supervisor.
(f)CEO means the then-current Chief Executive Officer of the Company.
(g)Change in Control means a Change in Control of the Company, which will be deemed to have occurred upon any of the following events: (i) a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of Shares that, together with Shares held by such person or persons acting in concert, constitutes more than fifty percent (50%) of the total voting power of the Shares; (ii) a majority of the members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of appointment or election; or (iii) a sale of all or substantially all of the assets of Company.
Notwithstanding the foregoing, a “Change in Control” of the Company will not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting Shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (b) are the ultimate Parent with direct or indirect ownership of all of the voting Shares after such transaction or series of transactions.
For further clarification, a “Change in Control” of the Company will not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions effected for the purpose of changing the place of incorporation or form of organization of the Company or the ultimate Parent of the Company and its Subsidiaries.
Further, in the case of any item of income under an Incentive Award to which the foregoing definition would otherwise apply with the effect that the tax under Code Section 409A would apply or be imposed on income under such Incentive Award, but where such tax would not apply or be imposed if the meaning of the term “Change in Control” met the requirements of Code Section 409A(a)(2)(A)(v), then the term “Change in Control” herein will mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a “Change in Control” (as defined above) and that also constitutes a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5).
The Committee will have full and final authority, which will be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) will be consistent with such regulation.
(h)Code means the U.S. Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority.
(i)Committee means the Compensation Committee of the Board or such other committee of Directors or other individuals satisfying Applicable Law as appointed by the Board, or by the Compensation Committee, to administer the Plan. To the extent that the Board or an authorized individual acts under the Plan in accordance with a power of the Committee, pursuant to Applicable Law, all rights, powers and authorities vested in the Committee under the Plan with respect thereto will instead be exercised by the Board or such authorized individual, and thus any reference in the Plan to the Committee in such context will be deemed to include a reference to the Board or such authorized individual when acting in such capacity.

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(j)Common Stock means the Class A ordinary shares of the Company, nominal value U.S.$0.10 per share, and any class of ordinary shares into which such Class A ordinary shares may hereafter be converted, reclassified or recapitalized.
(k)Company means Ensco plc, a public limited company incorporated under the laws of England and Wales, and any successor in interest thereto.
(l)Date of Grant means the effective date on which an Incentive Award is made to a Grantee as set forth in the applicable Incentive Agreement; provided, however, that for compliance with Section 16 of the Exchange Act or other Applicable Law, the Date of Grant for an Incentive Award will be the date of shareholder approval of the Plan if such date is later than the effective date of such Incentive Award, as applicable.
(m)Director means a Board member.
(n)Disability means, unless otherwise defined in the Incentive Agreement, a permanent and total disability (as defined in Code Section 22(e)(3)), whereby the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee will submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this paragraph, in the event that an Incentive Award is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Code Section 409A, the definition of “Disability” for purposes of such Incentive Award will be the definition of “disability” provided under Code Section 409A if and to the extent inconsistent with the above definition.
(o)Dividend Equivalent Right means the right of the Grantee to receive the equivalent value (in cash or in Shares) based on dividends paid on Shares, with respect to the Shares specified in the Grantee’s Incentive Award as if such Shares were held by the Grantee.
(p)Effective Date means May 21, 2018.
(q)Employee means either: (i) where the employee is resident outside the United Kingdom, any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board; or (ii) where the employee is resident in the United Kingdom, any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 230(1) of the UK Employment Rights Act 1996.
(r)Employment means that the individual is employed as an Employee by the Company or any Parent, Subsidiary, or other Affiliate, or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship will be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of an Employee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of an Employee from Employment by any Parent or Subsidiary to Employment by the Company, will be deemed to be a termination of Employment. Moreover, the Employment of an Employee will not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement and/or any leave of absence from active Employment on account of maternity leave, paternity leave, adoption leave and/or shared parental leave under a right offered to such Employee under Applicable Law.
Notwithstanding anything herein to the contrary, for purposes of the Plan, the termination of Employment of an Employee will not result in the payment of any amount hereunder that is subject to, and not exempt under, Code Section 409A, unless such termination of Employment constitutes a “separation from service” as defined under Code Section 409A. All determinations hereunder regarding Employment or termination of Employment, and separation from service for purposes of Code Section 409A, will be made by the Committee in its discretion.

Annex 2 - 3

(s)Equity Restructuring means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof).
(t)Exchange Act means the U.S. Securities Exchange Act of 1934, as amended, and as interpreted by the rules, regulations and other authoritative guidance issued thereunder by the appropriate governmental entity.
(u)Fair Market Value for a Share as of a particular date means and will be determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in a source that the Committee deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in a source that the Committee deems reliable; or (iii) without an established market for the Common Stock, the Committee will determine the Fair Market Value in its discretion.
(v)Good Reason means (unless a different definition of “Good Reason” is provided in the applicable Incentive Agreement (in which case such definition will apply with respect to the awards issued under that agreement)) the occurrence of one or more of the following events (without the Grantee's express written consent):
(1)a material diminution in the Grantee’s authority, duties or responsibilities within the Company and its Subsidiaries immediately prior to the Change in Control;
(2)a material (i.e., at least ten percent (10%)) reduction in the Grantee’s base salary or bonus compensation formula in effect immediately prior to the Change in Control;
(3)a material reduction in employee benefits, on an aggregated basis, as compared to the coverage or benefits to which the Grantee was entitled immediately prior to the Change in Control under the same or similar plans, programs or policies after the Change in Control; or
(4)for any shore-based, non-expatriate Grantee, a geographical relocation of the Grantee's principal office location by more than 50 miles.
In the event of the occurrence of any of the above listed events and in the event the Grantee wishes to resign from his or her Employment on the basis of occurrence of such event, the Grantee will give notice of the proposed resignation, and the successor entity will have a period of thirty (30) days following its receipt of such notice to remedy the breach or occurrence giving rise to such proposed resignation. In the event the successor entity fails to so remedy said breach or occurrence by expiration of said thirty (30)-day period, the Grantee will be deemed to have resigned from his or her Employment for Good Reason for purposes of Section 7.8.
(w)Grantee means any Employee who is granted an Incentive Award under the Plan.
(x)Host Country means the country or residence of the Company or its Subsidiary which has the legal relationship of employer and employee with the Grantee.
(y)Immediate Family means with respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
(z)Incentive Agreement means an agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 7.1. The agreement may be in the form of an award deed and may be written or electronic as determined by the Committee. No officer or director will execute an Incentive Agreement for himself or herself on behalf of the Company.
(aa)Incentive Award means any grant under the Plan to a Grantee of a Nonstatutory Stock Option, ISO, SAR, RSA, RSU, Other Stock-Based Award, Cash Award, or Dividend Equivalent Right.

Annex 2 - 4

(bb)    Insider means, while the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
(cc)    ISO means a stock option granted by the Committee to a Grantee under Section 2, which is designated by the Committee as an incentive stock option and is intended to qualify as an incentive stock option under Code Section 422.
(dd)    Nonstatutory Stock Option means a stock option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an ISO.
(ee)    Option Price means the exercise price at which a Share may be purchased by the Grantee of a Stock Option.
(ff)    Other Stock-Based Award means an Incentive Award granted by the Committee to a Grantee under Section 5.1 that is valued, in whole or in part, by reference to, or is otherwise based upon, Common Stock, and is payable in cash or in Shares.
(gg)    Parent means any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).
(hh)    Performance-Based Award means a grant of an Incentive Award under the Plan pursuant to Section 6.
(ii)    Performance Criteria means the business criteria that are specified by the Committee pursuant to Section 6 for an Incentive Award, with the satisfaction of such business criteria during the Performance Period being required in order for the grant and/or vesting of the Incentive Award to occur, as specified in the applicable Incentive Agreement.
(jj)    Performance Period means a period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award.
(kk)    Person means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
(ll)    Plan means the Ensco plc 2018 Long-Term Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.
(mm)    Plan Maximum means the “Plan Maximum” as defined in Section 1.4.
(nn)    Prior Plans means (i) the Ensco plc 2012 Long-Term Incentive Plan (the “2012 LTIP”), and (ii) the Ensco International Incorporated 2005 Long-Term Incentive Plan, As Revised and Restated on December 22, 2009 and As Assumed by Ensco plc as of December 23, 2009 (the “2005 LTIP”), each as amended from time to time. The terms and conditions of the 2012 LTIP and the 2005 LTIP will each continue to apply to and govern the determination, exercise and payment of the respective stock options and other awards granted under the 2012 LTIP and the 2005 LTIP, as applicable, prior to the Effective Date.
(oo)    Publicly Held Corporation means a corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
(pp)    Recapitalization means any event in which the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure.
(qq)    Released Prior Plan Share means any Share under a Prior Plan that is the subject of an outstanding stock option or other type of stock incentive award under the Prior Plan, which stock incentive award, on or after the Effective Date is forfeited or terminated, expires unexercised, or in any other manner causes the Share covered by such stock incentive award to be returned to the share pool under the Prior Plan, as determined under the rules in Section 1.5.
(rr)    Restricted Stock means one or more Shares of Common Stock that are issued or transferred to a Grantee pursuant to Section 3, and are subject to certain vesting or other restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.
(ss)    Restriction Period means the period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted or is subject to a “substantial risk of forfeiture” under Code Section 83 for a Grantee who is subject to U.S. income taxation under the Code.

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(tt)    RSA means a “restricted stock award,” which is an authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.
(uu)    RSU means a “restricted stock unit,” which is a right granted to a Grantee pursuant to Section 4 which entitles the Grantee to receive one Share, or an amount in cash or other consideration determined by the Committee to be of equal value as of the settlement date, subject to certain vesting conditions and other restrictions as set forth in the Plan or in the Grantee’s Incentive Agreement.
(vv)    Rule 16b-3 means Rule 16b-3 as promulgated under the Exchange Act.
(ww)    SAR means a “stock appreciation right” as described in Section 2.3.
(xx)    SAR Price means the exercise price of each Share covered by a SAR, as determined on its Date of Grant.
(yy)    Securities Act means the U.S. Securities Act of 1933, as amended.
(zz)    Share means a share of Common Stock.
(aaa)    Share Pool means the number of Shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 7.6.
(bbb)    Spread means the difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.
(ccc)    Stock Option means pursuant to Section 2, (i) an ISO or (ii) a Nonstatutory Stock Option. In accordance with Code Section 422, only an Employee may be granted an ISO.
(ddd)    Subsidiary means any entity (whether a corporation, partnership, joint venture or other form of entity), other than the Company, whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain; except that, with respect to the issuance of ISOs, the term “Subsidiary” will have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.
(eee)    Tax Equalization or Hypothetical Tax means the methodology established by the Company, either through general personnel policies or specific agreement, to neutralize, in whole or in part, the tax consequences to Employees assigned to locations outside of the Employee’s home country.
(fff)    Unallocated Prior Plan Shares means any Share that was authorized for issuance under the share pool for a Prior Plan, but such Share, as of the Effective Date, is not subject to an outstanding stock incentive award under such Prior Plan.
(ggg)    Withholding Taxes means any amounts withheld from the Grantee by the Company or any Affiliate (i) to meet the obligation of the Company or any of its Subsidiaries with respect to withholding of taxes or social security contributions imposed by the Host Country or country of the Grantee’s residence or citizenship, as applicable, upon any taxable event for the Grantee arising as a result of any Incentive Award, or (ii) to meet the obligation of the Grantee, if any, to the Company or any of its Subsidiaries under the Company’s Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto.
Section 1.3    Plan Administration
(a)     Authority of the Committee. To the extent Applicable Law permits, the Board may delegate any or all of its powers under the Plan to the Committee or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time. Except as may be limited by Applicable Law and subject to the provisions herein, the Committee will have the complete power and authority to (i) select Grantees who will participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee will make all other determinations which may be necessary or advisable for the administration of the Plan.

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(b)     Decisions Binding. All determinations and decisions of the Committee will be made in its discretion pursuant to the provisions of the Plan, and will be final, conclusive and binding on all Persons including the Company, its shareholders, employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to the Plan or any Incentive Award need not be uniform and may be made selectively among Incentive Awards, Grantees and other Persons, whether or not such Incentive Awards are similar or such Persons are similarly situated.
(c)     Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements under Section 8.7 or as otherwise required, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, and (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt under Code Section 409A (unless otherwise determined by the Committee). With respect to an Incentive Award that is an ISO, no adjustment thereto will be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award will be made to the extent such modification results in any Stock Option having an exercise price that is less than 100% of the Fair Market Value per Share on the Date of Grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)). With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3, Code Section 422, the rules of the New York Stock Exchange or any other national stock exchange or inter-dealer quotation system upon which the Common Stock is listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee will have the sole discretion and authority to grant Incentive Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Incentive Awards.
(d)     Delegation of Authority. To the extent consistent with Applicable Law, the Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards.
(e)     Limitation of Liability. The Committee and each member thereof will be entitled to, in good faith, rely or act upon any report, opinion, calculation or other information furnished by any officer or employee of the Company or an Affiliate, the Company’s independent certified public accountants, legal counsel or other advisors to the Company, or any consultant, attorney, accountant or other advisor retained by the Committee to assist in the administration of the Plan. No individual who is or was a member of the Board or the Committee or who has otherwise been delegated authority under the Plan, will be liable for any act, omission, interpretation, decision, construction or determination made in good faith in connection with the Plan or any Incentive Award. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company or any Affiliate will be liable to any Grantee, former Grantee, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Incentive Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as a director, officer, employee or agent of the Company or any Affiliate.
(f)     Indemnification. Each individual who is or was a member of the Board or the Committee or who has otherwise been delegated authority under the Plan will, to the fullest extent permitted by law, be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which such individual may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such individual will, to the fullest extent permitted by law, be indemnified by the Company for all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by such individual in satisfaction of any judgment in any such action, suit, or proceeding against such individual, provided that such individual will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which each such individual may be entitled (i) under the Company’s Articles of Association, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company or any Affiliate, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company or any Affiliate may have to indemnify them or hold them harmless.

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(g)     Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, will be paid by the Company.
Section 1.4    Share Reserve of Common Stock Available for Incentive Awards
(a)     Subject to adjustment under Section 7.6, there will be available for Incentive Awards that are granted wholly or partly in Shares (including rights or Stock Options that may be exercised for or settled in Shares) any Unallocated Prior Plan Shares and any Released Prior Plan Shares, plus an additional Twenty-Seven Million (27,000,000) Shares (together, the aggregate number of such Shares is referred to as the “Plan Maximum”). Pursuant to Section 1.5(c), the number of such reserved Shares for Incentive Awards granted under the Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, will again immediately become available for grants of Incentive Awards hereunder.
(b)     Any Shares that are subject to Awards of Stock Options will be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Stock Options will be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted.
(c)     Subject to adjustment under Section 7.6, the aggregate number of Shares that may be issued upon exercise of ISOs will be Twenty-Seven Million (27,000,000) of the Shares reserved pursuant to the previous paragraph.
The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Share reserve as it deems appropriate but only to the extent consistent with the foregoing provisions of this Section 1.4.
Section 1.5    Share Pool Adjustments for Awards and Payouts
(a)     Incentive Awards will reduce the number of Shares authorized for issuance under the Share Pool in accordance with the ratio in Section 1.4(b).
(b)     In certain circumstances, Shares subject to an Incentive Award will not be issued or transferred to a Grantee, or will be reacquired by the Company. Such Shares will no longer be charged against the Share reserve in Section 1.4, and may be used thereafter for grants of additional Incentive Awards under the Plan. The following additional parameters will apply:
(1)To the extent an Incentive Award is settled or paid in cash, Shares subject to such Incentive Award will not be considered to have been issued and thus will not be applied against the Share reserve in Section 1.4.
(2)To the extent that any outstanding Incentive Award that is to be settled in Shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions thereof, or otherwise terminates without an issuance of Shares being made, the Share reserve in Section 1.4 will be credited with the number of Shares covered thereby and such Shares may be made subject to future Incentive Awards under the Plan.
(3)If an Incentive Award may be settled in Shares or cash, such Shares will be deemed issued only when and to the extent that settlement or payment is actually made in Shares. To the extent an Incentive Award is settled or paid in cash, and not Shares, any Shares previously reserved for issuance pursuant to such Incentive Award will again be deemed available for issuance under Section 1.4, and the Share reserve in Section 1.4, will be reduced only by the number of Shares actually issued and transferred to the Grantee.
(4)Notwithstanding the foregoing: (A) Shares withheld or tendered to pay Withholding Taxes or to purchase Shares upon the exercise of an Incentive Award (by either actual delivery or attestation of the Shares) will not again be available for the grant of Incentive Awards under the Plan, and (B) the full number of Shares subject to an Incentive Award that is a Stock Option or SAR which is settled by the issuance of Shares will be counted against the Share reserve in Section 1.4, regardless of the number of Shares actually issued upon the settlement of such Stock Option or SAR. Shares delivered by a Grantee to the Company to satisfy Withholding Taxes will be treated in the same way as Shares withheld or deducted from an Incentive Award (as specified above) and thus will not be available for future grants from the Share reserve under Section 1.4.
(5)Upon exercise of a SAR, or the exercise of a Stock Option by means of a net settlement, the number of Shares subject to the Incentive Award that are then being exercised will be counted against the Share reserve in

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Section 1.4, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares, if any, used to settle the Incentive Award upon exercise.
(6)Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the Share reserve in Section 1.4.
(7)The payment of Dividend Equivalent Rights in cash in conjunction with any outstanding Incentive Awards will not be counted against the Share reserve in Section 1.4.
(c)     On and after the Effective Date, any Released Prior Plan Share will be credited to the Share reserve in Section 1.4 when the Share becomes a Released Prior Plan Share, and thus becomes available at that time to be applied for grants of Incentive Awards under this Plan, subject to the terms and conditions of this Plan only and not any Prior Plan.
Section 1.6    Shares Available
The Shares available for issuance or transfer under the Plan will be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued, or (c) to be purchased or acquired by the Company or an employee benefit trust. No fractional shares will be issued under the Plan; payment for fractional shares will be made in cash.
Section 1.7    Participation
(a)     Eligibility. Incentive Awards may be granted only to an individual who, at the time of grant, is an Employee. The Committee will from time to time designate those Employees, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which will be granted to each such individual, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
(b)     ISO Eligibility. ISOs may only be granted to Employees. In addition, no Employee will be eligible for the grant of any ISO who owns or would own immediately before the grant of such ISO, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary as determined under Code Section 422. This restriction does not apply if, at the time such ISO is granted, the ISO exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant and the ISO by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) will apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph will be construed consistent with the requirements of Code Section 422.
Section 1.8    Types of Incentive Awards
The types of Incentive Awards under the Plan are Stock Options, SARs, RSAs, RSUs, Other Stock-Based Awards, Cash Awards or any combination of the foregoing.
Section 1.9    Minimum Vesting Requirements
Except with respect to Shares not to exceed five percent (5%) of the Plan Maximum, no Award which vests on the basis of the Grantee’s continued Employment shall vest earlier than one year following its Date of Grant, and no Award which vests on the basis of attainment of Performance Criteria shall provide for a Performance Period of less than one year.
SECTION 2.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
Section 2.1    Grant of Stock Options
The Committee is authorized to grant Stock Options to Grantees, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee will determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.

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Section 2.2    Stock Option Terms
(a)     Grant. Each grant of a Stock Option will be evidenced by an Incentive Agreement, which will specify the number of Shares to which it pertains. Among its other provisions, each Incentive Agreement will set forth the extent to which the Grantee will have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions will be determined in the discretion of the Committee and included in the Grantee’s Incentive Agreement, and they need not be uniform among all Stock Options issued pursuant to the Plan or to the same Grantee.
(b)     Exercise Price. The exercise price per Share under each Stock Option will be (i) not less than 100% of the Fair Market Value per Share on its Date of Grant and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b), the exercise price for the ISO will not be less than 110% of the Fair Market Value on the Date of Grant. Each Stock Option will specify the method of exercise which will be consistent with Section 2.4(a).
(c)     Term. In the Incentive Agreement, the Committee will fix the term of each Stock Option, but not to exceed (i) ten (10) years from the Date of Grant for ISO grants or (ii) five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b). In the event no term is set out in the Incentive Agreement, the term of the Stock Option will be ten (10) years from the Date of Grant.
(d)     Exercise. The Committee will determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment, the Performance Criteria or any other requirements to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Stock Option will be set forth in the Grantee’s Incentive Agreement. A Stock Option cannot be exercised after the end of the term of the Stock Option.
(e)     $100,000 Annual Limit on ISOs. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO will be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and all other plans of the Company and its Subsidiaries or Parent as determined under Code Section 424) does not exceed $100,000. This limitation will be applied by taking ISOs into account in the order in which they were granted and will be construed in accordance with Code Section 422(d). To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or other limitation under Code Section 422), the portion of the Stock Option that exceeds such limitation will be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant will remain unchanged.
(f)     No Reloads. Incentive Agreements for Stock Options will not contain any provision entitling a Grantee to the automatic grant of additional Stock Options in connection with the exercise of the original Stock Option.
Section 2.3    SARs
(a)     Grant. The Committee may grant SARs to any Grantee. The terms and conditions of each SAR will be evidenced by an Incentive Agreement. A SAR is the right to receive an amount equal to the Spread with respect to a Share upon the exercise of the SAR. SARs may be granted in tandem with the grant of a Stock Option, in which case the Incentive Agreement will provide that (1) the SAR will be cancelled when and to the extent the related Stock Option is exercised and (2) the exercise of the SAR will result in the surrender of the right to purchase the Share under the Stock Option as to which the SAR was exercised. Alternatively, SARs may be granted independently of Stock Options, in which case the grant of SARs will be evidenced by an Incentive Agreement. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.
(b)     General Provisions. The SAR price per Share will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant of the SAR. The term of the SAR will be determined by the Committee but will not be greater than ten (10) years from the Date of Grant. The Committee will not include any feature for the deferral of compensation other than deferral of the recognition of income until exercise of the SAR.

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(c)     Exercise. SARs will be exercisable subject to Section 2.4 or such other terms and conditions as the Committee will specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the Date of Grant, except in the event of the death or Disability of such Grantee which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.
(d)     Settlement. Upon exercise of the SAR, the Grantee will receive an amount equal to the Spread. The Spread, less applicable withholdings, will be payable in cash, Shares, or some combination of cash and Shares, within 30 calendar days of the exercise date.
Section 2.4    Stock Option and SAR Exercises
(a)     Method of Exercise. Stock Options and SARs may be exercised by delivering to the Company a written notice of exercise, in a form the Committee approves (which may be electronic), signed by the person authorized to exercise the Stock Option or SAR, together with, as applicable, payment in full (i) as specified in Section 2.4(b) for the number of Shares for which the Incentive Award is exercised and (ii) as specified in Section 8.3 for any applicable taxes. Unless otherwise determined by the Committee, a Stock Option or SAR may not be exercised for a fraction of a Share.
Dispositions to a broker effecting a “cashless exercise” are not exempt under Section 16 of the Exchange Act while the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee.
(b)    Payment upon Exercise. Subject to any Company insider trading policy (including blackout periods) or other Applicable Law, unless otherwise determined by the Committee in its discretion, the exercise price of a Stock Option must be paid by:
(1)    cash, wire transfer of immediately available funds or by check payable to the order of the Company; or
(2)    as consistent with Applicable Law, if the Company is a Publicly Held Corporation at the time of exercise, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Grantee’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Committee.
(c)    Delivery of Shares. As soon as practicable after receipt of a written notification of exercise and full payment, the Company will deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
(d)    Transfer of Stock Options. Subject to Section 7.4, during the lifetime of a Grantee, each Stock Option granted to the Grantee will be exercisable only by the Grantee (or his or her legal guardian in the event of his or her Disability) or by a broker-dealer acting on his or her behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.4(a).
(e)    Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees or (ii) any Applicable Law. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee will deem advisable to assure compliance with Applicable Law.
Any Grantee or other Person exercising an Incentive Award will be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any Person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

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(f)    Notification of Disqualifying Disposition of Shares from ISOs. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares acquired upon the exercise of an ISO by a sale or exchange either (i) within two (2) years after the date of the grant of the ISO under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him or her pursuant to exercise, will promptly notify the Company of such disposition, the amount realized and his or her adjusted basis in such Shares.
(g)    Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan will be used for general corporate purposes.
SECTION 3.
RESTRICTED STOCK AWARDS
Section 3.1    Award of Restricted Stock
(a)    Grant. Each grant of an RSA will be evidenced by an Incentive Agreement. Shares of Restricted Stock may be awarded by the Committee with such restrictions during the Restriction Period as the Committee will designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock will be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the Date of Grant. Any RSA may, at the time of grant, be designated by the Committee as a Performance-Based Award.
(b)    Immediate Transfer without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each RSA will constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee. Shares subject to an RSA may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee or Company, until such time as the restrictions on transfer have expired. All such terms and conditions will be set forth in the Grantee’s Incentive Agreement. The Company or Committee (or their delegates) will issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
(c)    Dividends. A Grantee holding an RSA will be entitled to all ordinary cash dividends paid with respect to such Shares without regard to any vesting requirements, unless the Committee provides otherwise in the Incentive Agreement. In addition, unless the Committee provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.
(d)    Stock Certificates. The Company may require that the Grantee deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.
(e)    Voting Rights. A Grantee holding Shares of Restricted Stock will be entitled to all voting rights in such Shares, unless the Committee provides otherwise in the Incentive Agreement.
(f)    Other Terms and Conditions. Unless provided otherwise in the Grantee’s Incentive Agreement for an RSA, (i) the Grantee will not be entitled to delivery of the stock certificate until the forfeiture restrictions have expired, (ii) the Company will retain custody of the Shares until the forfeiture restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of or encumber the Shares until the forfeiture restrictions have expired, (iv) a breach of the terms and conditions in the Grantee’s Incentive Agreement will result in a forfeiture of the RSA, and (v) with respect to the payment of any dividend (or Dividend Equivalent Right) with respect to Shares subject to an RSA directly to the Grantee, each such dividend (or Dividend Equivalent Right) will be paid no later than the end of the calendar year in which the dividends (or Dividend Equivalent Rights) are paid to shareholders of such class of shares or, if later, the fifteenth day of the third month following the date the dividends (or Dividend Equivalent Rights) are paid to shareholders of such class of shares. At the time an RSA is granted, the Committee may, in its discretion, prescribe in the Grantee’s Incentive Agreement such additional terms, conditions, or restrictions relating to RSAs, including, but not limited to, rules pertaining to the termination of Employment (by retirement, disability, death, or otherwise) of the Grantee prior to expiration of the forfeitures restrictions.

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(g)    Committee’s Discretion to Accelerate Vesting of RSAs. Upon the event that the Committee exercises its discretion to fully vest any or all Shares subject to an RSA, all forfeiture restrictions applicable to such RSA will terminate as of such date. Any action by the Committee pursuant to this paragraph may vary among individual Grantees and may vary among the RSAs held by any individual Grantee.
(h)    Requirement to Enter into Tax Election. Where a Grantee is resident in the United Kingdom, the Committee may require the Grantee to make or enter into a valid election with his or her or her employer under Section 431 of the UK Income Tax (Earnings and Pensions) Act 2003 to disapply the provisions of Chapter 2 of Part 7 of that Act in respect of any Shares awarded as part of an RSA.
Section 3.2    Restrictions
(a)    Issuance of Certificates. Reasonably promptly after the Date of Grant with respect to Shares of Restricted Stock, the Company may cause to be issued a stock certificate, which is registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company will not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate will bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Ensco plc 2018 Long-Term Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Ensco plc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Ensco plc.
Such legend will not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.
(b)    Removal of Restrictions. The Committee, in its discretion, will have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in Applicable Law or another change in circumstance arising after the Date of Grant of the Restricted Stock, such action is necessary or appropriate.
Section 3.3    Delivery of Shares
Subject to Withholding Taxes under Section 8.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied will be delivered to the Grantee or other appropriate recipient free of restrictions.
SECTION 4.
RESTRICTED STOCK UNITS
Section 4.1    Grant of RSUs
The Committee may grant RSUs to a Grantee, as selected in the discretion of the Committee, in such amounts as will be determined by the Committee in its discretion. Each grant of RSUs will be evidenced by an Incentive Agreement that sets forth the number of RSUs covered by the Incentive Award and the terms, conditions, restrictions and other provisions applicable to the RSUs as may be specified by the Committee consistent with the terms of the Plan, including, as applicable, provisions relating to compliance with, or exemption under, Code Section 409A. The Committee may award RSUs to a Grantee that are payable in Shares or cash, or in a combination thereof. Any RSU may, at the time of grant, be designated by the Committee as a Performance-Based Award.
Section 4.2    Restrictions and Lapse of Restrictions on RSUs
RSUs will be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose in the Grantee’s Incentive Agreement. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Criteria, upon the satisfaction of continued service requirements, or otherwise, as determined by the Committee and set forth in the Grantee’s Incentive Agreement.

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Section 4.3    Settlement of RSUs
RSUs will become payable to a Grantee at the time or times set forth in the Incentive Agreement, which may be upon or following vesting of the Incentive Award. RSUs may be paid in cash, Shares or a combination thereof, as determined by the Committee and set forth in the Grantee’s Incentive Agreement, subject to any applicable Withholding Taxes.
Section 4.4    No Rights as a Shareholder
The Grantee will have no rights as a shareholder with respect to any Incentive Award of RSUs until such time as Shares are paid and delivered to the Grantee in settlement of the RSUs pursuant to the terms of Grantee’s Incentive Agreement.
Section 4.5    Dividend Equivalents
If the Committee provides in the Grantee’s Incentive Agreement, a grant of RSUs may include Dividend Equivalent Rights. Dividend Equivalent Rights (a) may be paid currently or credited to an account for the Grantee, (b) may be settled in cash or Shares, (c) need not be subject to the same restrictions on transferability and forfeitability as the RSUs with respect to which the Dividend Equivalent Rights are granted, and (d) will be subject to such terms and conditions as prescribed for the Dividend Equivalent Rights in the Grantee’s Incentive Agreement.
SECTION 5.
OTHER AWARDS
Section 5.1    Grant of Other Stock-Based Awards
Other Stock-Based Awards may be awarded by the Committee to any Grantee that are payable in Shares or in cash, as determined in the discretion of the Committee. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Affiliate, or a division, business unit, or department of the Company or an Affiliate, and settlement in cancellation of rights of any Person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Affiliate. The purchase price, if any, for Shares issued pursuant to an Other Stock-Based Award will be determined by the Committee in its discretion.
As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to, or in tandem with, any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.
Section 5.2    Grant of Cash Awards
Cash Awards may be awarded by the Committee to any Grantee as determined in the discretion of the Committee to be consistent with the goals of the Company or Affiliate. Any Cash Award may be granted as an element of, or supplement to, any other Incentive Award under the Plan.
Section 5.3    Cash Award and Other Stock-Based Award Terms
(a)    Grant. Each grant of a Cash Award or Other Stock-Based Award will be evidenced by an Incentive Agreement. All terms and conditions of a Cash Award or Other Stock-Based Award will be determined by the Committee and set forth in the Grantee’s Incentive Agreement. An Other Stock-Based Award or Cash Award will also be available as a payment form in the settlement of other Incentive Awards, as standalone payments and as payment in lieu of compensation to which a Grantee is otherwise entitled. Any Other Stock-Based Award or Cash Award may be paid in Shares, cash or other property, as the Committee determines and, subject to the provisions of the Plan, the Committee will determine the terms and conditions of each such Incentive Award, including any purchase price, Performance Criteria, transfer restrictions, vesting conditions, and payment terms, which will be set forth in the Incentive Agreement.
(b)    Purchase Price. Except if a Cash Award or Other Stock-Based Award is (i) granted in substitution for an outstanding Incentive Award or (ii) delivered upon exercise of a Stock Option, but only to the extent permitted under the Plan, the amount of consideration required to be received by the Company will be either (A) no consideration other than services rendered (in the case of authorized and unissued Shares), or to be rendered, by the Grantee, or (B) as

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otherwise specified in the Incentive Agreement; provided however, that any such grant is permitted under Applicable Law.
(c)    Performance Criteria and Other Terms. The Committee may specify Performance Criteria or other terms for (i) vesting of a Cash Award or Other Stock-Based Award and (ii) payment thereof to the Grantee, as the Committee may determine in its discretion pursuant to Section 6.
Section 5.4    Dividend Equivalent Rights
The Committee may grant a Dividend Equivalent Right to any Grantee, either as a component of another Incentive Award or as a separate Incentive Award. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment will be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. The terms and conditions of a Dividend Equivalent Right will be specified in the respective Incentive Agreement.
SECTION 6.
PERFORMANCE BASED AWARDS AND PERFORMANCE CRITERIA
Section 6.1    Performance Criteria
As determined by the Committee at the time of grant, a Performance-Based Award may be granted subject to performance objectives relating to one or more of the following Performance Criteria:
(a)    earnings (including, without limitation, total shareholder return, earnings per Share or earnings before or after taxes);
(b)    return measures (including, without limitation, return on invested capital, return on assets, capital, equity, investment or sales);
(c)    cash flow (including, without limitation, operating cash flow, free cash flow or cash flow return on capital or investments);
(d)    share price (including, without limitation, growth measures and total shareholder return);
(e)    operating metrics; (including, without limitation, operational downtime, rig utilization, days sales outstanding, project completion time, budget goals, and similar matters);
(f)    safety performance and/or incident rate;
(g)    technology, efficiency, corporate responsibility or human resources management targets;
(h)    strategic team goals; and
(i)    any other performance criteria, objective or goal that has been approved by the Committee in its discretion.
Performance Criteria may be (1) applied to the Company, any Subsidiary, or any division or operating unit of the Company or a Subsidiary; and (2) stated in absolute terms or relative to comparison companies or indices.
The Performance Criteria (1) will be specified in the applicable Incentive Agreement; (2) need not be applicable to all Incentive Awards; and (3) may be particular to an individual Grantee’s function, Affiliate or business unit. The Committee may establish the Performance Criteria of the Company, any Affiliate or business unit, as determined and designated by the Committee, in its discretion, in the Grantee’s Incentive Agreement for the Performance-Based Award.
Section 6.2    Adjustments of Performance-Based Awards
The Committee may provide in any Performance-Based Award that any evaluation of performance will exclude or otherwise objectively adjust for any specified event that occurs during a Performance Period, including, without limitation, the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other Applicable Law, or provisions affecting reported results; (d) accruals and charges for reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; (g) extraordinary nonrecurring items as described in Financial Accounting

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Standards Board Accounting Standards Codification Topic 225.20, “Income Statement - Extraordinary and Unusual Items” (or any successor thereto); (h) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (i) any gain or loss from a discontinued operation; (j) goodwill impairment charges; (k) any amounts accrued by the Company or Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (l) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (m) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; (n) mark-to-market adjustments for financial instruments; and (o) changes in business strategy impacting timing and magnitude of financial operating goals, including, but not limited to, expenses, operating cash flow, and balance sheet goals.
Unless otherwise determined by the Committee, the Performance Criteria in respect of a Performance-Based Award will be deemed to exclude the impact of the following events or occurrences for such Performance Period: (i) the effect of changes in tax law or other such laws or regulations affecting reported results; (ii) any change in accounting principles; and (iii) events of force majeure beyond the Company’s control, such as acts of God, wars (declared or undeclared), insurrections, hostilities, strikes, lockouts, riots, floods, fires, storms, industrial disturbances, acts of the public enemy, sabotage, blockades, landslides, lightning, earthquakes, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakage or accidents to machinery, equipment, facilities or lines of pipe and subsequent repairs, freezing of wells, pipe or other facilities, partial or entire failure of wells, pipe or other facilities, and action or restraint by court order or public or governmental authority.
Section 6.3    Discretionary Adjustments
The Committee may increase or decrease the payment for any Performance-Based Award after the commencement of the Performance Period. The Committee may exercise discretion to determine that the portion of a Performance-Based Award actually earned, vested or payable (as applicable) will be more or less than the portion that would be earned, vested or payable based solely upon application of the applicable Performance Criteria as set forth in the Grantee’s Incentive Agreement.
SETION 7.
PROVISIONS RELATING TO PLAN PARTICIPATION
Section 7.1    Incentive Agreement
(a)    Terms. Each Grantee to whom an Incentive Award is granted will be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement will contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) will not disclose any confidential information acquired during Employment with the Company, (b) will abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) will not interfere with the employment or other service of any employee, (d) will not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) will forfeit an Incentive Award if terminated for Cause, (f) will not be permitted to make an election under Code Section 83(b) when applicable (or will be subject to certain restrictions or requirements if making such an election), and (g) will be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement will include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee.
(b)    Clawback or Forfeiture. The Committee may specify in an Incentive Agreement that the Grantee’s rights, payments, and benefits with respect to an Incentive Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the Incentive Award. Such events may include, but will not be limited to, termination of Employment with or without Cause, violation of material policies of the Company or its Affiliate, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Grantee, or other conduct by the Grantee that is detrimental to the business or reputation of the Company or its Affiliate.

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(c)    Consideration. Unless otherwise determined by the Committee and set forth in the applicable Incentive Agreement, Incentive Awards will be granted for no cash consideration or for such minimal cash consideration as may be required by Applicable Law.
Section 7.2    No Employment Rights Conferred
Nothing in the Plan or any instrument executed pursuant to the Plan will create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
Section 7.3    Securities Requirements
The Company will be under no obligation to effect the registration or qualification, as applicable, of any Shares to be issued hereunder pursuant to the Securities Act or any other Applicable Law, or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company will not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all Applicable Law and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
The Committee may, in its discretion, defer the effectiveness of any exercise or settlement of an Incentive Award in order to allow the issuance of Shares to be made pursuant to a registered transaction or pursuant to an exemption from registration or other methods for compliance available under Applicable Law. The Committee will inform the Grantee in writing of its decision to defer the effectiveness of the exercise or settlement of an Incentive Award. During the period that the effectiveness of the exercise or settlement of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw any applicable exercise election and obtain the refund of any amount paid with respect thereto.
If the Shares issuable on exercise or settlement of an Incentive Award are not registered under the Securities Act or other Applicable Law, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act or any other Applicable Law:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
Section 7.4    Transferability
Incentive Awards granted under the Plan will not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, that only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of the Grantee’s Immediate Family members, (iii) a partnership in which the Grantee’s Immediate Family members are the only partners, or (iv) any other entity owned solely by the Grantee’s Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7.4, (C) subsequent transfers of transferred Nonstatutory Stock Options will be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47 (or its successor). Following any permitted transfer, the Nonstatutory Stock Option will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, however, the term “Grantee” will be deemed to refer to the transferee. The events of termination of Employment, as set out in Section 7.7 and in the Incentive

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Agreement, will continue to be applied with respect to the original Grantee, and the Incentive Award will be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee will remain subject to Withholding Taxes upon exercise. In addition, the Company and the Committee will have no obligation to provide any notices to any Grantee or any permitted transferee of an Incentive Award, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of Employment.
Except as otherwise provided in Sections 421 or 422 of the Code, an ISO will not be transferable other than by will or the laws of descent and distribution.
The designation by a Grantee of a beneficiary of an Incentive Award will not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution will be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 7.4 will be void and ineffective. All determinations under this Section 7.4 will be made by the Committee in its discretion.
Except as provided in this Section 7.4, Incentive Awards may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee’s legally authorized representative as determined by the Committee.
Section 7.5    Rights as a Shareholder
(a)    No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for the grant of an RSA, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) will have no rights as a shareholder with respect to any Shares covered by the Incentive Award until the issuance of a stock certificate or other record of ownership for such Shares.
(b)    Representation of Ownership. In the case of the exercise of an Incentive Award by a Person acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such Person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.
Section 7.6    Change in Stock and Adjustments
(a)    Changes in Law or Circumstances. Subject to (i) Section 7.8 (which only applies in the event of a Change in Control) and (ii) Section 7.6(c) (which relates to adjustments following a Recapitalization of the Company or a subdivision or consolidation of Shares), in the event of any change in Applicable Law or any change in circumstances which results in or would result in dilution of any rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its discretion, that such change equitably requires an adjustment in the number or kind of capital stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment will be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but will not result in the grant of any Stock Option with an exercise price that is less than 100% of the Fair Market Value per Share on the Date of Grant. The Board or the Committee will give notice to each applicable Grantee of such adjustment, which will be effective and binding.
(b)    Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or an Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
(c)    Recapitalization of the Company or Subdivision or Consolidation of Shares.
(1)    In the event that the Company subdivides or consolidates Shares as discussed in the following paragraphs of this Section 7.6(c)(1), then the terms of an Incentive Award and the number of Shares authorized pursuant to Section 1.4 will be subject to adjustment in accordance with the following provisions:

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(A)If, at any time, or from time to time, the Company will subdivide as a whole (by reclassification, by a Share split, by the issuance of a distribution on Shares payable in Shares, or otherwise) the number of Shares then outstanding into a greater number of Shares, then: (1) the maximum number of Shares available for the Plan or in connection with Incentive Awards as provided in Section 1.4 will be increased proportionately, and the kind of shares or other securities available for the Plan will be appropriately adjusted, (2) the number of Shares (or other kind of shares or securities) that may be acquired under any then outstanding Incentive Award will be increased proportionately, and (3) the price (including the exercise price) for each Share (or other kind of shares or securities) subject to then outstanding Incentive Awards will be reduced proportionately, all without changing the aggregate purchase price or value as to which outstanding Incentive Awards remain exercisable or subject to restrictions; or
(B)If, at any time, or from time to time, the Company will consolidate as a whole (by reclassification, by reverse Share split, or otherwise) the number of Shares then outstanding into a lesser number of Shares, then: (1) the maximum number of Shares available for the Plan or in connection with Incentive Awards as provided in Section 1.4 will be decreased proportionately, and the kind of Shares or other securities available for the Plan will be appropriately adjusted, (2) the number of Shares (or other kind of Shares or securities) that may be acquired under any then outstanding Incentive Award will be decreased proportionately, and (3) the price (including the exercise price) for each Share (or other kind of Shares or securities) subject to then outstanding Incentive Awards will be increased proportionately, all without changing the aggregate purchase price or value as to which outstanding Incentive Awards remain exercisable or subject to restrictions.
(C)Whenever the number of Shares subject to outstanding Incentive Awards and the price for each Share subject to outstanding Incentive Awards are required to be adjusted as provided in this Section 7.6(c)(1) the Committee will promptly prepare a notice setting forth, in reasonable detail, (1) the event requiring adjustment, (2) the amount of the adjustment, (3) the method by which such adjustment was calculated, and (4) the change in price and the number of Shares, other securities, cash or property purchasable subject to each Incentive Award, after giving effect to such adjustments. The Committee will promptly provide each affected Grantee with such notice.
(D)Adjustments under Section 7.6(c)(1)(A) and (B) above will be made by the Committee, and its determination as to what adjustments will be made and the extent thereof, will be final, binding and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments.
(2)    If the Company undergoes a Recapitalization without the occurrence of a Change in Control, the number and class of Shares covered by an Incentive Award previously granted and outstanding at such time will be adjusted so that such Incentive Award will thereafter cover the number and class of Shares and securities to which the holder would have been entitled pursuant to the terms of the Recapitalization if, immediately prior to the Recapitalization, the holder had been the holder of record of the number of Shares then covered by such Incentive Award and, moreover, the Share limitations provided in Section 1.4 will be adjusted in a manner consistent with the Recapitalization.
(d)    Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 7.6 and subject to Section 7.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, Shares attributable to RSAs will be treated in the same manner for such purpose as outstanding unrestricted Shares.
(e)    Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or any other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action will be upon such terms and conditions as the Board or the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award will be treated as an outstanding Incentive Award under the Plan and will thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the

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Company through the assumption or substitution of outstanding grants from an acquired company will reduce the Shares available for grants as provided in Section 1.4.
(f)    Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of an Equity Restructuring, the Committee may determine that each Grantee will be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which the Grantee would have received had the Grantee exercised the Incentive Award immediately prior to such Equity Restructuring, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares attributable to RSAs will be treated in the same manner as unrestricted outstanding Shares.
Notwithstanding the previous paragraphs of this Section 7.6(f), but subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, to the extent applicable, in the event of an Equity Restructuring, the Committee will have the right and power to effectuate one or more of the following alternatives in its discretion, with respect to outstanding Incentive Awards, which may vary among individual Grantees and may vary among Incentive Awards held by any individual Grantee:
(1)    cancel, effective immediately prior to the occurrence of the Equity Restructuring, an outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Equity Restructuring over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) will be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Equity Restructuring if (A) the Grantee is an Insider, (B) the Company is subject to Section 16 of the Exchange Act, and (C) such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof will be applicable to such Incentive Award after the expiration of six (6) months from the Date of Grant; or
(2)    provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Equity Restructuring (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incidental thereto, make an equitable adjustment as determined by the Board or the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or
(3)    provide that thereafter upon the exercise of an Incentive Award that was previously granted, the Grantee will be entitled to purchase or receive under such Incentive Award, in lieu of the number of Shares then covered by such Incentive Award, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Grantee would have been entitled pursuant to the terms of the agreement of the Equity Restructuring if, immediately prior to such Equity Restructuring, the Grantee had been the holder of record of the number of Shares then covered by such Incentive Award; provided, however, if such consideration is not solely common stock of the successor corporation, the Board or the Committee may, with the consent of the successor corporation, provide for the consideration to be received to be solely common stock of the successor corporation that is equal to the Fair Market Value of the per Share consideration received by the holders of Shares as the result of the Equity Restructuring; or
(4)    effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Grantees and which may vary among Incentive Awards held by any individual Grantee: (A) accelerate the time at which Stock Options or SARs then outstanding may be exercised so that such Incentive Awards may be exercised in full for a limited period of time on or before a specified date (before or after the Equity Restructuring) fixed by the Committee, after which specified date all such unexercised Incentive Awards and all rights of Grantees thereunder will terminate, or (B) require the mandatory surrender by all or selected Grantees of some or all of the outstanding Stock Options or SARs held by such Grantees (irrespective of whether such Incentive Awards are then exercisable under the provisions of the Plan) as of a date, before or after such Equity Restructuring, that is specified by the Board or the Committee, in which event the Board or the Committee will thereupon cancel such Incentive Awards and the Company will pay (or cause to be paid) to each Grantee an amount of cash per share equal to the excess, if any, of the amount calculated by the Board or the Committee, in its discretion as exercised in good faith, as the then Fair Market Value of the Shares subject to such Incentive Awards over the exercise price(s), if any, under such Incentive Awards for such Shares; or

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(5)    provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.
The Board or Committee, in its discretion, will have the authority to take whatever action it deems to be necessary or appropriate to preserve the rights of Grantees holding outstanding Incentive Awards and to effectuate the provisions of this Section 7.6(f).
Section 7.7    Termination of Employment
(a)    Committee Discretion. Pursuant to the terms of the Incentive Agreement or otherwise, the Committee will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Grantee’s Employment status affects an Incentive Award (including acceleration or waiver of vesting requirements) and the extent to which, and the period during which, the Grantee, the Grantee’s legal representative, conservator, guardian or beneficiary may exercise rights under the Incentive Award, if applicable. Subject to the conditions and limitations of the Plan and Applicable Law, in the event that a Grantee ceases to be an Employee for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement will be required. No amendment to a Grantee’s Incentive Award will be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.
Unless expressly provided in the Grantee’s Incentive Agreement or as otherwise determined by the Committee:
(1)    Termination of Employment for Cause. If the Grantee’s Employment is terminated for Cause, any unvested portion of any Incentive Award and any vested but unexercised Incentive Award will immediately expire, and will not be exercisable to any extent, effective immediately upon such termination of Employment.
(2)    Termination of Employment for Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death, any unvested portion of any Incentive Award will automatically expire and terminate and no further vesting will occur after the termination date, and any vested but unexercised Incentive Award will expire on the earlier of either (i) the expiration date set forth in the Incentive Agreement or (ii) the one (1) year anniversary date of the Grantee’s termination of Employment date.
In the case of any vested ISO held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in this Plan, whether the Employee has incurred a “Disability” for purposes of determining the length of the Stock Option exercise period following termination of Employment under this Section will be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee will determine whether a Disability for purposes of this Section has occurred.
(3)    Termination of Employment not for Cause, Disability or Death. If the Grantee’s Employment is terminated for any reason other than for Cause, Disability or death, any unvested portion of any Incentive Award will automatically expire and terminate and no further vesting will occur after the termination date and any vested but unexercised Incentive Award will expire on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his or her termination of Employment.
Section 7.8    Effect of Termination of Employment for Certain Reasons Following a Change in Control
Except as may otherwise be specifically provided in a Grantee’s Incentive Agreement, and notwithstanding any contrary provision in the Plan, if, during the two-year period immediately following the effective date of a Change in Control of the Company (a) a Grantee's Employment is terminated by the Company or any Affiliate without Cause or (b) the Grantee resigns from his or her Employment for Good Reason in accordance with the process set out below, the following actions will automatically occur as of the date of the Grantee’s termination of Employment:
(a)    all of the Grantee’s Stock Options and SARs then outstanding will become 100% vested and immediately and fully exercisable;

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(b)    all of the restrictions and conditions of any of the Grantee’s RSAs, RSUs and any Other Stock-Based Awards or Cash Awards then outstanding will be deemed satisfied, and the Restriction Period with respect thereto will be deemed to have expired, and thus each such Incentive Award will become free of all restrictions and fully vested; and
(c)    all of the Grantee’s Performance-Based Awards will become fully vested and deemed earned in full at 100% of the target level.
In the event that any acceleration of vesting pursuant to an Incentive Award or any other payment or benefit received or to be received by a Grantee under the Plan in connection with a Change in Control would subject a Grantee to an excise tax pursuant to Code Section 4999 (which excise tax would be the Grantee’s obligation) due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Code Section 280G, the Grantee may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting, payment or benefit called for under the Incentive Award in order to avoid such characterization.
Section 7.9    Exchange of Incentive Awards
Subject to Section 7.10, the Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards will not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards will be made under this Section 7.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.
Section 7.10    Repricing Prohibited
Except as provided in Section 7.6, all outstanding Stock Options and SARs will not be “repriced” for any reason without the prior approval of the Company’s shareholders. For purposes of the Plan, a “repricing” means lowering the Option Price of an outstanding Stock Option or SAR or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a Stock Option or SAR at a time when its Option Price exceeds the fair market value of the underlying Shares and exchange for another Stock Option, SAR, other Incentive Award, other equity security or a cash payment.
Section 7.11     Lock-Up Period
The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Grantees from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
Section 7.12     Section 83(b) Elections Prohibited
No Grantee may make an election under Code Section 83(b), or any successor section thereto, with respect to any Incentive Award without the consent of the Committee, which the Committee may grant or withhold in its discretion.
SECTION 8.
GENERAL
Section 8.1    Effective Date and Grant Period
The Plan will be effective upon the Effective Date, provided that it has been approved by the shareholders of the Company within twelve (12) months after the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder will automatically become null and void and of no force or effect. No Incentive Awards may be granted under the Plan on or after the date which is ten (10) years following the Effective Date. The Plan will remain in effect until all Incentive Awards granted under the Plan have been satisfied or expired.

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Section 8.2    Funding and Liability of Company
No provision of the Plan will require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company will not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts will be used merely as a bookkeeping convenience.
Section 8.3    Withholding Taxes
(a)    Tax Withholding. Each Grantee must pay the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with such Grantee’s Incentive Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Grantee. Subject to any Company insider trading policy (including blackout periods), Grantees may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Committee, in whole or in part by delivery of Shares, including Shares retained from the Incentive Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Grantee to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Committee, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Committee. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Incentive Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Grantee’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Grantee’s acceptance of an Incentive Award under the Plan will constitute the Grantee’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
(b)    ISOs. With respect to Shares received by a Grantee pursuant to the exercise of an ISO, if such Grantee disposes of any such Shares within (i) two years from the Date of Grant of such Stock Option or (ii) one year after the transfer of such Shares to the Grantee, the Company will have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount equal to the Withholding Taxes determined by the Company to be owed by the Grantee with respect to such disqualifying disposition.
(c)    Employer NICs. In respect of a Grantee who is resident in the United Kingdom, the Committee may, to the extent it is lawful to do so, require that that Grantee’s Incentive Agreement includes the Grantee’s irrevocable agreement that: (i) the Company may recover the whole or any part of any secondary class 1 (employer) National Insurance Contributions from the Grantee; and (ii) at the request of the Company, the Grantee will elect (using a form approved by Her Majesty's Revenue and Customs) that the whole or any part of the liability for any secondary class 1 (employer) National Insurance Contributions will be transferred to the Grantee.
Section 8.4    No Guarantee of Tax Consequences
The Company, Affiliates, Board and the Committee do not make any commitment or guarantee that any United States federal, state, local, or foreign tax treatment will apply or be available to any Person participating or eligible to participate hereunder.
Neither the Company, any Affiliate, the Board, nor the Committee will be liable to any Grantee or any other Person as to any expected or realized tax consequences for any Grantee or other Person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Incentive Award. Although the Company and its Affiliates may endeavor to (a) qualify an Incentive Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Incentive Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

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Section 8.5    Designation of Beneficiary by Grantee
Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation will revoke all prior designations by the same Grantee, must be in the form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such valid beneficiary designation, benefits remaining unpaid at the Grantee’s death will be paid as follows: (i) if a Grantee leaves a surviving spouse, payment will be made to such surviving spouse on behalf of the Grantee; and (ii) if a Grantee leaves no surviving spouse, payment will be made to (A) if there is administration of such Grantee’s estate, the executor or administrator of such estate, upon receipt by the Committee of supporting evidence from the estate that is satisfactory to the Committee, or (B) if there is no administration of such Grantee’s estate, such Grantee’s heirs at law as determined by a court of competent jurisdiction, in such proportion as determined by such court in its signed court order that is received by, and satisfactory to, the Committee.
Section 8.6    Deferrals
Subject to any requirements that apply to preclude taxation under Code Section 409A, the Committee, in its discretion, may permit a Grantee to defer the receipt of the payment of cash or the delivery of Shares under the terms of his or her Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to RSAs, RSUs or another form of Incentive Award.
Section 8.7    Amendment and Termination of Plan
The Board or Committee will have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Company will obtain shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Law. For example, the Board or Committee will not, without the approval of the shareholders of the Company within the time period required by Applicable Law:
(a)    except as provided in Section 7.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;
(b)    amend the requirements as to the class of Grantees eligible to purchase Shares under the Plan;
(c)    extend the term of the Plan; or
(d)    while the Company is a Publicly Held Corporation (i) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to the Company) or (ii) delete or limit the provisions of Section 7.10 (repricing prohibition).
In addition, to the extent that the Committee determines that (a) the listing qualification requirements of any United States or foreign national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) any provision of the Code or other Applicable Law, require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the amendment of the Plan will not be effective unless approved by the requisite vote of the shareholders of the Company entitled to vote thereon.
Subject to the provisions of the last paragraph of this Section 8.7, no amendment, modification, suspension, discontinuance or termination of the Plan will impair the rights of any Grantee under any Incentive Award previously granted under the Plan without such Grantee’s consent; provided, however, such consent will not be required with respect to any Plan amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.
The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Incentive Award at any time and from time to time; provided, however, subject to Section 7.10 and the provisions of the last paragraph of this Section 8.7 and the provisions of the applicable Incentive Agreement, no such amendment, modification, cancellation or termination will impair the rights of a Grantee under an Incentive Award without such Grantee’s consent; provided, however, such consent will not be required with respect to any amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

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Notwithstanding any other provision of the Plan or any Incentive Agreement to the contrary, the Committee may, in its sole discretion and without the consent of any Grantee, amend the Plan or any Incentive Agreement, to take effect retroactively or otherwise, as it deems to be necessary in order for the Company, the Plan, the Incentive Award or the Incentive Agreement to satisfy or conform to any Applicable Law, or to meet the requirements of any applicable accounting standard.
Section 8.8    Requirements of Law and Securities Exchanges
The granting of Incentive Awards and the issuance or delivery of Shares under the Plan will be subject to all Applicable Law, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any other Applicable Law. The Committee may cause a legend or legends to be placed upon such certificates to make appropriate reference to such restrictions.
The Company will not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any Applicable Law. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance, purchase or sale of Shares hereunder, no Shares may be issued, purchased or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of the Incentive Award. The Company will not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any Applicable Law. As to any jurisdiction that expressly imposes the requirement that an Incentive Award will not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the Applicable Law of such jurisdiction apply) will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.
Section 8.9    Clawback
All Incentive Awards (including any proceeds, gains or other economic benefit the Grantee actually or constructively receives upon receipt or exercise of any Incentive Award or other receipt or resale of any Shares underlying the Incentive Award) will be subject to any Company clawback policy as may be notified to the Grantee from time to time, including any clawback policy adopted to comply with any Applicable Law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act) as set forth in such clawback policy or the Incentive Agreement. Any such policy may subject a Grantee’s Incentive Awards, and amounts paid or realized with respect to Incentive Awards, under the Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, such events including but not limited to, an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
Section 8.10     Treatment for Other Compensation Purposes
The amount of any compensation received or deemed to be received by a Grantee pursuant to an Incentive Award will not be deemed part of a Grantee’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws, and will not be included in or have any effect on the determination of benefits under any other compensation or benefit plan, program or arrangement of the Company or an Affiliate, including any retirement, severance, group insurance, welfare benefits or other benefits plan, unless otherwise expressly provided in writing in such other plan, program or arrangement.

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Section 8.11     No Obligation to Exercise Awards; No Right to Notice of Expiration Date
An Incentive Award of a Stock Option or a SAR imposes no obligation upon the Grantee to exercise the Incentive Award. The Company, its Affiliates and the Committee have no obligation to inform a Grantee of the date on which a Stock Option or SAR is no longer exercisable except for including such expiration date in the Grantee’s Incentive Agreement.
Section 8.12     Rule 16b-3 Securities Law Compliance for Insiders
While the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan will be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it may be deemed null and void by the Committee, in its discretion, to the extent permitted by Applicable Law.
Section 8.13     Compliance with Code Section 409A
(a)    General. The Company intends that all Awards be structured to comply with, or be exempt from, Code Section 409A (“Section 409A”), such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Incentive Agreement to the contrary, the Committee may, without a Grantee’s consent, amend this Plan or Incentive Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Incentive Awards, including any such actions intended to (i) exempt the Plan or any Incentive Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Incentive Award’s grant date. The Company makes no representations or warranties as to an Incentive Award’s tax treatment under Section 409A or otherwise. The Company and its Subsidiaries will have no obligation under this Section 8.13 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Incentive Award and will have no liability to any Grantee or any other Person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)    Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Incentive Award upon a termination of a Grantee’s Employment relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Grantee’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Grantee’s Employment relationship. For purposes of the Plan or any Incentive Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)    Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Incentive Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Incentive Award to a “specified employee” (as defined under Section 409A as determined by the Committee) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Code Section 409A(a)(2)(B)(i), be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Incentive Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest) but not later than 60 days following the end of such six-month period. Any payments of “nonqualified deferred compensation” under such Incentive Award payable more than six months following the Grantee’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
Section 8.14     Persons Residing Outside of the United States and United Kingdom
Notwithstanding any provision of the Plan to the contrary, in order to comply with the Applicable Law or customs in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its discretion, will have the power and authority to (a) determine which Affiliates will be covered by the Plan; (b) determine which Persons employed outside the United States and United Kingdom are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Incentive Award granted to Persons who reside outside the United States and United Kingdom; (d) establish subplans and modify exercise procedures and terms and procedures to the extent such actions are deemed to be necessary or advisable; and any such subplans and modifications to the terms and procedures of the Plan that are established under this Section 8.14 will be attached

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to the Plan document as appendices or annexes; and (e) take any action, before or after an Incentive Award is made, that it deems advisable to obtain or comply with any Applicable Law or regulatory exemptions or approvals.
Section 8.15     No Restriction on Corporate Action
Nothing contained in the Plan will be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Incentive Award made under the Plan. No Grantee or other Person will have any claim against the Company, any Affiliate, the Board or the Committee as a result of any such action.
Section 8.16     Successors to Company
All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Section 8.17     Miscellaneous Provisions
(a)    No Grantee or other Person will have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, will be construed as giving any Grantee any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
(b)    By accepting any Incentive Award, each Grantee and each Person claiming by or through a Grantee will be deemed to have indicated his or her complete acceptance of all the terms and conditions of the Plan and the Incentive Agreement. Each Grantee acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Incentive Awards will be administered only in conformance with Applicable Law. To the extent Applicable Law permit, the Plan and all Incentive Agreements will be deemed amended as necessary to conform to Applicable Law.
(c)    The proceeds received from the sale of Shares pursuant to the Plan will be used for general corporate purposes of the Company.
(d)    No fractional Shares will be issued or delivered pursuant to the Plan or any Incentive Award, and the Company or Committee will determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto will be cancelled, terminated or otherwise eliminated.
Section 8.18     Severability
If any provision of the Plan or any Incentive Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Incentive Award, or would disqualify the Plan or Incentive Award under any Applicable Law, such provision will be (a) construed or deemed amended to conform to Applicable Law or (b) if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Incentive Award, such provision will be stricken as to such jurisdiction, Person or Incentive Agreement, and thereafter the remainder of the Plan and any such Incentive Agreement will remain in full force and effect.
Section 8.19     Third Parties under UK’s Contracts (Rights of Third Parties Act 1999)
No third party has any rights under the United Kingdom’s Contracts (Rights of Third Parties) Act 1999 to enforce any term of the Plan.
Section 8.20     Rules of Construction
In the interpretation of the Plan, except where the context otherwise requires:
(a)    “including” or “include” does not denote or imply any limitation;
(b)    “or” has the inclusive meaning “and/or”;
(c)    the singular includes the plural, and vice versa, and each gender includes each of the others;
(d)    captions or headings are only for reference and are not to be considered in interpreting the Plan;

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(e)    any grammatical form or variant of a term defined in the Plan will be construed to have a meaning corresponding to the definition of the term set forth herein;
(f)    the terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular provision of the Plan;
(g)    “Section” refers to a Section of the Plan, unless otherwise stated in the Plan; and
(h)    a reference to any statute, rule, or regulation includes any amendment thereto or any statute, rule, or regulation enacted or promulgated in replacement thereof.
Section 8.21     Governing Law
The Plan will be interpreted, construed and constructed in accordance with the laws of England and Wales, without regard to conflict of laws principles.
Section 8.22     Shareholder Approval
The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholders’ approval will be obtained in the manner and to the degree required under Applicable Law.
IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on the date specified below, to be effective as of the Effective Date.

Ensco plc
By:    /s/ Gilles Luca_____________________________
Name:    Gilles Luca
Title:    Sr. Vice President
Date:    28 March 2018

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ANNEX 1
TO THE
ENSCO PLC 2018 LONG-TERM INCENTIVE PLAN
This Annex 1 to the Plan is intended to be a separate plan which governs Incentive Awards granted to Consultants and Outside Directors of the Company. Awards granted pursuant to this Annex 1 are subject to all of the terms and conditions set forth in the Plan except as modified by the following terms and provisions which will replace and/or supplement certain terms and provisions of the Plan as indicated herein.
SECTION 1.
GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE,
COVERAGE AND BENEFITS
Section 1.1    Background and Purpose
The following will replace the second paragraph of Section 1.1 of the Plan but only with respect to Awards to Consultants and Outside Directors:
The purpose of this Annex 1 is to foster and promote the long-term financial success of the Company and to increase shareholder value by: (a) encouraging the commitment of selected key Consultants and Outside Directors, (b) motivating superior performance of key Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s shareholders, (d) attracting and retaining key Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Consultants and Outside Directors to share in the long-term growth and success of the Company.
Section 1.2    Definitions
The following definitions replace or supplement the definitions in Section 1.2 of the Plan but only with respect to Awards to Consultants and Outside Directors:
“Consultant” means an independent agent, consultant, attorney, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Affiliate), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Affiliate), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Employment” means that the individual is engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship will be determined at the time of the corporate action described in Code Section 424(a). The term “Employment” will include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director, and termination of Employment will mean that such Services are no longer being provided by such Consultant or the individual is no longer an Outside Director, as applicable. Notwithstanding anything herein to the contrary, for purposes of the Plan, the termination of Employment of an Consultant or Outside Director will not result in the payment of any amount hereunder that is subject to, and not exempt under, Code Section 409A, unless such termination constitutes a “separation from service” as defined under Code Section 409A.
All determinations hereunder regarding Employment or termination of Employment, and separation from service for purposes of Code Section 409A, will be made by the Committee in its discretion.
“Grantee” will mean any Outside Director or Consultant who is granted an Incentive Award under the Plan.
“Outside Director” will mean a Director who, at the time of grant of an Incentive Award, is not an Employee.
“Stock Option” will mean a Nonstatutory Stock Option. For the avoidance of doubt, in accordance with Code Section 422, only an Employee may be granted an ISO.

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The following definitions in Section 1.2 of the Plan will be amended in the following ways with respect to Awards to Consultants and Outside Directors:
At the end of the definition of “Committee,” the following paragraph will be added:
Notwithstanding any other provision of the Plan, any Incentive Awards that are to be granted under the Plan to Outside Directors will be approved by the Board, or made in accordance with a policy or program that is approved by the Board; provided, however, the Committee may recommend such Incentive Awards, policy or program to the Board for its approval. With respect to grants of Incentive Awards to Outside Directors, all rights, powers and authorities vested in the Committee under the Plan with respect thereto will instead be exercised by the Board, and thus any reference in the Plan to the Committee will be deemed to include a reference to the Board when acting in such capacity. When the Board exercises its authority to act in its capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it will so designate with respect to any action that it undertakes in such capacity.
Section 1.3    Share Reserve of Common Stock Available for Incentive Awards
Shares offered or subject to Incentive Awards granted under this Annex 1 will count towards the limits set forth in Section 1.4 and Section 1.5. No Incentive Awards may be granted under this Annex 1 which would cause the limits set forth in Section 1.4 and Section 1.5 to be exceeded.
Section 1.4    Eligibility
The following provision will replace Section 1.7(a) of the Plan with respect to Awards to Outside Directors and Consultants:
Incentive Awards may be granted only to an individual who, at the time of grant, is an Outside Director or Consultant. The Committee will from time to time designate those Outside Directors and Consultants, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which will be granted to each such individual, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
SECTION 2.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
Section 2.1    Grant of Stock Options
The following provision will replace Section 2.1 of the Plan with respect to Awards to Outside Directors and Consultants:
The Committee is only authorized to grant Nonstatutory Stock Options to Outside Directors and Consultants, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee will determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised. For the avoidance of doubt, the Committee cannot grant ISOs to Outside Directors and/or Consultants under this Plan.

Annex 2 - 30

ATTN: INVESTOR RELATIONS 5847 SAN FELIPE SUITE 3300 HOUSTON, TX 77057
VOTE DEADLINE – 3:00 p.m. Eastern Time on 18 May 2018 (or 11:59 p.m. Eastern Time on 15 May 2018 for employees holding shares in our benefit plans).

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The "Abstain" option is provided to enable you to refrain from voting on any particular resolution. However, it should be noted that selecting "Abstain" will not be counted in the calculation of the proportion of the votes "For" and "Against" a resolution, except as provided in the accompanying proxy statement with respect to Resolution 5.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒ ENSCO1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENSCO PLC

The Board of Directors recommends you vote "For" Resolutions 1 through 12.

1.	To re-elect Directors to serve until the 2019 Annual General Meeting of Shareholders:
	Nominees:	For	Against	Abstain			For	Against	Abstain
	1a. J. Roderick Clark	☐	☐	☐	2.	To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2018.	☐	☐	☐
	1b. Roxanne J. Decyk	☐	☐	☐	3.
To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).

							☐	☐	☐
	1c. Mary E. Francis CBE	☐	☐	☐	4.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.	☐	☐	☐
	1d. C. Christopher Gaut	☐	☐	☐	5.	To approve the Ensco plc 2018 Long-Term Incentive Plan.	☐	☐	☐
	1e. Jack E. Golden	☐	☐	☐	6.	A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2017.	☐	☐	☐
	1f. Gerald W. Haddock	☐	☐	☐	7.	A non-binding advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
	1g. Francis S. Kalman	☐	☐	☐	8.	A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2017.	☐	☐	☐
	1h. Keith O. Rattie	☐	☐	☐	9.
To (i) approve the terms of one or more agreements providing for the purchase by the Company of up to 65.0 million shares for up to a maximum of $500 million in aggregate from one or more financial intermediaries and (ii) authorise the Company to make off-market purchases of shares pursuant to such agreements, the full text of which can be found in "Resolution 9" of the accompanying proxy statement.

							☐	☐	☐
	1i. Paul E. Rowsey, III	☐	☐	☐	10.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 10" of the accompanying proxy statement.	☐	☐	☐
	1j. Carl G. Trowell	☐	☐	☐	11.	To approve the general disapplication of pre-emption rights, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.	☐	☐	☐
	1k. Phil D. Wedemeyer	☐	☐	☐	12.
To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in "Resolution 12" of the accompanying proxy statement.

							☐	☐	☐
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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
ENSCO PLC
21 May 2018
Please date, sign and mail
the proxy card in the
envelope provided as soon as possible
TO BE RECEIVED NO LATER THAN 3:00 P.M. EASTERN TIME 18 MAY 2018
(OR 11:59 P.M. EASTERN TIME 15 MAY 2018 FOR EMPLOYEES HOLDING SHARES
IN OUR BENEFIT PLANS)
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PROXY
ENSCO PLC

Board of Directors Proxy for the Annual General Meeting of Shareholders
at 8:00 a.m. London Time, Monday, 21 May 2018
Serpentine Suite of the London Hilton on Park Lane
22 Park Lane, London, W1K 1BE, UNITED KINGDOM
The undersigned shareholder of Ensco plc hereby revokes all previous proxies and appoints Carl G. Trowell and Michael T. McGuinty, or any one of them, as proxies, each with full power of substitution, to vote the following number of shares of the undersigned at the above-stated Annual General Meeting of Shareholders and any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO RESOLUTIONS 1 THROUGH 12, THIS PROXY WILL BE VOTED "FOR" EACH OF THE RESOLUTIONS AND AT THE DISCRETION OF THE PERSONS DESIGNATED BY THE BOARD OF DIRECTORS AS YOUR PROXIES. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.
Your Board of Directors recommends a vote "For" Resolutions 1 through 12.

Continued and to be signed on reverse side